UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07384

NICHOLAS APPLEGATE INSTITUTIONAL FUNDS
(Exact name of registrant as specified in charter)

600 WEST BROADWAY, 30TH FLOOR, SAN DIEGO, CA 92101
(Address of principal executive offices)

CHARLES H. FIELD, JR.
C/O NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
600 WEST BROADWAY, 30TH FLOOR
SAN DIEGO, CA 92101
(Name and address of agent for service)

Copy to:
Deborah A. Wussow
c/o Nicholas-Applegate Capital Management
600 West Broadway, 30th Floor
San Diego, CA 92101

Registrant's telephone number, including area code: (619) 687-2988

                                                             Date of fiscal year end: March 31

Date of reporting period: March 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form
N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,
Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[Logo NICHOLAS APPLEGATE INSTITUTIONAL FUNDS](Registered_Trademark)

Annual Report

Class I, II, III & IV Shares

March 31, 2005

Letter to Shareholders

Dear Fellow Shareholder,

Equity markets around the world turned in solid performance between April 1, 2004 and March 31, 2005. While ending the fiscal year in positive territory, the markets lacked a clear direction. Stock prices ebbed and flowed as both positive and negative factors shaped the investment landscape.

In this annual report, we review the performance of the financial markets and your investments during the fiscal year. We also share our outlook for the months ahead.

In the United States, broad equity indexes rose modestly, including the S&P 500 Index, which gained 6.69%. At levels near 20%, year-over-year quarterly earnings growth reported by companies during the period was as consistently strong as it had been in decades. The economy grew at a steady pace, with GDP expanding 4.4% in 2004 — the fastest growth since 1999. However, reports on the health of the economy were mixed, causing investors to question its underlying strength. In addition, volatile oil prices, a pickup in inflation and rising interest rates weighed on market sentiment. The Federal Reserve began the process of normalizing monetary policy by increasing the target funds rate by 0.25% on seven separate occasions. Despite these increases, rates remained low by historical standards.

In developed markets overseas, the MSCI EAFE Index rose an impressive 15.49% in U.S. dollar terms. Returns were more subdued in local currencies, as the dollar fell over 4% against a basket of currencies. From a macroeconomic perspective, growth in many countries was uninspiring: GDP grew by 2.6% in Japan and by 2% in the twelve euro nations in 2004. However, strong corporate earnings helped stock prices advance. Profits were close to a 25-year high as a percentage of GDP in Japan and Europe, driven in large part by companies’ restructuring efforts.

Equities delivered the strongest gains in developing markets, with the MSCI Emerging Markets Index rising 17.02% (in U.S. dollars). Economies in emerging countries worldwide experienced rapid growth, fueled by strong global demand for oil and other commodities. The Commodity Research Bureau (CRB) Index rose 11.3% during the period. In addition, policy reforms and debt restructuring have made many countries — and companies — more capable of sustaining growth.

Against this backdrop, nearly all of our mutual funds produced increases, led by the Emerging Markets Opportunities Fund, which advanced 26.32% since its May 2004 inception, and the International Growth Opportunities Fund, which rose 19.28% during the fiscal year. Additionally, many of our funds outpaced their benchmarks, including our Systematic strategies. These strategies delivered strong relative performance by leveraging our proprietary stock selection model in conjunction with traditional, fundamental analysis and portfolio construction tools that control unintended risks.

Nicholas-Applegate continues to place strong emphasis on controlling unintended risks in all of our mutual funds. We are constantly engaged in developing and using new techniques that help us analyze the portfolios’ exposures. For example, we recently implemented new risk management software that provides us with a different way of looking at the country and regional allocations in our non-U.S. funds.

We also continue to enhance our fundamental research process. During the period, we welcomed several highly qualified analysts to our U.S. and international investment teams. In addition, we’ve fine-tuned how the analysts research mid- and large-cap stocks by geographically broadening coverage by sector, where appropriate. For instance, we now have one analyst following the energy sector on a global basis, rather than one covering U.S. energy companies and another covering non-U.S energy companies. We continue to apply regional expertise to domestically focused industries, such as retail. We believe this combination of sector and regional specialists provides us with the best perspective for identifying companies poised to outperform.

In the new world of Regulation Fair Disclosure (Reg. FD), having a well-resourced, well-organized investment team is more important than ever. Reg. FD, which was passed in October 2000, requires that all material information about a company be disseminated publicly. All investors have simultaneous access to the news, and therefore, a more level playing field on which to analyze companies. Reg. FD has made our jobs as research analysts more challenging because we must now piece together mosaics of information rather than receive material information directly from companies. At the same time, Reg. FD has opened up greater opportunity to firms that are able to meet the challenges of conducting rigorous research. Nicholas-Applegate is one of those firms.

Looking forward, we expect the choppy market conditions that investors experienced in 2004 and early 2005 to continue. Economic activity is robust in many parts of the world, but there are signs of weakness. Inflationary pressures and higher interest rates in the United States have the potential to slow consumer spending and dampen investor sentiment. Economic data for Japan continues to deteriorate, and growth in Continental Europe remains tepid. That said, healthy corporate profits and increased business spending in the United States and many other markets paves the way for continued stock price appreciation.

In this environment, we believe that companies that can deliver strong earnings growth should once again command a premium valuation relative to others. Value stocks continued to outpace growth stocks during the fiscal year, and the valuation difference between growth and value globally is at its lowest level since the early 1990s. We also think this kind of environment is ideal for stock selection, particularly for investing in companies where positive change is leading to increased earnings estimates. We continue to search out those companies in all of our funds.

On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate your business and look forward to serving your investment needs throughout the coming years.

Best Regards,

Horacio A. Valeiras, CFA

President and Chief Investment Officer

March 31, 2005

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class I, II, III & IV Shares. Distributor: Nicholas-Applegate Securities.

U.S. Mini Cap Growth Fund

Management Team: John C. McCraw, Lead Portfolio Manager; Travis T. Prentice, Portfolio Manager; K. Mathew Axline, Investment Analyst; Michael P. Giggie, Investment Analyst; Montie L. Weisenberger, Investment Analyst

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with “mini” market capitalizations that offer superior growth prospects.

Market Overview: Major U.S. stock market indexes posted moderate increases during the twelve months ended March 31, 2005. The economy grew at a solid pace during the period, despite giving off mixed signals along the way. Corporate profit growth was also strong due to accelerating demand and margin expansion fueled by productivity gains and the restructuring of balance sheets.

A number of concerns held back stock market gains. Oil prices rose nearly 55% during the fiscal year, stoking fears of inflation. The Federal Reserve began the process of normalizing interest rates from 45-year lows and increased the fed funds target rate by 1.75%. Military conflict persisted in Iraq, and there were threats of terrorism on major U.S. financial centers.

While the broad equity market generated a solid advance, returns of small-cap growth stocks were flat. Small, growing businesses are typically more sensitive to rising interest rates than larger companies because it becomes more expensive for them to finance their growth.

Within the small-cap growth universe, returns in most sectors were positive, led by strength in value-oriented groups, such as energy and industrials. In contrast, stocks in the higher-growth information technology and health care sectors declined.

Performance: From April 1, 2004 through March 31, 2005, the Fund’s Class I shares declined 8.05% and the Russell 2000 Growth Index rose 0.87%.

Portfolio Specifics: Stock selection in the industrials sector and an underweight in information technology companies had the largest favorable impact on performance versus the index. In contrast, issue selection in the information technology, consumer discretionary and materials sectors detracted from relative results. Given its focus on mini-cap stocks, the Fund’s weighted-average market cap was also unfavorable as the very smallest stocks within the Russell 2000 Growth Index underperformed.

Turning to individual stocks, two of the Fund’s best-performing holdings were American Science & Engineering, a maker of X-ray inspections systems, and Greenbrier, a railcar manufacturer. American Science & Engineering experienced increased sales of its mobile screening and parcel search systems. Greenbrier benefited from strong demand for railcars and had a sizeable order backlog.

Other notable performers were ATP Oil & Gas, an oil and gas producer; Matria Healthcare, a provider of disease management services; and Interchange, a supplier of paid-search services enabling businesses to reach consumers via targeted online advertising.

Market Outlook: Oil prices, inflation and interest rates are likely to remain key issues for investors in the months ahead. However, several factors pave the way for small-cap growth equities to move higher:

• Overall health of the economy

• Expectations that earnings growth for smaller companies will remain strong

• Attractive valuations

Regardless of how macroeconomic events unfold, we are confident our research-intensive investment process will reward shareholders over the long term.

Comparison of Change in Value of a $250,000 Investment in U.S. Mini Cap Growth Fund Class I Shares with the Russell 2000 Growth Index.

	Annualized Total Returns
	As of 3/31/05
		Since
1 Year	5 Years	Inception
- 8.05%	- 5.12%	14.45%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 2000 Growth Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Class II shares are new and have no prior performance. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

U.S. Mini Cap Growth Fund

	Number
	of Shares	Value
COMMON STOCK — 97.5%
Advertising Services — 0.6%
Marchex, Inc. Cl. B* ##	26,000	$484,640
Aerospace/Defense-Equipment — 0.6%
Argon St, Inc.*	16,300	537,900
Alternative Waste Technology — 0.9%
Calgon Carbon Corp.##	85,780	732,561
Apparel Manufacturers — 1.0%
True Religion Apparel, Inc.* ##	69,900	863,265
Applications Software — 0.9%
Moldflow Corp.*	46,400	741,936
Audio/Video Products — 0.7%
American Technology Corp.* ##	69,700	565,964
Auto/Truck Parts & Equipment-Replacement — 0.6%
Commercial Vehicle Group, Inc.* ##	23,900	478,000
Auto-Medium & Heavy Duty Trucks — 0.8%
A. S. V., Inc.* ##	17,500	693,787
Batteries/Battery Systems — 0.7%
Energy Conversion Devices, Inc.* ##	25,740	585,070
Beverages-non-Alcoholic — 0.8%
Jones Soda Co.* ##	114,000	638,400
Building-Maintenance & Service — 1.0%
Healthcare Services Group, Inc.	36,050	874,212
Building-Residential/Commercial — 0.7%
Comstock Homebuilding
Companies, Inc.*	24,560	522,883
Levitt Corp. Cl. A	4,180	107,175
		630,058
Casino Hotels — 2.2%
MTR Gaming Group, Inc.*	69,500	861,800
Monarch Casino & Resort, Inc.* ##	31,100	618,890
Riviera Holdings Corp.*	33,000	399,300
		1,879,990
Casino Services — 0.9%
Mikohn Gaming Corp.* ##	59,900	752,344
Chemicals-Fibers — 0.6%
Zoltek Companies, Inc.* ##	41,300	502,208
Circuit Boards — 0.6%
Multi-Fineline Electronix, Inc.*	26,660	470,549
Coatings/Paint — 0.5%
CFC International, Inc.*	18,000	397,980
Commercial Banks-Central US — 1.7%
Macatawa Bank Corp.##	18,300	614,423
Mercantile Bank Corp.##	20,600	842,128
		1,456,551
Commercial Banks-Eastern US — 0.8%
Yardville National Bancorp	21,400	698,068
Commercial Banks-Southern US — 0.7%
First Bancorp##	27,850	630,524
Commercial Banks-Western US — 5.3%
Center Financial Corp.##	37,200	655,836
Cobiz, Inc.	34,300	664,734
Hanmi Financial Corp.	38,400	635,520
Placer Sierra Bancshares##	23,600	542,092
Valley Bancorp*	23,200	701,568
Vineyard National Bancorp Co.##	23,500	643,665
West Coast Bancorp##	25,700	611,660
		4,455,075
Communications Software — 0.8%
Digi International, Inc.*	49,300	$676,396
Computers — 0.8%
Icad, Inc.* ##	167,240	635,512
Computers-Integrated Systems — 3.8%
3D Systems Corp.* ##	32,400	611,388
Brooktrout, Inc.*	14,000	157,500
Catapult Communications Corp.* ##	27,800	593,530
Integral Systems, Inc.	37,800	867,888
Radiant Systems, Inc.* ##	97,100	951,580
		3,181,886
Computers-Memory Devices — 0.6%
Komag, Inc.*	23,500	525,225
Computers-Peripheral Equipment — 0.7%
Rimage Corp.*	28,000	555,800
Decision Support Software — 1.0%
SPSS, Inc.*	47,400	824,286
Diagnostic Equipment — 0.9%
Cholestech Corp.*	58,800	592,704
Neurometrix, Inc.*	21,500	205,325
		798,029
Diagnostic Kits — 0.7%
Meridian Bioscience, Inc.	37,800	563,220
Diversified Minerals — 0.0%
Charles & Colvard, Ltd.*	1,400	17,850
Drug Delivery Systems — 0.6%
I-Flow Corp.* ##	33,500	530,305
E-Commerce/Products — 0.8%
Nutrisystem, Inc.* ##	113,900	717,570
Electronic Components-Miscellaneous — 1.0%
Labarge, Inc.*	65,800	861,322
Electronic Components-Semiconductors — 1.3%
MIPS Technologies, Inc. Cl. A*	49,400	568,100
Netlogic Microsystems, Inc.* ##	43,400	538,594
		1,106,694
Electronic Design Automation — 1.1%
Ansoft Corp.*	34,500	930,810
Electronic Forms — 0.8%
Datatrak International, Inc.* ##	42,100	707,280
Electronic Measure Instruments — 0.8%
Zygo Corp.* ##	54,000	699,840
Electronic Security Devices — 2.0%
American Science & Engineering, Inc.*	16,500	737,715
LoJack Corp.*	66,900	921,213
		1,658,928
E-Marketing/Information — 0.9%
Fastclick, Inc.	15,000	180,000
Intermix Media, Inc.* ##	73,400	539,490
		719,490
Energy-Alternate Sources — 0.8%
Syntroleum Corp.*	54,300	664,632
Engineering/R & D Services — 1.1%
Baker Michael Corp.*	41,500	915,075
Enterprise Software/Services — 0.9%
Emageon, Inc.*	37,800	678,888
The Ultimate Software Group, Inc.*	5,800	92,684
		771,572

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
E-Services/Consulting — 1.5%
Access Integrated Technologies, Inc.	4,200	$27,888
Niku Corp.*	28,400	512,620
Perficient, Inc.* ##	90,030	692,331
		1,232,839
Food-Wholesale/Distribution — 0.9%
Spartan Stores, Inc.*	71,100	756,504
Human Resources — 0.7%
Barrett Business Services, Inc.*	27,000	592,380
Industrial Automation/Robotics — 0.5%
Hurco Companies, Inc.* ##	29,200	407,340
Internet Financial Services — 0.6%
E-Loan, Inc.* ##	207,600	550,140
Internet Security — 0.7%
Vasco Data Security International, Inc.* ##	90,100	566,729
Internet Telephone — 0.5%
Deltathree, Inc.* ##	110,000	423,500
Investment Companies — 0.6%
Gladstone Capital Corp.##	25,200	534,744
Machinery-Farm — 0.9%
Gehl Co.*	29,200	779,932
Machinery-General Industry — 0.8%
Flow International Corp.*	112,600	677,852
Machinery-Thermal Process — 0.7%
Turbochef Technologies, Inc.* ##	37,566	559,358
Medical Imaging Systems — 0.7%
Merge Technologies, Inc.* ##	34,400	603,720
Medical Information Systems — 3.3%
Allscripts Healthcare Solutions, Inc.* ##	64,700	925,210
Computer Programs & Systems, Inc.##	34,400	965,952
Quality Systems, Inc.##	21,800	923,012
		2,814,174
Medical Instruments — 0.8%
Angiodynamics, Inc.*	38,700	708,210
Medical Laser Systems — 1.6%
Cutera, Inc.* ##	43,100	830,968
Palomar Medical Technologies, Inc.*	20,100	542,097
		1,373,065
Medical Products — 2.9%
HealthTronics Surgical Services, Inc.*	90,600	974,856
Lifecore Biomedical, Inc.*	47,500	844,075
NMT Medical, Inc.*	80,800	662,560
		2,481,491
Medical-Biomedical/Genetics — 1.3%
Myriad Genetics, Inc.* ##	24,400	448,716
Orchid Biosciences, Inc.*	57,800	679,728
		1,128,444
Medical-Hospitals — 1.1%
Horizon Health Corp.* ##	21,900	930,750
Medical-Outpatient/Home Medical Care — 2.6%
Amedisys, Inc.*	19,560	591,690
Option Care, Inc.	37,800	778,302
Radiation Therapy Services, Inc.* ##	44,800	850,304
		2,220,296
Metal Processors & Fabrication — 1.0%
Circor International, Inc.##	32,600	803,590
Non-Ferrous Metals — 0.7%
RTI International Metals, Inc.*	23,600	552,240
Oil & Gas Drilling — 1.1%
Pioneer Drilling Co.*	70,000	$963,900
Oil Companies-Exploration & Production — 2.6%
GMX Resources, Inc.* ##	48,600	559,386
McMoran Exploration Co.* ##	42,880	861,888
Parallel Petroleum Corp.*	105,800	777,630
		2,198,904
Oil Field Machinery & Equipment — 1.0%
Lufkin Industries Inc.	17,200	830,588
Oil-Field Services — 0.8%
Hornbeck Offshore Services*	25,600	641,536
Patient Monitoring Equipment — 2.1%
Aspect Medical Systems, Inc.* ##	37,800	816,102
Lifeline Systems, Inc.*	30,400	921,728
		1,737,830
Physical Practice Management — 2.0%
Matria Healthcare, Inc.* ##	31,080	954,467
Qmed, Inc.* ##	66,500	731,500
		1,685,967
Physical Therapy/Rehabilitation Centers — 2.4%
Paincare Holdings, Inc.* ##	202,900	1,014,500
Psychiatric Solutions, Inc.*	21,500	989,000
		2,003,500
Property/Casualty Insurance — 2.5%
American Physicians Cap, Inc.*	24,700	846,469
Fpic Insurance Group, Inc.* ##	21,500	691,225
National Interstate Corp.	33,100	556,080
		2,093,774
Real Estate Management/Services — 0.9%
Tarragon Corp.* ##	36,350	733,907
Research & Development — 1.5%
Kendle International, Inc.*	63,300	727,950
SFBC International, Inc.*	15,600	549,744
		1,277,694
Retail-Apparel/Shoe — 0.8%
Goody’s Family Clothing, Inc.##	72,200	651,966
Retail-Catalog Shopping — 0.4%
RedEnvelope, Inc.* ##	42,900	341,913
Retail-Regional Department Stores — 0.9%
Retail Ventures, Inc.*	86,300	786,193
Retail-Restaurants — 1.7%
BJ’s Restaurants, Inc.* ##	46,400	899,696
Rubio’s Restaurants, Inc.*	50,500	505,000
		1,404,696
Retirement/Aged Care — 1.1%
American Retirement Corp.*	66,800	971,272
Telecommunications Equipment — 0.5%
Sunrise Telecommunication, Inc.	165,300	446,310
Telecommunications Equipment Fiber Optics — 0.5%
Essex Corp.*	28,110	459,036
Textile-Apparel — 1.0%
Cherokee, Inc.##	25,100	840,348
Textile-Products — 0.9%
Innovo Group, Inc.*	160,300	795,088
Therapeutics — 0.4%
Viacell, Inc.*	42,800	322,712
Transport-Equipment & Leasing — 0.7%
Greenbrier Cos., Inc.##	18,000	631,620

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
Transport-Marine — 0.9%
K-Sea Transportation Partners L.P.	21,100	$725,840
Transport-Services — 0.9%
Hub Group, Inc. Cl. A*	12,300	770,841
Transport-Truck — 0.8%
Marten Transport, Ltd.*	31,100	663,363
Wireless Equipment — 0.7%
SpectraLink Corp.##	40,800	576,096
TOTAL COMMON STOCK
(Cost: $75,957,113)		82,382,996
RIGHTS — 0.0%
Consumer Production - Miscellaneous — 0.0%
American Banknote Corp. — 10/01/07
(Cost: $0)	76	$0

	Principal
	Amount	Value
SHORT TERM INVESTMENTS — 27.1%
Money Market Funds — 24.7%
Allianz Dresdner Daily Asset Fund** ^	$20,861,800	$20,861,800
Time Deposit — 2.4%
Wells Fargo Bank
2.290%, 04/01/05	2,010,589	2,010,589
TOTAL SHORT TERM INVESTMENTS
(Cost: $22,872,389)		22,872,389
TOTAL INVESTMENTS —124.6%
(Cost: $98,829,502)		105,255,385
LIABILITIES IN EXCESS OF OTHER
ASSETS — (24.6%)		(20,809,032)
NET ASSETS — 100.0%		$84,446,353

* Non-income producing securities.

** All of the security is purchased with cash collateral proceeds from securities loans.

^ Affiliated institutional money market fund.

## All or a portion of the Fund’s holdings in this security was on loan as of 03/31/05.

Schedule of Investments by Industry as of March 31, 2005

Percentage of
Industry	Net Assets

Basic Materials	1.7%
Communications	7.1
Consumer, Cyclical	12.6
Consumer, Non-cyclical	25.6
Energy	6.3
Financial	12.5
Industrial	14.8%
Technology	16.9
Short Term Investments	27.1
Liabilities in excess of other assets	(24.6)
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

U.S. Emerging Growth Fund

Management Team: John C. McCraw, Lead Portfolio Manager; Travis T. Prentice, Portfolio Manager; K. Mathew Axline, Investment Analyst; Michael P. Giggie, Investment Analyst; Montie L. Weisenberger, Investment Analyst

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

Market Overview: The U.S. stock market, as measured by the S&P 500 Index, rose 6.69% during the fiscal year ended March 31, 2005. Gains were concentrated in the fourth quarter of 2004 when a short-lived drop in oil prices, a pickup in merger activity and a decisive outcome to the presidential election boosted investor enthusiasm.

While corporate profits remained strong, equities languished during much of the period due to:

• Surging oil prices, which hit a record high of more than $57 a barrel in mid-March

• Tighter monetary policy, as the Federal Reserve began raising interest rates midyear 2004

• Mixed economic indicators, which obscured the solid rate of economic expansion

Within the universe of equities, performance was mixed. Value stocks posted solid gains across market capitalizations, while growth stocks — with the exception of mid caps — struggled to stay in positive territory. Value stocks have had a good run through this stage of the economic cycle due to historically low interest rates and robust demand for basic materials and commodities. At period-end, valuations of small-cap growth stocks were well below historical norms relative to small-cap value.

Performance: The Fund’s Class I shares gained 1.66% during the twelve months ended March 31, 2005 versus a 0.87% increase in the Russell 2000 Growth Index.

Portfolio Specifics: Except for information technology, the Fund’s holdings in every sector of investment generated positive returns. Positions in the energy sector produced the strongest gains.

On a comparative basis, the Fund outperformed the Russell 2000 Growth Index. Stock selection in the health care sector had the largest positive impact on relative results. Within health care, some of the best-performing names were Immucor, a manufacturer of blood-testing systems; Intuitive Surgical, a maker of products used in minimally invasive surgical techniques; and OSI Pharmaceuticals, a biotechnology firm specializing in oncology treatments.

Relative performance was also helped by an overweight in energy stocks and issue selection among energy, industrials and materials companies. Carpenter Technology, a maker of specialty metals, was a top performer in the industrials sector on strong demand from all of its end markets, particularly the aerospace industry.

Stock selection in the information technology sector was the main detractor from relative performance, where holdings in the Internet software and services industry were especially weak. Issue selection and an overweight in consumer discretionary stocks was also unfavorable.

Market Outlook: The outlook for small-cap stocks has moderated to some extent in recent months. While earnings growth expectations for smaller companies remain strong, the prospect of the Fed raising interest rates more aggressively to curb inflation is weighing on market sentiment.

A focus on individual stock selection remains critical in this environment. We are confident that our bottom-up investment approach will continue to lead us to small, rapidly growing companies with strong fundamentals.

Comparison of Change in Value of a $250,000 Investment in U.S. Emerging Growth Fund Class I Shares with the Russell 2000 Growth Index.

	Annualized Total Returns
	As of 3/31/05

1 Year	5 Years	10 Years
1.66%	- 12.43%	7.38%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 2000 Growth Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

U.S. Emerging Growth Fund

	Number
	of Shares	Value
COMMON STOCK — 96.3%
Advanced Materials/Products — 0.6%
Hexcel Corp.* ##	6,400	$99,264
Advertising Services — 0.6%
Ventiv Health, Inc.*	4,000	92,000
Aerospace/Defense — 1.8%
Armor Holdings, Inc.*	1,700	63,053
Esterline Technologies Corp.*	3,100	107,105
Titan Corp.*	6,200	112,592
		282,750
Aerospace/Defense-Equipment — 0.7%
BE Aerospace, Inc.*	9,700	116,400
Apparel Manufacturers — 2.0%
Carter’s, Inc.* ##	3,400	135,150
Oshkosh B’Gosh, Inc. Cl. A	3,600	109,800
Quiksilver, Inc.*	2,500	72,575
		317,525
Applications Software — 0.7%
Serena Software, Inc.* ##	4,800	114,048
Auto/Truck Parts & Equipment-Original — 0.2%
Tenneco Automotive, Inc.* ##	2,900	36,134
Auto-Medium & Heavy Duty Trucks — 0.6%
A. S. V., Inc.* ##	2,500	99,112
Building & Construction Products-Miscellaneous — 1.4%
NCI Building Systems, Inc.*	3,700	142,820
Simpson Manufacturing Co., Inc.	2,300	71,070
		213,890
Building Products-Cement/Aggregate — 0.3%
Texas Industries, Inc.	1,000	53,750
Building Products-Light Fixtures — 0.8%
Genlyte Group, Inc.*	1,400	125,958
Building-Mobil Home/Manufactured Housing — 0.4%
Champion Enterprises, Inc.*	7,300	68,620
Building-Residential/Commercial — 0.5%
Levitt Corp. Cl. A	3,100	79,484
Cellular Telecommunications — 0.4%
Alamosa Holdings, Inc.* ##	5,300	61,851
Coal — 0.5%
Foundation Coal Holdings, Inc.	3,000	70,530
Commercial Banks-Western US — 0.6%
Silicon Valley Bancshares*	2,300	101,338
Commercial Services-Finance — 0.7%
Euronet Worldwide, Inc.* ##	3,800	108,490
Computer Aided Design — 0.6%
ANSYS, Inc.*	2,700	92,367
Computer Services — 0.5%
Anteon International Corp.*	2,200	85,646
Computers-Integrated Systems — 0.4%
Brocade Communications Systems, Inc.*	9,800	58,016
Computers-Memory Devices — 0.6%
Komag, Inc.* ##	4,400	98,340
Consulting Services — 0.9%
Charles River Associates, Inc.* ##	1,600	78,960
Navigant Consulting, Inc.*	2,500	68,075
		147,035
Consumer Products-Miscellaneous — 1.3%
Jarden Corp.*	4,300	197,284
Cosmetics & Toiletries — 0.7%
Chattem, Inc.* ##	2,400	$106,728
Data Processing/Management — 0.9%
CSG Systems International, Inc.*	5,000	81,450
eFunds Corp.*	2,400	53,568
		135,018
Diagnostic Equipment — 1.9%
Cytyc Corp.*	3,400	78,234
Gen-Probe, Inc.*	1,800	80,208
Immucor, Inc.*	4,825	145,667
		304,109
Diversified Manufacturing Operations — 1.2%
Esco Technologies, Inc.*	1,200	96,420
Jacuzzi Brands, Inc.*	8,700	84,912
		181,332
Drug Delivery Systems — 0.5%
Conor Medsystems, Inc.*	4,800	78,192
E-Commerce/Products — 0.4%
Stamps.Com, Inc.*	4,100	68,060
Electronic Components-Miscellaneous — 0.8%
Nam Tai Electronics, Inc.##	5,000	133,000
Electronic Components-Semiconductors — 1.1%
Microsemi Corp.*	5,100	83,079
MIPS Technologies, Inc. Cl. A*	8,400	96,600
		179,679
Electronic Connectors — 0.6%
Thomas & Betts Corp.* ##	3,000	96,900
Electronic Design Automation — 0.4%
Magma Design Automation* ##	5,400	64,098
Electronic Measure Instruments — 1.9%
Itron, Inc.* ##	5,500	163,020
Measurement Specialties, Inc.* ##	2,500	57,500
Trimble Navigation, Ltd.*	2,100	71,001
		291,521
Electronic Security Devices — 0.6%
American Science & Engineering, Inc.*	2,100	93,891
E-Marketing/Information — 0.5%
Digital River, Inc.*	2,600	81,016
Energy-Alternate Sources — 1.1%
Headwaters, Inc.* ##	2,400	78,768
Syntroleum Corp.*	8,200	100,368
		179,136
Engineering/R & D Services — 0.6%
URS Corp.*	3,400	97,750
Enterprise Software/Services — 0.5%
Mantech International Corp. Cl. A*	3,300	76,131
Entertainment Software — 0.5%
The 9, Ltd. — ADR*	4,600	78,982
Finance-Credit Card — 0.5%
Metris Companies, Inc.*	7,400	85,766
Finance-Investment Bankers/Brokers — 0.8%
GFI Group, Inc.*	2,000	53,660
Investment Technology Group, Inc.*	4,300	75,250
		128,910
Food-Wholesale/Distribution — 2.0%
Performance Food Group Co.*	5,000	138,400
United Natural Foods, Inc.*	6,300	180,369
		318,769

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
Hotels & Motels — 0.7%
Orient Express Hotels, Ltd. Cl. A	4,000	$104,400
Human Resources — 3.3%
Heidrick & Struggles International, Inc.*	4,300	158,111
Hudson Highland Group, Inc.*	8,000	136,720
Korn/Ferry International*	6,100	116,083
Labor Ready, Inc.*	5,800	108,170
		519,084
Internet Content-Info/News — 0.6%
Cnet Networks, Inc.* ##	10,000	94,400
Internet Infrastructure Software — 1.2%
Openwave Systems, Inc.* ##	6,600	80,454
RADWARE, Ltd.*	4,600	107,962
		188,416
Lasers-Systems/Components — 1.1%
Cymer, Inc.*	3,300	88,341
Electro Scientific Industries, Inc.*	4,300	83,377
		171,718
Machinery-Thermal Process — 0.5%
Global Power Equipment Group, Inc.*	8,500	81,430
Machinery-Construction & Mining — 0.9%
Bucyrus International, Inc. Cl. A	1,800	70,308
JLG Industries, Inc.	3,300	71,115
		141,423
Machinery-General Industry — 1.6%
Gardner Denver, Inc.*	1,800	71,118
Manitowoc Co., Inc.	2,000	80,780
Wabtec Corp.	4,800	98,352
		250,250
Medical Information Systems — 1.6%
Allscripts Healthcare Solutions, Inc.* ##	10,200	145,860
Quality Systems, Inc.	2,600	110,084
		255,944
Medical Instruments — 1.7%
Angiodynamics, Inc.*	3,500	64,050
Intuitive Surgical, Inc.*	1,300	59,111
Symmetry Medical, Inc.*	3,500	66,570
Ventana Medical Systems, Inc.* ##	1,900	71,174
		260,905
Medical Laser Systems — 1.5%
Intralase Corp.* ##	4,700	78,678
Laserscope* ##	4,700	149,178
		227,856
Medical Products — 0.6%
West Pharmaceutical Services	3,700	88,430
Medical-Biomedical/Genetics — 1.9%
Keryx Biopharmaceuticals, Inc.* ##	8,800	117,568
Northfield Laboratories, Inc.* ##	4,800	54,000
Serologicals Corp.* ##	5,500	134,420
		305,988
Medical-Drugs — 1.0%
Prestige Brand Holdings, Inc.*	6,500	114,725
Vaxgen, Inc.* ##	2,800	34,944
		149,669
Medical-Outpatient/Home Medical Care — 1.3%
Amedisys, Inc.*	3,200	96,800
Option Care, Inc.	4,700	96,773
		193,573
Motion Pictures & Services — 0.7%
Lions Gate Entertainment Corp.*	9,500	$104,975
Multilevel Direct Selling — 0.5%
Nu Skin Enterprises, Inc. Cl. A	3,300	74,283
Networking Products — 1.1%
Aeroflex, Inc.*	8,700	81,171
Ixia*	5,200	92,508
		173,679
Non-Hazardous Waste Disposal — 0.4%
Waste Connections, Inc.*	2,000	69,500
Oil & Gas Drilling — 1.8%
Grey Wolf, Inc.* ##	15,300	100,674
Pioneer Drilling Co.*	6,600	90,882
Todco Cl. A*	3,600	93,024
		284,580
Oil Companies-Exploration & Production — 2.4%
Cheniere Energy, Inc.*	700	45,157
Range Resources Corp.	3,900	91,104
Swift Energy Co.* ##	3,200	91,008
Toreador Resources Corp.*	3,500	63,525
Unit Corp.*	1,800	81,306
		372,100
Oil-Field Services — 3.5%
Core Laboratories NV*	4,000	102,680
Cal Dive International, Inc.*	1,300	58,890
Global Industries, Ltd.*	9,200	86,480
Oceaneering International, Inc.*	2,400	90,000
Superior Energy Services, Inc.*	6,000	103,200
Tetra Technologies, Inc.*	3,800	108,072
		549,322
Pharmacy Services — 0.4%
Healthextras, Inc.*	3,800	63,270
Physical Practice Management — 1.6%
American Healthways, Inc.* ##	4,200	138,684
Matria Healthcare, Inc.* ##	3,700	113,627
		252,311
Physical Therapy/Rehabilitation Centers — 0.8%
Psychiatric Solutions, Inc.*	2,800	128,800
Property/Casualty Insurance — 0.6%
Ohio Casualty Corp.*	4,200	96,516
Real Estate Management/Services — 2.2%
Jones Lang LaSalle, Inc.*	3,400	158,610
Tarragon Corp.* ##	3,300	66,627
Trammell Crow Co.*	5,700	117,249
		342,486
Real Estate Operation/Development — 0.3%
Corrections Corp. of America*	1,200	46,320
Research & Development — 0.9%
SFBC International, Inc.*	3,800	133,912
Resorts/Theme Parks — 1.3%
Great Wolf Resorts, Inc.*	4,800	119,760
Vail Resorts, Inc.* ##	3,300	83,325
		203,085
Respiratory Products — 0.7%
Respironics, Inc.*	2,000	116,540
Retail-Apparel/Shoe — 1.6%
Children’s Place Retail Stores, Inc.*	3,200	152,800
Jos A Bank Clothiers, Inc.* ##	3,225	94,492
		247,292

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
Retail-Leisure Products — 0.6%
MarineMax, Inc.*	3,000	$93,540
Retail-Pawn Shops — 0.5%
Cash America International, Inc.	3,900	85,527
Retail-Restaurants — 1.8%
Buffalo Wild Wings, Inc.* ##	3,300	124,839
CKE Restaurants, Inc.* ##	5,500	87,175
McCormick & Schmick’s Seafood
Restaurants, Inc.*	4,100	68,552
		280,566
Seismic Data Collection — 0.6%
Veritas DGC, Inc.*	3,300	98,868
Semiconductor Components-Integrated Circuits — 0.8%
Sigmatel, Inc.*	1,500	56,145
Standard Microsystems Corp.*	4,000	69,440
		125,585
Semiconductor Equipment — 4.5%
Brooks Automation, Inc.*	6,900	104,742
Credence Systems Corp.* ##	15,200	120,232
Entegris, Inc.*	11,300	111,757
Photronics, Inc.*	4,900	88,690
Rudolph Technologies, Inc.* ##	4,800	72,288
Tessera Technologies, Inc.* ##	2,000	86,460
Varian Semiconductor Equipment
Associates, Inc.*	3,200	121,632
		705,801
Steel Pipe &Tube — 1.5%
Maverick Tube Corp.*	2,500	81,275
NS Group, Inc.*	4,700	147,627
		228,902
Steel-Producers — 0.9%
AK Steel Holding Corp.*	6,400	70,784
Carpenter Technology Corp.	1,300	77,233
		148,017
Superconductor Products & Systems — 1.0%
Intermagnetics General Corp.*	6,150	149,691
Telecommunications Equipment Fiber Optics — 0.6%
Harmonic, Inc.* ##	9,900	94,644
Telecommunications Services — 0.6%
Premiere Global Services, Inc.*	8,200	92,824
Therapeutics — 2.4%
Bone Care International, Inc.*	4,400	114,136
Eyetech Pharmaceuticals, Inc.*	2,700	74,250
Nabi Biopharmaceuticals*	8,600	107,328
NitroMed, Inc.* ##	2,900	50,199
United Therapeutics Corp.*	700	31,987
		377,900
Transactional Software — 0.4%
Open Solutions, Inc.* ##	3,200	$63,456
Transport-Equipment & Leasing — 0.8%
Greenbrier Cos, Inc.	3,700	129,833
Transport-Marine — 1.2%
Arlington Tankers, Ltd.	3,300	77,550
Diana Shipping, Inc.*	7,000	115,780
		193,330
Transport-Services — 1.0%
Hub Group, Inc. Cl. A*	2,400	150,408
Transport-Truck — 0.5%
Arkansas Best Corp.	2,000	75,560
Vitamins & Nutrition Products — 0.6%
Usana Health Sciences, Inc.	2,000	94,600
Wire & Cable Products — 0.6%
General Cable Corp.*	7,200	86,904
Wireless Equipment — 0.5%
RF Micro Devices, Inc.*	14,900	77,778
TOTAL COMMON STOCK
(Cost: $12,794,151)		15,145,011

	Principal
	Amount
SHORT TERM INVESTMENTS — 17.0%
Money Market Funds — 14.9%
Allianz Dresdner Daily Asset Fund** ^	$2,346,125	2,346,125
Time Deposit — 2.1%
Brown Brothers Harriman & Co.
2.290%, 04/01/05	324,881	324,881
TOTAL SHORT TERM INVESTMENTS
(Cost: $2,671,006)		2,671,006
TOTAL INVESTMENTS — 113.3%
(Cost: $15,465,157)		17,816,017
LIABILITIES IN EXCESS OF
OTHER ASSETS — (13.3%)		(2,092,355)
NET ASSETS — 100.0%		$15,723,662

* Non-income producing securities.

** All of the security is purchased with cash collateral proceeds from securities loans.

^ Affiliated institutional money market fund.

## All or a portion of the Fund’s holdings in this security was on loan as of 03/31/05.

ADR — American Depository Receipt

Schedule of Investments by Industry as of March 31, 2005

Percentage of
Industry	Net Assets
Basic Materials	0.9%
Communications	6.5
Consumer, Cyclical	11.4
Consumer, Non-cyclical	26.5
Energy	9.9
Financial	5.1
Industrial	22.4%
Technology	13.6
Short Term Investments	17.0
Liabilities in excess of other assets	(13.3)
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

U.S. Small Cap Value Fund

Management Team: Mark W. Stuckelman, Lead Portfolio Manager; Stephen Sexauer, Portfolio Manager; Charles Hoeveler, Investment Analyst; John Mazur, Investment Analyst; Nelson W. Shing, Investment Analyst; Aerus Tran, Investment Analyst; Mark P. Roemer, Portfolio Specialist

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Small Cap Value Fund seeks to maximize long-term capital appreciation through investments primarily in smaller U.S. companies with market capitalizations corresponding to the Russell 2000 Value Index that, in the opinion of the Investment Adviser, are undervalued in the marketplace.

Market Overview: From April 1, 2004 through March 31, 2005, U.S. equities posted gains across most style and capitalization segments. Large-cap stocks modestly outpaced small caps, while value outperformed growth by a wide margin.

During the first six months of the period, the stock market struggled to advance as investors confronted rising oil prices, three interest-rate hikes from the Federal Reserve and a potential slowdown in the booming Chinese economy. Near the end of 2004, however, equity prices climbed sharply higher, buoyed by a decisive outcome to the presidential election, a drop in oil prices and strengthening in the U.S. economy. Stocks gave back some of their prior months’ gains in early 2005, as rising interest rates, record-high oil prices and disappointing job growth clouded the outlook for corporate profits.

Among small-cap value stocks, returns in most sectors were positive. Energy companies were the best performers, driven by rising oil and natural gas prices and strong refining margins. Industrials and materials also did notably well due to strong demand from China and improvement in the U.S. economy. In contrast, prices of information technology stocks declined amid lackluster growth in IT spending.

Performance: During the twelve months ended March 31, 2005, the Fund’s Class I shares gained 11.91%, outperforming the Russell 2000 Value Index, which rose 9.78%.

Portfolio Specifics: Holdings in the majority of sectors added value relative to the index, led by industrials, utilities and consumer discretionary. Solid performance in these and other groups offset pockets of relative weakness, such as stock selection in financials and an underweight in energy.

In industrials, positive stock selection and an overweight in the sector helped the portfolio. The Fund’s best-performing positions included Joy Global and ESCO Technologies. Joy Global, a manufacturer of coal and copper mining equipment, benefited from strong copper and coal prices. ESCO, which makes meters used for time-of-use meter reading, benefited from a surge of interest among utility companies moving to a time-of-use fee structure to encourage energy conservation.

In utilities, stock selection drove relative strength. Energen, a producer and distributor of natural gas, was a top performer this period on high natural gas prices. Issue selection was also positive in the consumer discretionary sector, where retailer Neiman Marcus and film production company Lions Gate were major contributors. Being underweight the group was an additional plus.

Market Outlook: The solid pace of earnings growth and economic expansion provides a favorable backdrop for continued stock price appreciation. That said, stubbornly high oil prices and concerns that the Fed will raise rates more aggressively to stem inflation may create a headwind for equities over the remainder of 2005.

Regardless of how events unfold, we remain confident that our diversified approach to small-cap value investing will produce excess return in any market environment.

Effective as of February 7, 2005, the Fund is closed to new investors. The Fund will continue to accept additional investments from existing shareholders.

Comparison of Change in Value of a $250,000 Investment in U.S. Small Cap Value Fund Class I Shares with the Russell 2000 Value Index.

	Annualized Total Returns
	As of 3/31/05
		Since
1 Year	5 Years	Inception
11.91%	21.33%	14.18%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 2000 Value Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I shares only. Class II shares are new and have no prior performance. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The Fund’s performance includes historical performance of comparable managed institutional pooled accounts managed by the Investment Adviser prior to the inception of the Fund. The Fund commenced operations on May 1, 2001. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment.

In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

U.S. Small Cap Value Fund

	Number
	of Shares	Value
COMMON STOCK — 91.2%
Aerospace/Defense-Equipment — 1.4%
AAR Corp.*	106,200	$1,444,320
Apparel Manufacturers — 0.7%
Kellwood Co.	26,500	762,935
Broadcast Services/Programming — 1.1%
UnitedGlobalCom, Inc. Cl. A*	121,832	1,152,531
Building & Construction-Miscellaneous — 1.1%
Dycom Industries, Inc.*	48,800	1,121,912
Building Products-Cement/Aggregate — 1.7%
Florida Rock Industries, Inc.	16,700	982,294
Texas Industries, Inc.	15,600	838,500
		1,820,794
Chemicals-Diversified — 1.0%
Lyondell Chemical Co.	39,330	1,098,094
Chemicals-Plastics — 0.9%
Spartech Corp.	47,600	944,860
Chemicals-Specialty — 1.1%
OM Group, Inc.*	36,100	1,098,162
Coal — 0.3%
Foundation Coal Holdings, Inc.	13,900	326,789
Commercial Banks-Central US — 3.8%
Amcore Financial, Inc.	10,200	288,150
Associated Banc Corp.	37,650	1,175,809
First Financial Bancorp	46,200	843,150
Gold Banc Corp., Inc.	79,500	1,115,385
Macatawa Bank Corp.	16,505	554,155
		3,976,649
Commercial Banks-Eastern US — 0.9%
Community Bank Systems, Inc.##	39,300	900,363
Commercial Banks-Western US — 1.1%
Greater Bay Bancorp	46,500	1,135,065
Commercial Services — 1.1%
Sourcecorp, Inc.*	55,100	1,109,714
Computer Services — 0.2%
Manhattan Associates, Inc.*	8,800	179,256
Computers-Integrated Systems — 1.0%
MTS Systems Corp.	20,100	583,503
Radisys Corp.*	33,300	471,528
		1,055,031
Diversified Manufacturing Operations — 5.2%
Actuant Corp. Cl. A*	18,400	826,528
Ameron International Corp.	18,300	658,800
Carlisle Cos, Inc.	14,600	1,018,642
ESCO Technologies, Inc.*	13,400	1,076,690
The Brink’s Co.	32,800	1,134,880
Tredegar Corp.	42,200	711,492
		5,427,032
Electric-Integrated — 0.7%
Aquila, Inc.* ##	187,700	718,891
Electronic Components-Miscellaneous — 1.8%
Methode Electronics, Inc. Cl. A	98,600	1,194,046
Rogers Corp.*	17,100	684,000
		1,878,046
Finance-Auto Loans — 1.1%
AmeriCredit Corp.*	49,000	1,148,560
Finance-Investment Bankers/Brokers — 0.9%
Knight Trading Group, Inc.*	96,400	929,296
Financial Guarantee Insurance — 1.1%
Assured Guaranty, Ltd.	63,100	1,132,645
Funeral Services & Related Items — 1.1%
Stewart Enterprises, Inc. Cl. A*	187,700	$1,154,355
Garden Products — 1.0%
Toro Co.	12,200	1,079,700
Gas-Distribution — 2.5%
Energen Corp.	20,000	1,332,000
UGI Corp.	28,650	1,301,283
		2,633,283
Hotels & Motels — 0.6%
Jameson Inns, Inc.*	420,000	617,400
Index Fund-Small Cap — 4.9%
iShares Russell 2000 Value
Index Fund*	28,000	5,159,000
Internet Applications Software — 1.0%
MatrixOne, Inc.*	120,100	572,877
S1 Corp.	68,200	473,308
		1,046,185
Internet Infrastructure Software — 0.6%
TIBCO Software, Inc.*	81,300	605,685
Lasers-Systems/Components — 0.6%
Rofin-Sinar Technologies, Inc.*	18,100	581,734
Machinery Tools & Related Products — 1.0%
Kennametal, Inc.	22,700	1,078,023
Machinery-Construction & Mining — 1.1%
Joy Global, Inc.	34,050	1,193,793
Machinery-General Industry — 2.2%
Albany International Corp. Cl. A	33,800	1,043,744
Gardner Denver, Inc.*	31,700	1,252,467
		2,296,211
Medical Laser Systems — 1.1%
Candela Corp.*	125,900	1,123,028
Medical-Biomedical/Genetics — 1.1%
Applera Corp. - Celera
Genomics Group*	51,000	522,750
Nektar Therapeutics*	42,400	591,056
		1,113,806
Medical-Hospitals — 1.2%
LifePoint Hospitals, Inc.* ##	28,800	1,262,592
Medical-Nursing Homes — 0.9%
Kindred Healthcare, Inc.*	26,800	940,680
Metal-Aluminum — 1.2%
Century Aluminum Co.*	40,000	1,210,400
Motion Pictures & Services — 1.0%
Lions Gate Entertainment Corp.*	96,800	1,069,640
Oil Companies-Exploration & Production — 0.6%
Forest Oil Corp.*	14,500	587,250
Physical Practice Management — 1.0%
Pediatrix Medical Group, Inc.*	15,400	1,056,286
Pollution Control — 0.5%
Duratek, Inc.*	26,300	524,685
Poultry — 1.1%
Gold Kist, Inc.*	72,500	1,152,750
Power Conversion/Supply Equipment — 0.6%
Artesyn Technologies, Inc.*	68,000	592,280
Private Corrections — 1.1%
Corrections Corp. of America*	30,900	1,192,740

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
Property/Casualty Insurance — 3.9%
Meadowbrook Insurance Group, Inc.*	197,300	$1,035,825
Navigators Group, Inc.*	31,200	1,034,124
Quanta Capital Holdings, Ltd.*	136,300	1,090,400
Tower Group, Inc.	67,100	895,114
		4,055,463
Publishing-Newspapers — 1.0%
Lee Enterprises, Inc.	22,900	993,860
Radio — 1.1%
Entercom Communications
Corp. Cl. A*	15,600	554,112
Radio One, Inc. Cl. D*	40,300	594,425
		1,148,537
Recycling — 0.6%
Aleris International, Inc.*	26,261	655,212
REITS-Diversified — 4.3%
Capital Automotive##	23,600	781,632
Equity Lifestyle Properties, Inc.	22,900	807,225
People’s Choice Financial
Corp. 144A#*†	104,700	1,047,000
Provident Senior Living Trust 144A#*†	64,600	1,043,290
Washington Real Estate
Investment Trust	27,700	796,375
		4,475,522
REITS-Hotels — 1.9%
Ashford Hospitality Trust, Inc.##	85,900	876,180
Diamondrock Hospitality Co. 144A#*†	101,300	1,078,845
		1,955,025
REITS-Mortgage — 3.8%
ECC Capital Corp.	150,200	901,200
Fieldstone Investment Corp.	48,500	704,220
Jer Investors Trust, Inc. 144A#*†	86,100	1,291,500
Newcastle Investment Corp.	35,500	1,050,800
		3,947,720
REITS-Shopping Centers — 0.7%
Equity One, Inc.	37,900	780,361
Retail-Apparel/Shoe — 2.1%
Charming Shoppes, Inc.*	147,200	1,196,736
Claires Stores, Inc.	42,200	972,288
		2,169,024
Retail-Regional Department Stores — 0.9%
Neiman-Marcus Group, Inc. Cl. A	9,800	896,798
Retail-Restaurants — 0.6%
Lone Star Steakhouse & Saloon, Inc.	21,600	624,348
Retail-Sporting Goods — 1.1%
Hibbett Sporting Goods, Inc.*	37,600	1,129,504
Rubber-Tires — 1.1%
Cooper Tire & Rubber Co.	61,600	1,130,976
Savings & Loans/Thrifts-Central US — 1.1%
MAF Bancorp, Inc.	26,600	1,104,964
Savings & Loans/Thrifts-Eastern US — 2.7%
Brookline Bancorp, Inc.	74,028	1,103,017
First Niagara Financial Group, Inc.	90,300	1,192,863
Parkvale Financial Corp.	17,000	472,600
		2,768,480
Schools — 0.4%
Concorde Career Colleges, Inc.*	25,100	426,700
Semiconductor Equipment — 1.1%
Mattson Technology, Inc.*	71,500	$567,710
Photronics, Inc.*	30,700	555,670
		1,123,380
Telecommunications Equipment — 0.8%
Comtech Telecommunications Corp*	16,500	859,650
Telecommunications Services — 0.5%
Premiere Global Services, Inc.	50,600	572,792
Theaters — 0.9%
Carmike Cinemas, Inc.	26,600	991,648
Therapeutics — 1.2%
CV Therapeutics, Inc.*	25,800	525,288
Medarex, Inc.*	102,500	730,825
		1,256,113
Transport-Rail — 1.1%
Genesee & Wyoming, Inc. Cl. A*	45,950	1,190,565
Transport-Services — 0.3%
Laidlaw International, Inc.*	14,800	307,840
Transport-Truck — 0.8%
Old Dominion Freight Line, Inc.*	28,200	878,430
Venture Capital — 1.0%
Kohlberg Kravis
Roberts Corp. 144A#*†	98,900	1,038,450
TOTAL COMMON STOCK
(Cost: $81,827,500)		95,113,813

	Principal
	Amount
SHORT TERM INVESTMENTS — 11.9%
Money Market Funds — 3.1%
Allianz Dresdner Daily Asset Fund** ^	$3,218,000	3,218,000
Time Deposit — 8.8%
Wells Fargo Bank
2.290%, 04/01/05	9,221,712	9,221,712
TOTAL SHORT TERM INVESTMENTS
(Cost: $12,439,712)		12,439,712
TOTAL INVESTMENTS — 103.1%
(Cost: $94,267,212)		107,553,525
LIABILITIES IN EXCESS OF
OTHER ASSETS — (3.1%)		(3,187,057)
NET ASSETS — 100.0%		$104,366,468

* Non-income producing securities.

** All of the security is purchased with cash collateral proceeds from securities loans.

† Illiquid securities. Total cost of illiquid securities as of March 31, 2005 was $5,335,125. Total market value of illiquid securities owned at March 31, 2005 was $5,499,085 or 5.27% of net assets.

# 144A Security. Fair value private placement security exempt from registration under rule 144A. The total value at March 31, 2005 was 5,499,085 or 5.27% of net assets.

^ Affiliated institutional money market fund.

## All or a portion of the Fund’s holdings in this security was on loan as of 03/31/05.

See Accompanying Notes to Financial Statements.

Schedule of Investments by Industry as of March 31, 2005

U.S. Small Cap Value Fund

Percentage of
Industry	Net Assets
Basic Materials	4.3%
Communications	6.1
Consumer, Cyclical	10.0
Consumer, Non-cyclical	11.3
Energy	0.9
Financial	28.1
Funds	4.9
Industrial	20.1%
Technology	2.3
Utilities	3.2
Short Term Investments	11.9
Liabilities in excess of other assets	(3.1)
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

U.S. Large Cap Value Fund

Management Team: Stephen Sexauer, Lead Portfolio Manager; Mark W. Stuckelman, Portfolio Manager; Charles Hoeveler, Investment Analyst; John Mazur, Investment Analyst; Nelson W. Shing, Investment Analyst; Aerus Tran, Investment Analyst; Mark P. Roemer, Portfolio Specialist

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Large Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of U.S. companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

Market Overview: Driven by gains in the fourth quarter of 2004, U.S. equity indexes finished the fiscal year ended March 31, 2005 in positive territory. Value stocks outperformed growth stocks by a substantial margin, and large-cap companies outpaced small caps.

Both positive and negative themes influenced the investment environment, including:

• Soaring oil prices, which climbed nearly 55% and touched an all-time high of over $57 a barrel in mid-March 2005

• Rising interest rates, as the Federal Reserve increased the target fed funds rate by 1.75% on seven separate occasions beginning midyear 2004

• Healthy economic expansion, with GDP advancing by 4.4% in 2004 and expectations for continued steady growth in 2005

A consistent bright spot during the period was strength in company fundamentals. Many corporations have used record-high cash flows to reduce debt, purchase their own shares and increase dividends.

Performance: The Fund’s Class I shares gained 10.96% from April 1, 2004 through March 31, 2005. The Russell 1000 Value Index rose 13.17%.

Portfolio Specifics: The Fund’s double-digit increase was driven by impressive returns from energy stocks, which benefited from strong global demand for oil. Oil and gas producers Apache, ConocoPhillips and ExxonMobil were on the list of top-performing names. Materials and industrials holdings also performed well on robust demand for steel and construction materials and strength in the manufacturing sector of the economy.

Versus the benchmark, modest underperformance was largely due to stock selection among financials. Insurer American International Group (AIG) was notably weak on the announcement of a broad range of accounting issues and the chairman’s resignation. We continued to hold the stock at period-end and believe the current difficulties that the company is facing are being resolved and will not materially affect its earnings potential. An overweight in information technology and an underweight in consumer staples also hurt the Fund.

Stock selection in several areas helped relative performance, including the materials, industrials and information technology sectors. Praxair, a producer of industrial gases; Raytheon, a defense contractor; and Texas Instruments, an electronics manufacturer, were top performers in these groups.

Market Outlook: The outlook for U.S. equities remains positive for the remainder of 2005. The combination of a steadily expanding economy and healthy corporate earnings growth provides a potent catalyst for capital appreciation. Despite a favorable outlook, investors are likely to balance their enthusiasm with concerns about rising interest rates, inflation and high oil prices.

Nicholas-Applegate is confident that our research-intensive investment process will be rewarded in the current environment, which bodes well for the Fund.

Comparison of Change in Value of a $250,000 Investment in U.S. Large Cap Value Fund Class I Shares with the Russell 1000 Value Index.

Annualized Total Returns
As of 3/31/05

		Since
1 Year	5 Years	Inception
10.96%	5.89%	12.73%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 1000 Value Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds). The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

U.S. Large Cap Value Fund

	Number
	of Shares	Value
COMMON STOCK — 97.9%
Aerospace/Defense — 0.9%
Raytheon Co.	5,900	$228,330
Applications Software — 3.2%
Microsoft Corp.	32,600	787,942
Beverages-non-Alcoholic — 1.2%
PepsiCo, Inc.	5,400	286,362
Cable TV — 2.0%
Comcast Corp. Cl. A*	14,800	499,944
Commercial Banks-Eastern US — 1.9%
North Fork Bancorp., Inc.	17,050	472,967
Computers — 1.7%
Hewlett-Packard Co.	19,300	423,442
Consumer Products-Miscellaneous — 1.6%
Fortune Brands, Inc.	5,100	411,213
Diversified Manufacturing Operations — 12.0%
General Electric Co.	26,500	955,590
ITT Industries, Inc.	12,000	1,082,880
Textron, Inc.	7,200	537,264
Tyco International, Ltd.	12,200	412,360
		2,988,094
Electric-Integrated — 1.0%
Public Services Enterprise Group, Inc.	4,800	261,072
Electronic Components-Semiconductors — 4.4%
Freescale Semiconductor, Inc.*	27,640	476,790
PPL Corp.	5,300	286,147
Texas Instuments, Inc.	13,600	346,664
		1,109,601
Fiduciary Banks — 2.2%
Bank of New York Co., Inc.	18,600	540,330
Finance-Investment Bankers/Brokers — 4.4%
Morgan Stanley Dean Witter & Co.	19,400	1,110,650
Finance-Mortgage Loan/Banker — 1.0%
Countrywide Credit Industries, Inc.	7,700	249,942
Financial Guarantee Insurance — 1.9%
Ambac Financial Group, Inc.	6,500	485,875
Industrial Gases — 2.4%
Praxair, Inc.	12,700	607,822
Medical-Drugs — 3.7%
Abbott Laboratories	8,900	414,918
Pfizer, Inc.	19,500	512,265
		927,183
Medical-HMO — 2.1%
Wellpoint, Inc.*	4,200	526,470
Multi-line Insurance — 5.2%
Allstate Corp.	7,900	427,074
American International Group, Inc.	15,800	875,478
		1,302,552
Multimedia — 5.4%
Time Warner, Inc.*	42,400	$744,120
Viacom, Inc. Cl. B	8,700	303,021
Walt Disney Co.	10,700	307,411
		1,354,552
Oil Companies-Exploration & Production — 2.3%
Apache Corp.	9,250	566,378
Oil Companies-Integrated — 11.2%
ChevronTexaco Corp.	8,300	483,973
ConocoPhillips	10,510	1,133,398
Exxon Mobil Corp.	19,700	1,174,120
		2,791,491
Property/Casualty Insurance — 2.5%
St. Paul Travelers Cos., Inc.	17,288	634,988
Retail-Regional Department Stores — 4.4%
Federated Department Stores, Inc.	17,100	1,088,244
Savings & Loans/Thrifts-Western US — 4.0%
Washington Mutual, Inc.	25,100	991,450
Steel-Producers — 2.1%
United States Steel Corp.	10,400	528,840
Super-Regional Banks-US — 8.3%
Bank of America Corp.	16,112	710,539
US Bancorp.	18,400	530,288
Wells Fargo & Co.	13,900	831,220
		2,072,047
Telephone-Integrated — 3.0%
Sprint Corp.	10,500	238,875
Verizon Communications, Inc.	14,300	507,650
		746,525
Tobacco — 1.9%
Altria Group, Inc.	7,300	477,347
TOTAL COMMON STOCK
(Cost: $19,875,082)		24,471,653

	Principal
	Amount
SHORT TERM INVESTMENTS — 1.5%
Time Deposit — 1.5%
Citibank Nassau
2.290%, 04/01/05
(Cost: $365,126)	$365,126	365,126
TOTAL INVESTMENTS — 99.4%
(Cost: $20,240,208)		24,836,779
OTHER ASSETS IN EXCESS OF
LIABILITIES — 0.6%		157,827
NET ASSETS — 100.0%		$24,994,606

* Non-income producing securities.

See Accompanying Notes to Financial Statements.

Schedule of Investments by Industry as of March 31, 2005

U.S. Large Cap Value Fund

Percentage of
Industry	Net Assets
Basic Materials	4.6%
Communications	10.4
Consumer, Cyclical	4.4
Consumer, Non-cyclical	10.5
Energy	13.4
Financial	31.4
Industrial	12.9
Technology	9.3%
Utilities	1.0
Short Term Investments	1.5
Other assets in excess of liabilities	0.6
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

U.S. Systematic Large Cap Growth Fund

Management Team: David J. Pavan, CFA, Portfolio Manager; Stacey R. Nutt, Ph.D., Portfolio Manager; Zhuanxin Ding, Ph.D., Investment Analyst; Jane Edmonson, Investment Analyst; Frank Feng, Ph.D., Investment Analyst; James Li, Ph.D., CFA, Investment Analyst; Aerus Tran, Investment Analyst; Mark P. Roemer, Portfolio Specialist

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index at time of purchase.

Market Overview: The broad U.S. stock market, as measured by the S&P 500 Index, rose 6.69% during the twelve months ended March 31, 2005, with gains concentrated in the fourth quarter of 2004. Value stocks outpaced growth stocks, and large-cap companies outperformed their small-cap counterparts.

In the first half of the fiscal year, equity returns were generally flat as a number of investor concerns overshadowed strong company fundamentals. The price of oil skyrocketed on surging global demand and worries about the amount of excess production capacity. In June, the Federal Reserve began raising short-term interest rates for the first time in four years, creating anxiety about the speed and magnitude of further rate hikes. The war in Iraq continued, and reports indicated that the economy had hit a soft spot in late spring.

Toward the end of 2004, however, investors bid stock prices sharply higher in response to a steep drop in oil prices, signs the economy had regained traction and a decisive conclusion to the U.S. presidential race. The rally ended in early 2005 as oil prices resumed their upward trend, interest rates kept rising and the pace of corporate profit growth, while healthy, continued to slow.

Performance: The Fund’s Class I shares gained 3.98% during the fiscal year ended March 31, 2005, outperforming the Russell 1000 Growth Index, which rose 1.17%.

Portfolio Specifics: Positions in nearly every sector of investment had a favorable impact on performance versus the index. The Fund’s health care holdings made the largest contribution to relative results, mainly due to strong stock selection. For example, UnitedHealth Group and Aetna were among the Fund’s best-performing positions. Shares of these health insurance companies benefited from positive trends in enrollment and medical costs.

In the materials and industrials sectors, stock selection was also a major source of relative strength. Top performers included United States Steel, a steel manufacturer; Norfolk Southern, a railroad operator; and Textron, a diversified industrial company.

While the Fund’s performance versus the index was favorable overall, there were pockets of weakness. Stock selection in the information technology sector was the primary detractor from relative results. In addition, issue selection among telecommunications services and consumer discretionary companies was modestly negative.

We maintained the Fund’s well-diversified structure throughout the fiscal year. As of March 31, 2005, the largest overweight versus the benchmark was in the industrials sector (+5.0%) and the largest underweight was in financials (-5.8%).

Market Outlook: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

We are confident that our proprietary stock-selection model, in conjunction with our risk-controlled approach to portfolio construction, will continue to add value to the benchmark over time.

Comparison of Change in Value of a $250,000 Investment in U.S. Systematic Large Cap Growth Fund Class I Shares with the Russell 1000 Growth Index.

Annualized Total Returns
As of 3/31/05

		Since
1 Year	5 Years	Inception
3.98%	- 20.17%	6.45%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 1000 Growth Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I shares only. Class II-IV shares are new and have no prior performance. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

U.S. Systematic Large Cap Growth Fund

	Number
	of Shares	Value
COMMON STOCK — 99.5%
Aerospace/Defense — 2.8%
Lockheed Martin Corp.	2,200	$134,332
Raytheon Co.	3,800	147,060
		281,392
Apparel Manufacturers — 1.1%
V F Corp.	1,800	106,452
Applications Software — 4.0%
Intuit, Inc.*	2,800	122,556
Microsoft Corp.	11,800	285,206
		407,762
Audio/Video Products — 1.3%
Harman International Industries, Inc.	1,500	132,690
Beverages-Wine/Spirits — 1.5%
Brown-Forman Corp. Cl. B	2,800	153,300
Cable TV — 0.9%
Cablevision Systems Corp. Cl. A*	3,100	86,955
Chemicals-Diversified — 1.3%
Lyondell Chemical Co.	1,600	44,672
PPG Industries, Inc.	1,200	85,824
		130,496
Computer Aided Design — 1.4%
Autodesk, Inc.*	4,800	142,848
Computer Services — 0.8%
Electronic Data Systems Corp.	3,900	80,613
Computers — 8.3%
Apple Computer, Inc.*	3,800	158,346
Dell, Inc.*	7,800	299,676
International Business Machines Corp.	3,600	328,968
Sun Microsystems, Inc.*	13,400	54,136
		841,126
Computers-Memory Devices — 2.5%
EMC Corp.*	13,300	163,856
Network Appliance, Inc.*	3,100	85,746
		249,602
Cosmetics & Toiletries — 6.9%
Kimberly-Clark Corp.	2,300	151,179
Procter & Gamble Co.	6,400	339,200
The Gillette Co.	4,000	201,920
		692,299
Distribution/Wholesale — 1.3%
WW Grainger, Inc.	2,100	130,767
Diversified Manufacturing Operations — 1.1%
Textron, Inc.	1,500	111,930
Diversified Operations/Commercial Services — 1.2%
Cendant Corp.	5,900	121,186
E-Commerce/Services — 1.5%
eBay, Inc.*	4,100	152,766
Electric Products-Miscellaneous — 1.4%
Emerson Electric Co.	2,200	142,846
Electronic Components-Miscellaneous — 0.6%
Solectron Corp.*	18,100	62,807
Electronic Components-Semiconductors — 2.9%
Intel Corp.	12,600	292,698
Finance-Consumer Loans — 1.3%
First Marblehead Corp.*	2,300	132,319
Food-Miscellaneous/Diversified — 0.6%
Kraft Foods, Inc. Cl. A	1,800	59,490
Home Decoration Products — 1.0%
Newell Rubbermaid, Inc.	4,500	$98,730
Industrial Automation/Robotics — 1.3%
Rockwell Automation, Inc.	2,400	135,936
Instruments-Controls — 1.3%
Parker-Hannifin Corp.	1,500	91,380
Thermo Electron Corp.*	1,400	35,406
		126,786
Instruments-Scientific — 1.3%
PerkinElmer, Inc.	6,300	129,969
Internet Security — 3.1%
CheckFree Corp.*	2,100	85,596
Symantec Corp.*	5,100	108,783
VeriSign, Inc.*	4,000	114,800
		309,179
Medical Labs & Testing Services — 1.6%
Covance, Inc.*	3,400	161,874
Medical Products — 5.4%
Becton Dickinson & Co.	2,500	146,050
Johnson & Johnson	5,900	396,244
		542,294
Medical-Biomedical/Genetics — 1.5%
Amgen, Inc.*	1,000	58,210
Invitrogen Corp.*	1,300	89,960
		148,170
Medical-Drugs — 4.0%
Abbott Laboratories	1,000	46,620
Pfizer, Inc.	13,600	357,272
		403,892
Medical-HMO — 5.9%
Aetna, Inc.	1,800	134,910
Humana, Inc.*	3,400	108,596
UnitedHealth Group, Inc.	2,900	276,602
Wellpoint, Inc.*	600	75,210
		595,318
Multimedia — 1.7%
Gemstar - TV Guide International, Inc.*	21,000	91,350
Time Warner, Inc.*	4,300	75,465
		166,815
Networking Products — 2.1%
Cisco Systems, Inc.*	12,100	216,469
Oil & Gas Drilling — 2.9%
Diamond Offshore Drilling	3,800	189,620
Transocean Sedco Forex, Inc.*	2,100	108,066
		297,686
Oil Companies-Integrated — 1.6%
ConocoPhillips	1,500	161,760
Oil Field Machinery & Equipment — 1.1%
Grant Prideco, Inc.*	4,800	115,968
Optical Supplies — 1.7%
Alcon, Inc.	1,900	169,651
Property/Casualty Insurance — 1.4%
Chubb Corp.	1,800	142,686
Retail-Apparel/Shoe — 2.1%
Abercrombie & Fitch Co. Cl. A	2,100	120,204
American Eagle Outfitters, Inc.	3,200	94,560
		214,764
Retail-Discount — 0.9%
Wal-Mart Stores, Inc.	1,900	95,209

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
Retail-Office Supplies — 1.0%
Staples, Inc.	3,200	$100,576
Retail-Regional Department Stores — 1.1%
Federated Department Stores, Inc.	1,700	108,188
Telecommunications Equipment — 1.9%
QUALCOMM, Inc.	5,100	186,915
Telephone-Integrated — 3.5%
AT&T Corp.	8,100	151,875
Bellsouth Corp.	3,400	89,386
Verizon Communications, Inc.	3,300	117,150
		358,411
Transport-Air Freight — 1.4%
CNF, Inc.	3,100	145,049
Transport-Rail — 2.8%
Burlington Northern Santa Fe Corp.	2,600	140,218
Norfolk Southern Corp.	3,900	144,495
		284,713
Web Portals/ISP — 1.2%
Yahoo!, Inc.*	3,500	118,650
TOTAL COMMON STOCK
(Cost: $9,321,679)		10,048,002

	Principal
	Amount	Value
SHORT TERM INVESTMENTS — 0.4%
Time Deposit — 0.4%
Brown Brothers Harriman & Co.
2.290%, 04/01/05
(Cost: $36,488)	$36,488	$36,488
TOTAL INVESTMENTS — 99.9%
(Cost: $9,358,167)		10,084,490
OTHER ASSETS IN EXCESS OF
LIABILITIES — 0.1%		13,900
NET ASSETS — 100.0%		$10,098,390

* Non-income producing securities.

Schedule of Investments by Industry as of March 31, 2005

Percentage of
Industry	Net Assets
Basic Materials	1.3%
Communications	15.8
Consumer, Cyclical	9.8
Consumer, Non-cyclical	30.2
Energy	5.7
Financial	2.7
Industrial	14.1%
Technology	19.9
Short Term Investments	0.4
Other assets in excess of liabilities	0.1
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

U.S. Systematic SMID Growth Fund

Management Team:  Stacey R. Nutt, Ph.D., Lead Portfolio Manager; Todd N. Wolter, CFA, Portfolio Manager; Carma Wallace, CFA, Investment Analyst; Aerus Tran, Investment Analyst; Mark P. Roemer, Portfolio Specialist

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Systematic SMID Growth Fund seeks to maximize long-term capital appreciation through investments primarily in stocks of U.S. companies with small-mid (SMID) market capitalizations. Generally, small to mid companies are those within the capitalization range of the Russell 2500 Growth Index, as measured at time of purchase.

Market Overview: Major U.S. stock market indices, including the S&P 500 Index and the Dow Jones Industrial Average, registered modest increases during the twelve months ended March 31, 2005. Investors bid stock prices higher in response to:

• Strong growth in corporate profits

• Measured pace at which the Federal Reserve increased short-term interest rates

• Steady rate of economic expansion

A number of factors limited equity market gains, most notably the price of oil, which hit a record high of over $57 a barrel in March 2005. Higher energy prices sparked fears of inflation, causing investors to worry that the Federal Reserve might need to more aggressively raise rates in the future. Geopolitical concerns also weighed on the market, as terrorist threats and conflict in Iraq persisted.

Value stocks outpaced growth stocks this period, and mid-cap names bested large and small caps. Energy and utilities were top-performing sectors, while information technology and financials lagged.

Performance: The Fund’s Class I shares registered an 8.09% increase during the twelve-month period from April 1, 2004 to March 31, 2005. During the same time, the Russell 2500 Growth Index rose 3.91%.

Portfolio Specifics: Strong stock selection in the health care and industrials sectors drove the Fund’s outperformance versus the benchmark. In health care, top-performing positions included Coventry Health Care, an HMO which experienced strong enrollment growth, and Advanced Medical Optics, a producer of lenses used in cataract surgery that posted solid top-line growth, with earnings positively impacted by an improving balance sheet. In industrials, Joy Global, a maker of mining equipment, and Hub Group, a provider of transportation services, performed especially well. Joy Global benefited from strong demand for its products, as metals prices rose sharply on increased demand from China and other emerging countries. Hub Group benefited from improving pricing and industry trends in its intermodal business.

Stock selection was also positive in a number of other sectors, such as materials, financials and consumer staples. Areas that detracted from relative performance included stock selection in the information technology sector and an underweight in consumer discretionary stocks, which outperformed the Russell 2500 Growth Index. Issue selection among energy companies was also unfavorable, but this was more than offset by an overweight in the sector.

Market Outlook: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 2500 Growth Index in both up and down markets.

By applying our disciplined, bottom-up approach in all investment environments, we believe the Fund will generate consistently strong returns over time.

Comparison of Change in Value of a $250,000 Investment in U.S. Systematic SMID Growth Fund Class I Shares with the Russell 2500 Growth Index.

Annualized Total Returns
As of 3/31/05

Since
1 Year	Inception
8.09%	6.29%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 2500 Growth Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for the Class I shares only. Class IV shares are new and have no prior performance. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment.

In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 22% of the total market capitalization of the Russell 3000 Index. The Russell 2500 Growth Index is an unmanaged index comprised of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

U.S. Systematic SMID Growth Fund

	Number
	of Shares	Value
COMMON STOCK — 97.1%
Advertising Services — 1.4%
Getty Images, Inc.*	1,300	$92,443
Aerospace/Defense-Equipment — 1.1%
BE Aerospace, Inc.*	1,800	21,600
United Defense Industries, Inc.	700	51,394
		72,994
Apparel Manufacturers — 0.7%
Oshkosh B’Gosh, Inc. Cl. A	1,600	48,800
Applications Software — 0.6%
Progress Software Corp.*	800	20,976
SS&C Technologies, Inc.	800	18,240
		39,216
Audio/Video Products — 0.9%
Harman International Industries, Inc.	700	61,922
Auto/Truck Parts & Equipment-Original — 1.2%
Autoliv, Inc.	1,700	81,005
Auto/Truck Parts & Equipment-Replacement — 0.4%
Standard Motor Products, Inc.	2,600	30,420
Building & Construction Products-Miscellaneous — 0.3%
USG Corp.*	700	23,212
Building Products-Cement/Aggregate — 0.6%
Martin Marietta Materials, Inc.	500	27,960
Texas Industries, Inc.	300	16,125
		44,085
Building-Maintenance & Service — 0.4%
ABM Industries, Inc.	1,500	28,845
Cable TV — 0.7%
Cablevision Systems Corp. Cl. A*	1,800	50,490
Cellular Telecommunications — 0.6%
Nextel Partners, Inc. Cl. A*	1,800	39,528
Chemicals-Diversified — 1.3%
Georgia Gulf Corp.	1,900	87,362
Chemicals-Specialty — 2.0%
Crompton Corp.	4,600	67,160
Eastman Chemical Co.	1,200	70,800
		137,960
Coal — 1.2%
Alliance Resource Partners LP	1,300	83,564
Commercial Banks-Central US — 1.3%
Corus Bankshares, Inc.	1,900	90,611
Commercial Services — 0.7%
Alliance Data Systems Corp.*	1,200	48,480
Computers-Integrated Systems — 1.7%
Brocade Communications Systems, Inc.*	15,200	89,984
McData Corp. Cl. A*	6,800	25,636
		115,620
Consumer Products-Miscellaneous — 1.3%
American Greetings Corp. Cl. A##	1,300	33,124
CNS, Inc.	3,000	53,400
		86,524
Containers-Metal/Glass — 1.1%
Greif, Inc. Cl. A	1,100	76,648
Data Processing/Management — 2.4%
Acxiom Corp.##	1,500	31,395
The Dun & Bradstreet Corp.*	2,200	135,190
		166,585
Distribution/Wholesale — 1.4%
Aviall, Inc.*	3,400	$95,200
Diversified Manufacturing Operations — 1.8%
Blount International, Inc.*	1,200	20,376
Federal Signal Corp.	1,300	19,721
The Brink’s Co.	2,300	79,580
		119,677
Diversified Operations — 0.5%
Walter Industries, Inc.	800	34,040
E-Commerce/Services — 0.9%
WebMD Corp.*	7,200	61,200
Electronic Components-Miscellaneous — 0.8%
Sanmina-SCI Corp.*	10,400	54,288
Electronic Components-Semiconductors — 1.6%
Fairchild Semiconductor
International, Inc. Cl. A*	2,100	32,193
International Rectifier Corp.*	1,000	45,500
LSI Logic Corp.*	5,100	28,509
		106,202
Electronic Connectors — 1.3%
Thomas & Betts Corp.*	2,800	90,440
Electronic Parts Distribution — 0.4%
Avnet, Inc.*	1,600	29,472
Enterprise Software/Services — 0.5%
Ascential Software Corp.*	1,900	35,207
Environmental Monitoring — 0.3%
Mine Safety Appliances Co.	500	19,370
Fiduciary Banks — 0.9%
Investors Financial Services Corp.	1,200	58,692
Finance-Consumer Loans — 1.7%
First Marblehead Corp.* ##	2,000	115,060
Finance-Investment Bankers/Brokers — 1.2%
Investment Technology Group, Inc.*	4,800	84,000
Finance-Mortgage Loan/Banker — 0.3%
CharterMac	1,100	23,650
Food-Baking — 0.3%
Flowers Foods, Inc.	800	22,568
Food-Miscellaneous/Diversified — 0.8%
Corn Products International, Inc.	700	18,193
Ralcorp Holdings, Inc.	700	33,145
		51,338
Food-Wholesale/Distribution — 1.2%
Supervalu, Inc.	2,500	83,375
Funeral Services & Related Items — 1.0%
Service Corp. International	6,500	48,620
Stewart Enterprises, Inc. Cl. A	3,600	22,140
		70,760
Gambling (Non-Hotel) — 0.3%
Century Casinos, Inc.*	1,900	17,233
Gas-Distribution — 0.6%
Piedmont Natural Gas Co.	1,800	41,472
Hotels & Motels — 0.4%
Marcus Corp.	1,300	26,650
Human Resources — 0.6%
Korn/Ferry International*	2,000	38,060
Identification Systems/Devices — 0.2%
Checkpoint Systems, Inc.*	900	15,192
Industrial Automation/Robotics — 0.4%
Nordson Corp.	800	29,456

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
Instruments-Controls — 0.5%
Thermo Electron Corp.*	1,400	$35,406
Instruments-Scientific — 1.6%
PerkinElmer, Inc.	5,300	109,339
Internet Applications Software — 0.3%
Verity, Inc.*	2,200	20,790
Internet Content-Info/News — 0.4%
InfoSpace, Inc.*	600	24,498
Internet Security — 3.7%
CheckFree Corp.*	2,500	101,900
Internet Security Systems, Inc.*	1,600	29,280
McAfee, Inc.*	5,300	119,568
		250,748
Investment Management/Advisor Services — 0.6%
National Financial Partners Corp.	1,000	39,800
Machinery-Construction & Mining — 1.3%
Joy Global, Inc.	400	14,024
Terex Corp.	1,700	73,610
		87,634
Machinery-General Industry — 0.3%
Gardner Denver, Inc.*	600	23,706
Medical Instruments — 0.7%
Intuitive Surgical, Inc.*	1,000	45,470
Medical Labs & Testing Services — 1.0%
Covance, Inc.*	1,500	71,415
Medical Laser Systems — 0.5%
Lca-Vision, Inc.	950	31,635
Medical Products — 2.0%
Haemonetics Corp.*	1,600	67,456
Lifecore Biomedical, Inc.*	3,900	69,303
		136,759
Medical-Biomedical/Genetics — 0.9%
Invitrogen Corp.*	900	62,280
Medical-Drugs — 2.6%
First Horizon Pharmaceutical Corp.*	1,600	27,008
OSI Pharmaceuticals, Inc.*	1,800	74,412
Sepracor, Inc.*	1,300	74,633
		176,053
Medical-Generic Drugs — 1.0%
Alpharma, Inc. Cl. A	5,400	66,528
Medical-HMO — 1.0%
Coventry Health Care, Inc.*	1,050	71,547
Medical-Nursing Homes — 1.6%
Genesis Healthcare Corp.*	2,500	107,225
Medical-Outpatient/Home Medical Care — 1.1%
Amedisys, Inc.*	1,700	51,425
Odyssey Healthcare, Inc.*	2,200	25,872
		77,297
Metal-Copper — 0.4%
Southern Peru Copper Corp.	500	27,730
Metal-Iron — 1.0%
Mesabi Trust	4,500	67,500
Mining Services — 0.5%
Compass Minerals International, Inc.	1,300	33,085
Multimedia — 1.1%
Gemstar - TV Guide International, Inc.*	17,800	77,430
Office Furnishings-Original — 1.0%
HNI Corp.	1,500	67,425
Oil & Gas Drilling — 1.1%
Todco Cl. A*	2,900	$74,936
Oil Companies-Exploration & Production — 5.2%
Berry Petroleum Co. Cl. A	1,900	97,755
Cimarex Energy Co.*	1,000	39,000
Harvest Natural Resources, Inc.*	1,800	21,402
Houston Exploration Co.*	1,700	96,815
Petroquest Energy, Inc.*	10,600	70,384
Whiting Petroleum Corp.*	700	28,546
		353,902
Oil Field Machinery & Equipment — 2.3%
Grant Prideco, Inc.*	3,600	86,976
Universal Compression Holdings, Inc.*	1,900	71,953
		158,929
Oil Refining & Marketing — 0.3%
Giant Industries, Inc.*	900	23,130
Oil-Field Services — 1.9%
Cal Dive International, Inc.*	2,200	99,660
Petroleum Geo Services ASA — ADR*	400	26,868
		126,528
Optical Supplies — 1.3%
Bausch & Lomb, Inc.	700	51,310
Oakley, Inc.	3,000	38,460
		89,770
Paper & Related Products — 2.1%
Potlatch Corp.	1,900	89,433
Temple-Inland, Inc.	700	50,785
		140,218
Property/Casualty Insurance — 2.1%
Berkley Corp.	2,500	124,000
Landamerica Financial Group, Inc.	400	20,012
		144,012
Racetracks — 1.1%
Penn National Gaming, Inc.*	2,500	73,450
Real Estate Management/Services — 0.3%
Jones Lang LaSalle, Inc.*	500	23,325
Retail-Apparel/Shoe — 2.9%
Abercrombie & Fitch Co. Cl. A	1,700	97,308
American Eagle Outfitters, Inc.	1,900	56,145
Charming Shoppes, Inc.*	3,100	25,203
Stein Mart, Inc.*	1,000	22,500
		201,156
Retail-Convenience Store — 1.0%
Seven-Eleven, Inc.*	2,800	67,256
Retail-Pawn Shops — 0.3%
Ezcorp, Inc. Cl. A*	1,600	21,248
Retail-Regional Department Stores — 0.5%
Dillards, Inc. Cl. A	1,300	34,970
Retail-Restaurants — 1.1%
Brinker International, Inc.*	700	25,354
Famous Dave’s of America, Inc.*	1,900	26,752
Ryan’s Restaurant Group, Inc.*	1,500	21,795
		73,901
Steel-Specialty — 0.6%
Oregon Steel Mills, Inc.*	1,700	39,100
Telecommunications Equipment — 1.4%
Comtech Telecommunications Corp*	700	36,470
Harris Corp.	1,800	58,770
		95,240

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
Telecommunications Services — 0.4%
Intrado, Inc.*	2,500	$30,750
Transport-Air Freight — 1.0%
CNF, Inc.	1,500	70,185
Transport-Truck — 1.3%
Overnite Corp.	2,700	86,373
Trucking & Leasing — 1.0%
Gatx Corp.	2,100	69,699
Wireless Equipment — 1.5%
Crown Castle International Corp.*	6,200	99,572
TOTAL COMMON STOCK
(Cost: $6,194,234)		6,637,866

	Principal
	Amount	Value
SHORT TERM INVESTMENTS — 4.1%
Money Market Funds — 1.6%
Allianz Dresdner Daily Asset Fund** ^	$110,450	$110,450
Time Deposit — 2.5%
Wachovia Bank GC
2.290%, 04/01/05	166,462	166,462
TOTAL SHORT TERM INVESTMENTS
(Cost: $276,912)		276,912
TOTAL INVESTMENTS — 101.2%
(Cost: $6,471,146)		6,914,778
LIABILITIES IN EXCESS OF
OTHER ASSETS — (1.2%)		(80,575)
NET ASSETS — 100.0%		$6,834,203

* Non-income producing securities.

** All of the security is purchased with cash collateral proceeds from securities loans.

^ Affiliated institutional money market fund.

## All or a portion of the Fund’s holdings in this security was on loan as of 03/31/05.

ADR — American Depository Receipt

Schedule of Investments by Industry as of March 31, 2005

Percentage of
Industry	Net Assets
Basic Materials	7.8%
Communications	12.3
Consumer, Cyclical	13.2
Consumer, Non-cyclical	20.0
Diversified	0.5
Energy	12.0
Financial	8.5
Industrial	15.4%
Technology	6.8
Utilities	0.6
Short Term Investments	4.1
Liabilities in excess of other assets	(1.2)
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

U.S. Convertible Fund

Management Team: Douglas G. Forsyth, CFA, Lead Portfolio Manager; Justin Kass, CFA, Portfolio Manager; William L. Stickney, Portfolio Manager; Michael E. Yee, Portfolio Manager; Elizabeth Lemesevski, Investment Analyst; Nicole D. Larrabee, Fixed Income Trading Assistant

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in convertible securities of U.S. companies across all market capitalizations.

Market Overview: The Merrill Lynch All Convertibles, All Qualities Index declined a modest 0.29% during the twelve months ended March 31, 2005. Solid corporate profits and a healthy economy were offset by rising interest rates, inflation fears and high energy prices.

During the first half of the fiscal year, prices of convertible securities traded slightly lower amid uncertainty about the pace and magnitude of Federal Reserve tightening. Reversing course, convertibles rallied sharply in the final months of 2004 as investors focused on solid corporate profits, strengthened balance sheets and the overall health of economies worldwide. In early 2005, prices of convertible securities retreated on a spike in oil prices and inflation fears. During the period, the Fed raised the target fed funds rate a total of 1.75% in seven separate policy actions.

Total-return and equity-sensitive convertibles outperformed yield-oriented issues, supported by the favorable earnings environment. Larger-cap companies outpaced their smaller-cap counterparts, as smaller companies were more influenced by economic news and monetary tightening. Investment-grade convertibles produced similar returns to non-investment-grade issues.

Performance: From April 1, 2004 through March 31, 2005, the Fund’s Class I shares rose 4.62%, outperforming the Merrill Lynch All Convertibles, All Qualities Index, down 0.29%.

Portfolio Specifics: Strong performance versus the index was driven by security selection, with holdings in diverse industries benefiting the Fund. Energy companies posted record earnings on higher oil and gas prices and improved drilling activity. Wireless service providers reported strong profits and experienced robust end-market demand. HMO companies were up on solid enrollment growth and better expense controls. Not owning biotech firms Elan and Biogen Idec was also beneficial given safety concerns associated with a drug they are jointly developing.

While the Fund outperformed, select issuers negatively affected results. For example, auto-related companies came under pressure as industry production was pared back, casting uncertainty on monthly sales and future revenue forecasts. Select financials were also weak as higher interest rates and a flattening yield curve dampened earnings expectations.

As of March 31, 2005, the Fund’s conversion premium was 18%, compared to the market’s premium of 41%. The Fund continues to be well-positioned to participate in the upside of an improving economic environment and provide downside protection.

Market Outlook: We believe convertible securities remain a compelling asset class for investment. Although rising interest rates are a headwind for the financial markets, the healthy economy, continued strength in corporate profits and low default rates all bode well for convertibles.

We continue to build the Fund one security at a time by finding companies that are opportunistically capitalizing on change. We are also maintaining our discipline of identifying the best convertibles with the optimal risk/reward profile: 70-80% of the upside and 40-50% of the downside.

Comparison of Change in Value of a $250,000 Investment in U.S. Convertible Fund Class I Shares with the Credit Suisse First Boston Convertible Index and the Merrill Lynch All Convertibles, All Qualities Index.

Annualized Total Returns
As of 3/31/05

1 Year	5 Years	10 Years
4.62%	- 2.83%	12.18%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Credit Suisse First Boston Convertible Index ("CSFB Convertible Index") and the Merrill Lynch All Convertibles, All Qualities Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I shares only. Class II-IV shares are new and have no prior performance. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Fund has compared it performance to the CSFB Convertible Index from its inception through the retirement of the CSFB Convertible Index on December 31, 2004. In future reports to shareholders, the Fund will compare its performance to the Merrill Lynch All Convertibles, All Qualities Index which the Investment Adviser finds to be appropriate substitute index since the composition of the Fund most closely resembles that of the Merrill Lynch All Convertibles, All Qualities Index.

The Credit Suisse First Boston Convertible Index is a market-weighted index representing the universe of convertible securities, including convertible preferred stocks or convertible bonds. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The Merrill Lynch All Convertibles, All Qualities Index represents convertible securities spanning all corporate sectors and having a par amount outstanding of more than $25 Millions. Maturities must be at least one year. The coupon range must be equal to or greater than zero and all qualities of bonds are included. Preferred equity redemption stocks are not included nor are component bonds once they are converted into corporate stock.

The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

U.S. Convertible Fund

	Principal
	Amount	Value
CONVERTIBLE CORPORATE BOND — 76.7%
Aerospace/Defense-Equipment — 1.8%
Gencorp, Inc. 144A#
2.250%, 11/15/24	$555,000	$654,900
Applications Software — 2.0%
Actuant Corp.
2.000%, 11/15/23	536,000	694,120
Broadcast Services/Programming — 1.6%
Liberty Media Group
0.750%, 03/30/23	530,000	583,000
Casino Hotels — 1.6%
Caesars Entertainment, Inc.††
2.660%, 04/15/24	465,000	552,755
Casino Services — 1.4%
Scientific Games Corp. 144A#
0.750%, 12/01/24	520,000	507,000
Cellular Telecommunications — 5.7%
Nextel Communications, Inc. Cl. A
5.250%, 01/15/10	555,000	571,650
Nextel Partners, Inc.
1.500%, 11/15/08	265,000	769,163
NII Holdings, Inc.
3.500%, 09/15/33	306,000	685,058
		2,025,871
Chemicals-Specialty — 1.4%
Millennium Chemicals, Inc.
4.000%, 11/15/23	225,000	491,063
Commercial Services — 0.7%
Memberworks, Inc.
5.500%, 10/01/10	230,000	259,038
Commercial Services-Finance — 1.7%
Euronet Worldwide, Inc. 144A#
1.625%, 12/15/24	585,000	606,937
Consulting Services — 0.8%
Charles River Associates, Inc.
2.875%, 06/15/34	180,000	268,425
Cruise Lines — 1.4%
Carnival Corp.
0.000%, 10/24/21	585,000	507,487
Diagnostic Equipment — 1.5%
Cytyc Corp.
2.250%, 03/15/24	495,000	524,081
Diversified Manufacturing Operations — 3.8%
Roper Industries, Inc.††
1.481%, 01/15/34	1,180,000	569,350
Tyco International Group S.A.
3.125%, 01/15/23	481,000	763,587
		1,332,937
Drug Delivery Systems — 1.9%
Alza Corp.
0.000%, 07/28/20	730,000	677,075
Electric-Integrated — 3.1%
CMS Energy Corp.
2.875%, 12/01/24	390,000	434,362
PPL Energy Supply LLC
2.625%, 05/15/23	589,000	662,625
		1,096,987
Electronic Measure Instruments — 1.5%
FLIR Systems, Inc.
3.000%, 06/01/23	354,000	542,505
Enterprise Software/Services — 1.6%
Computer Associates International, Inc.
1.625%, 12/15/09	387,000	553,894
Finance-Auto Loans — 1.6%
AmeriCredit Corp.
1.750%, 11/15/23	$410,000	$560,162
Finance-Consumer Loans — 1.6%
SLM Corp.††
2.650%, 07/25/35	550,000	565,521
Hotels & Motels — 1.7%
Hilton Hotels Corp.
3.375%, 04/15/23	520,000	604,500
Instruments-Scientific — 1.6%
Fisher Scientific International, Inc.
2.500%, 10/01/23	422,000	567,063
Medical-Drugs — 2.0%
Celgene Corp.
1.750%, 06/01/08	130,000	195,000
Sepracor, Inc.
0.000%, 12/15/10	249,000	497,689
		692,689
Medical-HMO — 1.9%
Sierra Health Services, Inc.
2.250%, 03/15/23	191,000	672,081
Medical-Nursing Homes — 1.8%
Genesis HealthCare Corp. 144A#
2.500%, 03/15/25	600,000	622,500
Medical-Outpatient/Home Medical Care — 1.3%
Matria Healthcare, Inc.
4.875%, 05/01/24	265,000	457,125
Metal-Diversified — 1.8%
Inco, Ltd.
0.000%, 03/29/21	592,000	629,740
Networking Products — 1.5%
Anixter International, Inc.
0.000%, 07/07/33	1,035,000	547,256
Oil & Gas Drilling — 2.4%
Diamond Offshore Drilling, Inc.
1.500%, 04/15/31	260,000	305,825
Pride International, Inc.
3.250%, 05/01/33	465,000	549,281
		855,106
Oil-Field Services — 1.7%
Schlumberger, Ltd.
1.500%, 06/01/23	550,000	603,625
Optical Supplies — 3.6%
Advanced Medical Optics
2.500%, 07/15/24	605,000	603,488
Bausch & Lomb, Inc.††
2.486%, 08/01/23	457,000	665,758
		1,269,246
Power Conversion/Supply Equipment — 1.0%
Artesyn Technologies, Inc.
5.500%, 08/15/10	274,000	358,255
Printing-Commercial — 1.4%
Bowne & Co., Inc.
5.000%, 10/01/33	447,000	492,817
Research & Development — 1.5%
SFBC International, Inc.
2.250%, 08/15/24	470,000	537,563
Retail-Building Products — 1.8%
Lowe’s Cos., Inc.
0.000%, 02/16/21	670,000	632,313
Retail-Music Store — 1.1%
Guitar Center, Inc.
4.000%, 07/15/13	241,000	396,746

See Accompanying Notes to Financial Statements.

	Principal
	Amount	Value
CONVERTIBLE CORPORATE BOND (Continued)
Rubber-Tires — 1.7%
Goodyear Tire & Rubber Co. 144A#
4.000%, 06/15/34	$460,000	$596,275
Semiconductor Components-Integrated Circuits — 0.5%
Cypress Semiconductor Corp.
1.250%, 06/15/08	155,000	165,850
Telecommunications Equipment — 3.4%
Comverse Technology, Inc.
0.000%, 05/15/23	434,000	635,810
Harris Corp.
3.500%, 08/15/22	380,000	574,750
		1,210,560
Telephone-Integrated — 1.6%
CenturyTel, Inc.
4.750%, 08/01/32	525,000	560,437
Toys — 1.2%
Hasbro, Inc.
2.750%, 12/01/21	385,000	417,725
Web Portals/ISP — 0.4%
Yahoo!, Inc.
0.000%, 04/01/08	90,000	153,450
Wireless Equipment — 3.1%
American Tower Corp.
3.000%, 08/15/12	500,000	545,000
Crown Castle International Corp.
4.000%, 07/15/10	307,000	536,482
		1,081,482
TOTAL CONVERTIBLE CORPORATE BOND
(Cost: $24,011,369)		27,128,162
CONVERTIBLE PREFERRED STOCK — 22.3%
Auto-Cars/Light Trucks — 1.2%
Ford Motor Co.
6.500%, 01/15/32	9,092	412,231
Cellular Telecommunications — 1.5%
Alamosa Holdings, Inc.
7.500%, 07/31/13	610	543,015
Chemicals-Diversified — 1.5%
Huntsman Corp.##
5.000%, 02/16/08	10,470	533,970
Coal — 1.7%
Arch Coal, Inc.
5.000%, 12/31/49	5,795	621,514
Electric-Generation — 1.9%
AES Trust III##
6.750%, 10/15/29	13,843	657,543
Finance-Credit Card — 1.5%
Capital One Financial Corp.
6.250%, 05/17/05	10,861	549,132
Financial Guarantee Insurance — 1.6%
PMI Group, Inc.
5.875%, 11/15/06	23,040	559,872
Medical-Drugs — 1.6%
Schering-Plough Corp.
6.000%, 09/14/07	11,361	571,458
Office Automation & Equipment — 1.6%
Xerox Corp.
6.250%, 07/01/06	4,200	552,636
Oil Companies-Exploration & Production — 1.7%
Chesapeake Energy Corp.
5.000%, 12/31/49	4,060	586,670
Oil Companies-Integrated — 1.6%
Amerada Hess Corp.
7.000%, 12/01/06	$6,765	$567,516
Pipelines — 1.7%
Williams Holdings of Delaware##
5.500%, 06/01/33	6,570	597,870
Reinsurance — 1.1%
Platinum Underwriters Holdings, Inc.
7.000%, 11/15/05	12,920	376,295
Steel-Producers — 1.1%
United States Steel Corp.
7.000%, 06/15/06	2,423	399,189
Telecommunications Equipment Fiber Optics — 1.0%
Corning, Inc.
7.000%, 08/16/05	653	371,394
TOTAL CONVERTIBLE PREFERRED STOCK
(Cost: $6,461,767)		7,900,305

	Number
	of Shares
COMMON STOCK — 4.8%
Medical-HMO — 1.6%
Wellpoint, Inc.*	4,403	551,916
Multi-line Insurance — 0.9%
Prudential Financial, Inc.*	5,675	325,745
Retail-Apparel/Shoe — 1.1%
Gap, Inc.	17,307	377,985
Retail-Major Department Stores — 1.2%
JC Penney Co., Inc.	8,578	445,370
TOTAL COMMON STOCK
(Cost: $1,033,965)		1,701,016

	Principal
	Amount
SHORT TERM INVESTMENTS — 6.8%
Money Market Funds — 4.4%
Allianz Dresdner Daily Asset Fund** ^	$1,572,025	$1,572,025
Time Deposit — 2.4%
Citibank Nassau
2.290%, 04/01/05	848,929	848,929
TOTAL SHORT TERM INVESTMENTS
(Cost: $2,420,954)		2,420,954
TOTAL INVESTMENTS — 110.6%
(Cost: $33,928,055)		39,150,437
LIABILITIES IN EXCESS OF OTHER
ASSETS — (10.6%)		(3,753,395)
NET ASSETS — 100.0%		$35,397,042

* Non-income producing securities.

** All of the security is purchased with cash collateral proceeds from securities loans.

# 144A Security. Certain condition for public sale may exist.

The total market value of 144A securities owned at March 31, 2005 was $2,987,612 or 8.44% of net assets.

^ Affiliated institutional money market fund.

## All or a portion of the Fund’s holdings in this security was on loan as of 03/31/05.

†† The coupon rate shown on floating rate securities represents the rate at year end.

See Accompanying Notes to Financial Statements.

Schedule of Investments by Industry as of March 31, 2005

U.S. Convertible Fund

Percent of
Industry	Net Assets
Basic Materials	5.8%
Communications	20.0
Consumer, Cyclical	15.4
Consumer, Non-cyclical	23.2
Energy	10.8
Financial	8.3
Industrial	9.7
Technology	5.6%
Utilities	5.0
Short Term Investments	6.8
Liabilities in excess of other assets	(10.6)
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

Global Select Fund

Management Team: Nicholas Melhuish, Lead Portfolio Manager; Pedro V. Marcal, Lead Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The Global Select Fund seeks to maximize long-term capital appreciation by investing in companies that, in the opinion of the Investment Adviser, represent the “best of the best” globally.

Market Overview: During the twelve months ended March 31, 2005, global equities posted solid increases, as measured by the MSCI All Country World Index. Gains were concentrated in the fourth quarter of 2004.

During the period, corporate profit growth was healthy in many countries. However, a number of uncertainties weighed on the market, including:

• Surging commodity prices, including oil which hit an all-time high of over $57 in mid-March 2005

• Rising U.S. interest rates and mixed economic indicators in the United States that obscured the solid pace of expansion

• Tepid growth in most European economies and signs that the Japanese recovery had faltered

In addition, investors were anxious about whether Chinese officials would be able to engineer a “soft landing” for its red-hot economy. The government’s attempts to slow investment appeared to err in favor of growth, however, as the Chinese economy re-accelerated in the last three months of 2004.

Stock markets in most countries and sectors advanced during the period. In U.S. dollar terms, major markets that performed especially well included the United Kingdom, Canada and France. By sector, energy stocks were the clear winner followed by utilities and materials.

Performance: During the fiscal year ended March 31, 2005, the Fund’s Class I shares rose 9.27%. The MSCI All Country World Index increased 11.39%.

Portfolio Specifics: The Fund’s holdings in every sector of investment generated positive returns except for utilities. By country, returns were mixed. Positions in Hong Kong, Ireland and Thailand rose by more than 40% on average, while holdings in several nations produced double-digit declines, including Canada and the United Kingdom.

On a relative basis, the Fund outperformed the index during the second half of the period but modestly trailed for the full twelve months. Holdings in the United Kingdom and industrials sector had the largest negative impact on relative results. In these areas, both stock selection and below-benchmark weightings were unfavorable. Issue selection in South Korea and among consumer discretionary companies also detracted.

On the plus side, stock selection in the United States and the energy and health care sectors were primary sources of relative strength. Top performers included U.S. oil and gas producers ConocoPhillips and Williams, which advanced on record-high oil prices, and U.S.-based Allscripts Healthcare Solutions, a provider of medical information systems which benefited from accelerating demand for its products. Singapore-based Jardine Matheson, a company with diverse business interests, was another top performer driven by strength in its retail, motor vehicle and property development groups.

Market Outlook: The near-term outlook for global equity markets is mixed. In Europe and Japan, sluggish economic activity is producing a lack of catalysts for above-average growth. However, in the United States and many other markets, strengthening business spending and solid corporate earnings bode well for stock prices.

Regardless of the direction the broad market takes, we will continue to work hard to identify companies with exceptional growth prospects for the Fund.

Comparison of Change in Value of a $250,000 Investment in Global Select Fund Class I and II Shares with the MSCI All Country World Index.

Annualized Total Returns
As of 3/31/05

		Since
1 Year	5 Years	Inception
9.27%	- 3.36%	15.44%

Since
1 Year	Inception
9.34%	15.44%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I and II shares compared with the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) over the periods indicated. Class I and II shares have a shareholder services fee of up to .25% of their average daily net assets. Class III-IV shares are new and have no prior performance. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI ACWI Index is a market capitalization weighted index composed of over 2000 companies. The MSCI ACWI Index is representative of the market structure of 21 countries in North America, Europe, and the Pacific Rim, excluding closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

Global Select Fund

	Number
	of Shares	Value
COMMON STOCK — 99.0%
Belgium — 0.8%
KBC Groupe S.A.	12,534	$1,059,652
China — 1.3%
Foxconn International Holdings, Ltd.*	3,186,000	1,725,894
Egypt — 0.6%
Orascom Telecom SAE — GDR*	22,531	793,091
France — 3.9%
JC Decaux S.A.*	44,223	1,210,411
Pinault Printemps Redoute S.A.*	11,297	1,211,277
Publicis Groupe* ##	45,141	1,389,246
Sanofi - Synthelabo S.A	18,146	1,534,103
		5,345,037
Germany — 3.0%
BASF AG*	24,686	1,754,628
HeidelbergCement AG*	18,132	1,142,326
Hypo Real Estate Holding AG*	26,588	1,110,946
		4,007,900
Hong Kong — 1.6%
Dickson Concepts International, Ltd.	634,450	1,130,717
Jardine Matheson Holdings, Ltd.	60,400	1,050,960
		2,181,677
Hungary — 0.7%
BorsodChem Rt	67,067	915,805
Indonesia — 0.7%
Indosat TBK PT	1,958,500	1,008,204
Ireland — 1.1%
CRH PLC	57,301	1,506,043
Israel — 1.7%
Syneron Medical, Ltd.*	29,900	952,614
Teva Pharmaceutical
Industries, Ltd. — ADR	45,300	1,404,300
		2,356,914
Japan — 8.8%
Ajinomoto Co., Inc.	82,000	1,002,767
Fuji Fire & Marine
Insurance Co., Ltd.##	402,000	1,386,855
Hokuhoku Financial Group, Inc.	407,000	1,236,677
Japan Tobacco, Inc.*	122	1,357,330
JSR Corp.	50,000	988,687
Mitsubishi Tokyo Financial Group, Inc.	166	1,443,343
Mizuho Financial Group, Inc.*	272	1,289,304
Nippon Electric Glass Co.	84,000	1,213,351
NTT Urban Development Corp.	230	1,064,417
Pioneer Corp.	54,400	981,092
		11,963,823
Luxembourg — 0.7%
Millicom International Cellular S.A.*	45,900	930,393
Malaysia — 1.6%
Astro All Asia Networks PLC*	728,500	987,309
Commerce Asset - Holding Berhad	955,800	1,151,991
		2,139,300
Mexico — 0.9%
America Movil S.A. de CV -
Ser L — ADR	24,500	1,264,200
Netherlands — 1.4%
Royal Numico NV*	47,408	1,944,532
Singapore — 0.7%
Starhub, Ltd.*	1,303,000	995,441
South Korea — 3.1%
Gravity Co., Ltd. Sponsored — ADR*	38,526	$363,685
Kookmin Bank — ADR##	24,400	1,089,460
LG Electronics, Inc.	16,980	1,138,688
Samsung Electronics Co., Ltd.	3,210	1,586,824
		4,178,657
Switzerland — 4.5%
SGS S.A.##	2,116	1,530,323
Swiss Life Holding*	6,529	984,910
Synthes, Inc.	11,388	1,270,748
UBS AG##	27,268	2,310,654
		6,096,635
Taiwan — 0.5%
ASE Test, Ltd.*	127,600	648,208
Thailand — 2.1%
Siam Cement PCL — NVDR	148,400	948,485
Siam City Bank PCL	1,383,500	884,252
TelecomAsia Corp. Public Co., Ltd.*	4,462,300	1,032,438
		2,865,175
United Kingdom — 5.8%
Arm Holdings PLC*	842,669	1,675,903
Man Group PLC	43,948	1,141,027
Morrison Supermarkets	485,008	1,796,283
Royal Bank of Scotland Group PLC*	64,405	2,049,423
Shire Pharmaceuticals Group PLC	33,400	1,144,952
		7,807,588
United States — 53.5%
Advanced Auto Parts, Inc.*	19,300	973,685
Allscripts Healthcare
Solutions, Inc.* ##	89,900	1,285,570
American Healthways, Inc.* ##	37,000	1,221,740
American International Group, Inc.	33,100	1,834,071
ANSYS, Inc.*	24,600	841,566
Apple Computer, Inc.*	26,000	1,083,420
Applied Materials, Inc.*	63,800	1,036,750
Burlington Resources, Inc.	15,700	786,099
Carter’s, Inc.*	20,500	814,875
Citrix Systems, Inc.*	61,500	1,464,930
Coach, Inc.*	19,800	1,121,274
Comcast Corp. Cl. A*	60,800	2,053,824
ConocoPhillips	14,100	1,520,544
Dell, Inc.*	51,700	1,986,314
Dow Chemical Co.	26,700	1,330,995
Exxon Mobil Corp.	58,600	3,492,560
Federated Department Stores, Inc.	19,200	1,221,888
Freescale Semiconductor, Inc.*	83,802	1,445,585
General Electric Co.	99,800	3,598,788
Gilead Sciences, Inc.*	63,800	2,284,040
Halliburton Co.	24,200	1,046,650
Inamed Corp.*	12,100	845,548
Intel Corp.	61,300	1,423,999
ITT Industries, Inc.	22,600	2,039,424
Jabil Circuit, Inc.*	36,800	1,049,536
Kinetic Concepts, Inc.*	18,900	1,127,385
Lafarge North America, Inc.	15,800	923,510
May Department Stores Co.	14,600	540,492
McAfee, Inc.*	36,600	825,696
Microsoft Corp.	121,500	2,936,655
Morgan Stanley Dean Witter & Co.	29,300	1,677,425
Nabors Industries, Ltd.*	19,100	1,129,574
News Corp. Cl. B	100,800	1,775,088
Nordstrom, Inc.##	24,200	1,340,196
Orchid Biosciences, Inc.*	51,500	605,640
Oxford Industries, Inc.	27,000	987,930
Pfizer, Inc.	51,600	1,355,532
Praxair, Inc.	37,900	1,813,894
QUALCOMM, Inc.	37,500	1,374,375
Quiksilver, Inc.*	55,300	1,605,359

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
United States (Continued)
Stericycle, Inc.*	23,700	$1,047,540
Symantec Corp.*	67,400	1,437,642
Texas Instuments, Inc.	73,100	1,863,319
TIBCO Software, Inc.*	105,000	782,250
Time Warner, Inc.*	57,300	1,005,615
Transocean Sedco Forex, Inc.*	35,000	1,801,100
Turbochef Technologies, Inc.* ##	37,866	563,825
Tyco International, Ltd.	60,600	2,048,280
Viacell, Inc.*	61,700	465,218
Williams Cos., Inc.	61,372	1,154,407
Yahoo!, Inc.*	32,300	1,094,970
Zimmer Holdings, Inc.*	19,600	1,525,076
		72,611,668
TOTAL COMMON STOCK
(Cost: $118,279,623)		134,345,837

	Principal
	Amount	Value
SHORT TERM INVESTMENTS — 6.3%
Money Market Funds — 6.0%
Allianz Dresdner Daily Asset Fund** ^	$8,090,290	$8,090,290
Time Deposits — 0.3%
Wachovia Bank GC
2.290%, 04/01/05	389,397	389,397
TOTAL SHORT TERM INVESTMENTS
(Cost: $8,479,687)		8,479,687
TOTAL INVESTMENTS — 105.3%
(Cost: $126,759,310)		142,825,524
LIABILITIES IN EXCESS OF
OTHER ASSETS — (5.3%)		(7,162,611)
NET ASSETS — 100.0%		$135,662,913

* Non-income producing securities.

** All of the security is purchased with cash collateral proceeds from securities loans.

^ Affiliated institutional money market fund.

## All or a portion of the Fund’s holdings in this security was on loan as of 03/31/05.

ADR — American Depository Receipt

GDR — Global Depository Receipt

NVDR — Non Voting Depository Receipt

Schedule of Investments by Industry as of March 31, 2005

Percentage of
Industry	Net Assets
Basic Materials	5.0%
Communications	16.0
Consumer, Cyclical	9.0
Consumer, Non-cyclical	17.2
Diversified	0.8
Energy	8.1
Financial	16.0
Industrial	12.7%
Technology	14.2
Short Term Investments	6.3
Liabilities in excess of other assets	(5.3)
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

International Growth Fund

Management Team: Horacio A. Valeiras, CFA, Lead Portfolio Manager and Chief Investment Officer; Linda Ba, Portfolio Manager; Jason Campbell, Portfolio Manager; Rebecca K. Hagstrom, CFA, Investment Analyst; Flora Kim, Investment Analyst; Karl Richtenburg, Investment Analyst; Eric Sagmeister, Investment Analyst; Scott R. Williams, Investment Analyst; Michael J. Fredericks, Portfolio Specialist

Goal: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

Market Overview: Equities in developed non-U.S. markets posted strong increases during the twelve months ended March 31, 2005. Gains were widespread, as stock prices climbed higher in most countries in local currency terms. The U.S. dollar weakened relative to a broad basket of currencies, enhancing returns for U.S.-based investors.

During the first half of the period, equity performance was flat. Negative factors, such as rising oil prices and interest rates, were offset by expectations that slowing economic growth would keep central bankers from boosting rates as quickly as investors had originally thought. However, in the fourth quarter of 2004, the markets rallied on a steep drop in oil prices. Equities continued to advance in early 2005 (in local currency terms), yet at a more moderate pace.

Among the larger markets, Japan produced a solid gain but trailed the MSCI EAFE Index on weaker-than-expected economic data. Alternatively, stock markets in Australia and Spain performed especially well. In Australia, domestic demand remained brisk, and exports of metals and coal to China have risen 45% since 2001. In Spain, a boom in the housing market drove strength in consumer spending.

Performance: Between April 1, 2004 and March 31, 2005, the Fund’s Class I shares posted a 9.55% increase. The MSCI EAFE Index gained 15.49%.

Portfolio Specifics: Investors favored international value stocks over their growth counterparts during the fiscal year. This hurt the Fund’s relative performance since, consistent with our philosophy, holdings were concentrated in growth issues while the style-neutral benchmark is a blend of growth and value names. Stock selection in the United Kingdom, France and among financials also detracted from performance versus the index, as did an overweight in the information technology sector.

On a brighter note, issue selection in Canada, Hong Kong and the telecommunications services and consumer discretionary sectors helped relative results. The Fund’s best-performing holdings included Canada-based Precision Drilling, a contract drilling company; Hong-Kong based Esprit Holdings, a specialty retailer; and Telecom Italia Mobile, a wireless services provider based in Italy.

As a result of our stock-by-stock investment decisions, the Fund was underweight European markets at March 31, 2005. We found better opportunities elsewhere, particularly in emerging Asia where many companies are benefiting from high end-market demand and expanding operating margins.

Market Outlook: Near term, the outlook for international equities is mixed. Economic growth in Continental Europe has been weak, and economic indicators for Japan continue to deteriorate. On the other hand, corporate profits in Japan remain robust, and the European retail sector has been quite strong. In addition, there is still room for companies to increase margins through balance sheet restructuring and productivity gains.

Against this challenging backdrop, individual stock selection remains critical. We are confident our bottom-up investment process will uncover attractive opportunities for the Fund.

Comparison of Change in Value of a $250,000 Investment in International Growth Fund Class I, III and IV Shares with the MSCI EAFE Index.

Annualized Total Returns
As of 3/31/05

		Since
1 Year	5 Years	Inception
9.55%	- 6.93%	7.80%

Since
1 Year	Inception
9.77%	7.84%

Annualized Total Returns
As of 3/31/05

Since
1 Year	Inception
9.95%	7.88%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I, III and IV shares compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”) over the periods indicated. Class I, III and IV shares have a shareholder services fee of up to .25% of their average daily net assets. The Fund’s Class II shares are new and have no prior performance. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EAFE Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

schedule of Investments as of March 31, 2005

International Growth Fund

	Number
	of Shares	Value
COMMON STOCK — 95.9%
Belgium — 2.1%
KBC Groupe S.A.	27,128	$2,293,462
Canada — 6.0%
ATI Technologies, Inc.*	61,200	1,056,312
Cameco Corp.	46,100	2,041,226
Canadian Pacific Railway, Ltd.	34,100	1,233,107
Fording Canadian Coal Trust	11,700	1,074,996
Precision Drilling Corp.*	15,700	1,172,162
		6,577,803
Egypt — 1.4%
Orascom Telecom SAE — GDR*	43,818	1,542,394
France — 8.1%
Accor S.A.	25,095	1,231,532
Lagardere S.C.A*	15,085	1,144,945
Pinault Printemps Redoute S.A.* ##	20,561	2,204,574
Publicis Groupe* ##	55,997	1,723,348
Sanofi — Synthelabo S.A.	29,825	2,521,472
		8,825,871
Germany — 7.9%
Adidas Salomon AG	11,529	1,834,300
Bayer AG	46,759	1,547,820
Bayerische Motoren Werke AG	39,112	1,781,658
HeidelbergCement AG*	17,437	1,099,787
Merck KGaA* ##	33,235	2,375,663
		8,639,228
Greece — 1.0%
Hellenic Telecommunications Organization S.A.	60,200	1,059,355
Indonesia — 1.0%
PT Indosat — ADR	42,600	1,101,210
Israel — 0.7%
Machteshim-Agan Industries, Ltd.	144,425	807,256
Italy — 4.8%
ENI SpA	102,987	2,680,956
Mediobanca SpA*	98,579	1,715,503
Saipem SpA	64,535	820,277
		5,216,736
Japan — 18.1%
Asahi Glass Co., Ltd.	128,300	1,355,451
Canon, Inc.	26,300	1,413,846
Fuji Photo Film Co., Ltd.	37,700	1,381,675
Japan Tobacco, Inc.	187	2,080,497
Mitsubishi Estate##	170,000	1,980,366
Mitsubishi Tokyo Financial Group, Inc.	239	2,078,067
Shin-Etsu Chemical Co., Ltd.	38,000	1,442,408
SMC Corp.	11,200	1,270,157
Sumitomo Corp.	160,000	1,374,720
Sumitomo Mitsui Financial Group*	407	2,762,547
Tokyo Gas Co., Ltd.	345,000	1,393,418
Toppan Printing Co., Ltd.	121,000	1,328,104
		19,861,256
Luxembourg — 2.1%
Millicom International Cellular S.A.*	53,800	1,090,526
Stolt Offshores S.A.*	160,800	1,245,268
		2,335,794
Mexico — 1.5%
America Movil S.A. de CV -
Ser L — ADR	31,700	1,635,720
Netherlands — 2.6%
Royal Numico NV* ##	70,502	2,891,777
Republic Of China — 6.4%
China Telecom Corp. Ltd. — ADR*	31,700	$1,104,428
Esprit Holdings, Ltd.	445,000	3,038,234
Foxconn International Holdings, Ltd.	2,245,000	1,216,143
PetroChina Co., Ltd. Ser. H	2,694,000	1,675,255
		7,034,060
Singapore — 1.4%
Singapore Telecommunications Ltd.	952,000	1,489,214
South Korea — 2.2%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	70,080	1,318,097
LG Electronics, Inc.	16,100	1,079,675
		2,397,772
Spain — 2.8%
Banco Bilbao Vizcaya Argentaria S.A.	95,292	1,555,509
Gestevision Telecinco S.A.*	64,960	1,514,589
		3,070,098
Switzerland — 7.9%
Adecco SA-Reg	25,692	1,416,196
Roche Holding AG-Genusschein	19,178	2,062,773
Straumann AG##	5,300	1,151,691
Swiss Life Holding*	11,369	1,715,032
UBS AG##	27,304	2,313,704
		8,659,396
Thailand — 2.1%
Italian - Thai Development PLC*	4,316,100	1,136,542
TelecomAsia Corp. Public Co., Ltd.*	4,994,700	1,155,619
		2,292,161
United Kingdom — 15.8%
Arm Holdings PLC	984,315	1,957,610
Diageo PLC	78,309	1,103,876
easyJET PLC*	209,923	855,817
Man Group PLC	82,937	2,153,302
Morrison Supermarkets	820,616	3,039,247
Premier Farnell PLC	311,711	999,843
Royal Bank of Scotland Group PLC*	61,512	1,957,365
Shire Pharmaceuticals Group PLC*	88,915	1,015,643
Taylor Woodrow PLC	149,624	865,152
Vodafone Group PLC	1,263,934	3,355,603
		17,303,458
TOTAL COMMON STOCK
(Cost: $93,686,887)		105,034,021
EQUITY-LINKED SECURITIES — 2.0%
United Kingdom — 2.0%
UBS AG Far EasTone Telecommunications Co., Ltd — 03/10/06	1,764,000	2,233,224
TOTAL EQUITY-LINKED SECURITIES — 2.0%
(Cost: $2,241,132)		2,233,224

	Principal
	Amount
SHORT TERM INVESTMENTS — 11.6%
Money Market Funds — 9.6%
Allianz Dresdner Daily Asset Fund** ^	$10,497,014	10,497,014
Time Deposits — 2.0%
Wachovia Bank GC
2.290%, 04/01/05	2,199,657	2,199,657
TOTAL SHORT TERM INVESTMENTS
(Cost: $12,696,671)		12,696,671

See Accompanying Notes to Financial Statements.

Value
TOTAL INVESTMENTS — 109.5%
(Cost: $108,624,690)	$119,963,916
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.5%)	(10,393,122)
NET ASSETS — 100.0%	$109,570,794

* Non-income producing securities.

** All of the security is purchased with cash collateral proceeds from securities loans.

^ Affiliated institutional money market fund.

## All or a portion of the Fund’s holdings in this security was on loan as of 03/31/05.

ADR — American Depository Receipt

Schedule of Investments by Industry as of March 31, 2005

Percentage of
Industry	Net Assets
Basic Materials	5.3%
Communications	19.5
Consumer, Cyclical	11.3
Consumer, Non-cyclical	19.2
Energy	7.9
Financial	18.7
Industrial	10.7
Technology	4.0%
Utilities	1.3
Short Term Investments	11.6
Liabilities in excess of other assets	(9.5)
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

International Growth Opportunities Fund

Management Team: Christopher A. Herrera, Portfolio Manager; Linda Ba, Portfolio Manager; Jason Campbell, Portfolio Manager; Rebecca K. Hagstrom, CFA, Investment Analyst; Flora Kim, Investment Analyst; Karl Richtenburg, Investment Analyst; Eric Sagmeister, Investment Analyst; Scott R. Williams, Investment Analyst; Michael J. Fredericks, Portfolio Specialist

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The International Growth Opportunities Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the bottom 25% of publicly traded companies as measured by the market capitalization in each country.

Market Overview: Prices of international small-cap stocks climbed sharply higher from April 1, 2004 through March 31, 2005, with the Citigroup World ex-U.S. EMI rising 22.06%. This compared favorably to large-cap U.S. and non-U.S. stocks, as the Russell 1000 Index advanced 7.25% and the MSCI EAFE Index gained 15.49%.

Key themes influencing prices of international small-cap stocks included:

• Broad-based decline in the U.S. dollar, which boosted returns for U.S.-based investors

• Measured pace of monetary tightening cycle initiated by the Federal Reserve on June 30

• Rising price of oil and other commodities

Gains were concentrated in the fourth quarter of 2004 when a sharp drop in the price of oil buoyed investor sentiment. The price decline turned out to be short-lived, however. In early 2005, oil resumed its upward path and hit a new high in mid-March.

Performance: During the fiscal year ended March 31, 2005, the Fund’s Class I shares gained 19.28%. The Citigroup World ex-U.S. EMI posted a 22.06% increase.

Portfolio Specifics: The Fund emphasizes companies with above-average earnings growth prospects, while its benchmark includes both growth and value stocks. This difference in style hurt performance versus the benchmark, as international small-cap value stocks outperformed their growth counterparts by a wide margin. Stock selection in the United Kingdom, Germany and the industrial goods and services sector was also unfavorable.

On the positive side, issue selection in Canada, Spain, and among consumer cyclical and transportation companies helped results versus the benchmark. Canada-based Ipsco, a steel producer, and Norway-based Frontline, an oil tanker company, were top-performing stocks. Ipsco experienced strong demand and pricing for its plate and energy tubular products. Frontline benefited from favorable industry dynamics, as demand for ships is outpacing vessel capacity.

As a result of our bottom-up investment decisions, during the period, holdings tended to move toward higher-quality, later-stage cyclical growth companies at the expense of lower-quality, early-stage, cyclical names. For example, the Fund’s weighting in energy increased, while its basic materials exposure decreased.

Market Outlook: Our outlook for non-U.S. small-cap equities is positive. We are especially optimistic about the prospects for growth stocks since their valuations are at attractive levels versus historical averages. That said, we continue to closely monitor how higher materials prices, U.S. monetary policy, and the direction of the U.S. dollar will impact companies’ earnings.

As always, we remain focused on the early identification of small-cap companies with strong fundamentals and earnings visibility for the Fund.

Comparison of Change in Value of a $250,000 Investment in International Growth Opportunities Fund Class I and II Shares with the Citigroup World ex-US EMI.

Annualized Total Returns
As of 3/31/05

1 Year	5 Years	10 Years
19.28%	- 2.18%	16.79%

1 Year	5 Years	10 Years
19.43%	- 2.13%	16.82%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I and II shares compared with the Citigroup World ex-US EMI Index for the periods indicated. Class I and II shares have a shareholder services fee of up to .25% of their average daily net assets. The Fund’s Class III-IV shares are new and have no prior performance. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. The NicholasApplegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results. The Citigroup (formerly Salomon Smith Barney) World ex-US Extended Market Index (EMI) is a world market capitalization weighted index measuring capital appreciation excluding the U.S. Major corporate events such as extraordinary dividends, spin-offs, scrip issues in other securities, and shares repurchased via tender offers are accounted for in the calculation. Company eligibility is determined based upon market capitalization and investability criteria, representing capitalizations equal to or greater than US $100 Million. The index is unmanaged and does not include dividends; however, total rates of return, including all payments to shareholders, are calculated and published each month-end. The EMI defines the small-capitalization stock universe or bottom 20% of the available capital and includes approximately 75% of the Broad Market Index issues.

The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

International Growth Opportunities Fund

	Number
	of Shares	Value
COMMON STOCK — 97.2%
Austria — 0.8%
Wienerberger AG##	16,057	$732,692
Belgium — 4.6%
Agfa Gevaert NV##	34,792	1,220,418
SBS Broadcasting S.A.*	41,500	1,853,390
Union Miniere S.A.##	10,954	1,114,707
		4,188,515
Canada — 4.6%
ACE Aviation Holdings, Inc. Cl. A*	47,600	1,491,127
IPSCO, Inc.	17,600	904,403
Novelis, Inc.	33,600	735,959
RONA, Inc.*	53,000	1,036,038
		4,167,527
Colombia — 1.6%
Banco Latinoamericano de Exportaciones S.A.	69,200	1,414,448
Denmark — 1.9%
GN Store Nord AS	57,000	656,293
H. Lundbeck A/S##	20,000	486,724
Jyske Bank* ##	15,650	586,308
		1,729,325
Finland — 1.6%
Nokian Renkaat OYJ	8,680	1,402,224
France — 7.0%
Compagnie Generale de Geophysique S.A.* ##	23,332	2,046,832
Elior	77,820	992,171
Gemplus International S.A.*	502,315	1,188,157
JC Decaux S.A.*	24,660	674,960
Neopost S.A.*	16,266	1,412,159
		6,314,279
Germany — 6.8%
GPC Biotech AG* ##	20,020	232,089
Heidelberger Druckmaschinen AG*	26,077	835,412
Hypo Real Estate Holding AG	50,013	2,089,731
Schwarz Pharma AG##	20,517	906,607
Stada Arzneimittel AG##	37,790	1,184,133
Wincor Nixdorf AG	11,900	951,149
		6,199,121
Greece — 1.8%
Cosmote Mobile Communications S.A.	24,910	438,348
Germanos S.A.	39,870	1,231,173
		1,669,521
Hong Kong — 1.4%
Hong Kong & Shanghai Hotels, Ltd.	203,000	187,400
Solomon Systech International, Ltd.##	3,286,000	1,032,227
		1,219,627
Ireland — 2.7%
Anglo Irish Bank Corp. PLC	37,044	930,628
Grafton Group PLC*	81,962	974,676
Kerry Group PLC Cl. A	23,340	562,693
		2,467,997
Italy — 2.3%
Buzzi Unicem SpA##	56,977	884,899
Fastweb*	23,820	1,168,652
		2,053,551
Japan — 17.9%
Brother Industries, Ltd.	124,000	1,194,091
Circle K Sunkus Co., Ltd.*	34,300	790,478
FamilyMart Co., Ltd.	19,800	584,966
Fuji Fire & Marine Insurance Co., Ltd.##	340,000	1,172,962
Funai Electric Co., Ltd.##	5,600	$692,147
Haseko Corp.*	29,000	63,987
Hiroshima Bank, Ltd.	113,000	589,510
Hokuhoku Financial Group, Inc.	460,000	1,397,719
Japan General Estate Co., Ltd.##	42,000	488,874
Kenwood Corp.* ##	517,000	1,106,890
Kinden Corp.	95,000	745,185
Komeri Co., Ltd.	30,500	808,410
Marubeni Corp.	313,000	1,006,657
Mitsui Mining & Smelting Co., Ltd.	191,000	848,214
Nippon Electric Glass Co., Ltd.	70,000	1,011,126
Nishi-Nippon City Bank, Ltd.	235,000	1,008,461
NTT Urban Development Corp.*	218	1,008,882
Shima Seiki Manufacturing, Ltd.##	20,400	625,580
Taiheiyo Cement Corp.	399,000	1,122,840
		16,266,979
Luxembourg — 2.0%
Millicom International Cellular S.A.*	43,900	889,853
Stolt Offshores S.A.*	113,000	875,095
		1,764,948
Malaysia — 0.8%
Commerce Asset Holding Berhad	600,300	723,519
Netherlands — 1.3%
Aalberts Industries NV##	23,287	1,206,058
Norway — 3.9%
Golar LNG, Ltd.* ##	78,700	997,086
Smedvig ASA##	73,400	1,383,283
Storebrand ASA	125,000	1,138,271
		3,518,640
Republic Of China — 1.9%
Byd Co., Ltd. Cl. H##	295,500	867,630
China Oilfield Services, Ltd.	2,557,000	885,189
		1,752,819
Singapore — 3.2%
Hi-P International, Ltd.##	691,000	641,017
Keppel Corp., Ltd.	139,000	918,632
Magnecomp International, Ltd.	1,153,000	503,341
Starhub, Ltd.*	1,072,000	818,966
		2,881,956
South Korea — 1.0%
Industrial Bank of Korea	105,150	910,161
Spain — 6.1%
Antena 3 De Television S.A.	16,442	1,345,169
Cortefiel S.A.	105,415	1,831,725
Fadesa Inmobiliaria S.A.*	68,447	1,503,376
Red Electrica De Espana S.A.	35,766	887,831
		5,568,101
Sweden — 3.3%
Eniro AB	180,800	2,143,458
Nobel Biocare Holding AG##	4,119	870,004
		3,013,462
Switzerland — 4.4%
Baloise Holding, Ltd.	27,747	1,338,579
Geberit AG##	1,051	772,444
SGS Societe Generale de Surveillance Holding S.A.* ##	1,575	1,139,064
Ypsomed Holding AG*	6,713	698,391
		3,948,478
Thailand — 1.7%
Italian - Thai Development PLC — NVDR	2,663,800	701,448
Siam City Bank PLC — NVDR##	1,313,800	839,703
		1,541,151

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
United Kingdom — 12.6%
Burberry Group PLC	88,687	$686,252
Cobham PLC	30,995	818,197
De Vere Group PLC	81,472	820,551
DX Services PLC	143,951	1,049,958
HMV Group PLC	229,813	1,086,722
Kesa Electricals PLC	177,305	1,012,645
Man Group PLC	31,428	815,968
MyTravel Group PLC*	7,869,400	872,870
Pendragon PLC	201,349	1,171,845
Punch Taverns PLC	20,864	271,241
Spectris PLC	90,995	870,897
Taylor Nelson Sofres PLC	261,134	1,095,434
Taylor Woodrow PLC	150,829	872,120
		11,444,700
TOTAL COMMON STOCK
(Cost: $69,024,762)		88,099,799

	Principal
	Amount	Value
SHORT TERM INVESTMENTS — 27.8%
Money Market Funds — 21.5%
Allianz Dresdner Daily Asset Fund** ^	$19,507,989	$19,507,989
Time Deposits — 6.3%
Wells Fargo Bank
2.290%, 04/01/05	5,722,315	5,722,315
TOTAL SHORT TERM INVESTMENTS
(Cost: $25,230,304)		25,230,304
TOTAL INVESTMENTS — 125.0%
(Cost: $94,255,066)		113,330,103
LIABILITIES IN EXCESS OF OTHER ASSETS — (25.0%)		(22,634,589)
NET ASSETS — 100.0%		$90,695,514

* Non-income producing securities.

** All of the security is purchased with cash collateral proceeds from securities loans.

^ Affiliated institutional money market fund.

## All or a portion of the Fund’s holdings in this security was on loan as of 03/31/05.

NVDR — Non Voting Depository Receipt

Schedule of Investments by Industry as of March 31, 2005

Percentage of
Industry	Net Assets
Basic Materials	4.0%
Communications	12.2
Consumer, Cyclical	21.4
Consumer, Non-cyclical	6.7
Diversified	1.0
Energy	5.7
Financial	19.8
Industrial	20.3%
Technology	5.1
Utilities	1.0
Short Term Investments	27.8
Liabilities in excess of other assets	(25.0)
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

Emerging Markets Opportunities Fund

Management Team: Andrew Beal, Lead Portfolio Manager; Linda Ba, Portfolio Manager; Jason Campbell, Portfolio Manager; Rebecca K. Hagstrom, CFA, Investment Analyst; Flora Kim, Investment Analyst; Karl Richtenburg, Investment Analyst; Eric Sagmeister, Investment Analyst; Scott R. Williams, Investment Analyst; Michael J. Fredericks, Portfolio Specialist

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The Emerging Markets Opportunities Fund seeks to maximize long-term capital appreciation through investments in companies located in developing countries around the world, emphasizing companies with market capitalizations that are generally less than that of the top fifty securities in the MSCI Emerging Markets Index.

Market Overview: During the fiscal year ended March 31, 2005, the MSCI Emerging Markets Index rose 17.02%, outpacing returns in the United States and non-U.S. developed markets. Weakness in the U.S. dollar relative to currencies worldwide boosted emerging market returns for U.S.-based investors. Key themes contributing to equity gains included:

• Robust economic growth in developing countries, fueled by rising commodity prices

• Relatively subdued inflation in many emerging markets

• Improving balance sheets, as countries and companies took advantage of the low interest rates of the last few years

Latin American equities performed especially well. The region’s two largest markets, Brazil and Mexico, benefited from brisk export activity and accelerating domestic demand.

Performance: The Fund’s Class I shares advanced 26.32% from its May 28, 2004 inception through March 31, 2005. The MSCI Emerging Markets Index rose 29.45%.

Portfolio Specifics: Holdings in most countries and sectors of investment produced solid gains. Versus the index, the Fund trailed by a modest amount in the rapidly rising market. From the Fund’s inception through March 31, 2005, investors in emerging countries favored value stocks over growth stocks. This hurt the Fund’s relative return since, consistent with our philosophy, holdings are concentrated in growth issues while the style-neutral benchmark contains both growth and value stocks.

From a country perspective, stock selection in South Africa, Mexico and Brazil helped relative performance, while issue selection was negative in Malaysia and Taiwan. By sector, stock selection was a source of relative strength among consumer discretionary and materials companies and a source of relative weakness in energy and industrials.

This period’s best-performing stocks included Edgars Consolidated, a South African department store chain that had very strong sales growth, and Usinas Siderurgicas de Minas, a Brazilian steel manufacturer that reported record-high operating margins and profits amid surging steel prices.

Market Outlook: We continue to believe that emerging market equities present an attractive investment opportunity. One challenge is that higher U.S. interest rates will encourage capital to flow away from developing nations, putting pressure on their currencies and increasing borrowing costs. However, emerging countries are more financially sound than in prior periods of U.S. monetary tightening, the economic outlook for many countries remains robust, and valuations are attractive relative to developed markets.

In this environment, we continue to find exciting investment opportunities at the individual stock level for the Fund.

Schedule of Investments as of March 31, 2005

Emerging Markets Opportunities Fund

	Number
	of Shares	Value
COMMON STOCK — 91.8%
Argentina — 0.5%
Petrobas Energia
Participaciones S.A. — ADR	14,000	$170,800
Brazil — 7.0%
Banco Bradesco S.A. — ADR	8,800	255,200
Banco Itau S.A. — ADR	400	32,460
Companhia Brasileira de Distribuicao
Grupo Pao de Acucar — ADR	4,900	102,851
Companhia de Bebidas
das Americas — ADR	5,700	164,673
Companhia de Saneamento Basico
do Estado de Sal Paulo	1,753,000	85,886
Embratel Participacoes — ADR* ##	23,300	189,895
Empresa Brasiliera de Aeronautica
S.A. — ADR	2,200	68,860
Petroleo Brasileiro S.A. — ADR	4,100	157,727
Petroleo Brasileiro S.A. — ADR	12,100	534,578
Porto Seguro S.A.	20,500	185,144
Tele Norte Leste Participacoes
S.A. — ADR	12,100	187,187
Telesp Celular Participacoes
S.A. — ADR*	28,300	169,234
Tim Participacoes S.A. — ADR	5,342	80,183
Uniao de Bancos Brasileiros
S.A. — GDR	4,300	147,834
Unibanco-Uniao de Bancos
Brasileiros S.A.	16,800	116,908
		2,478,620
Chile — 0.5%
Antofagasta PLC	7,441	179,412
Colombia — 0.7%
Banco Latinoamericano
de Exportaciones S.A.	12,000	245,280
Czech Republic — 0.4%
Komercni Banka AS.	1,024	146,576
Egypt — 1.4%
Egyptian Mobile Phone	7,870	237,457
Orascom Telecom Holding*	3,996	282,476
		519,933
Hong Kong — 0.2%
GOME Electrical Appliances
Holdings, Ltd.	69,000	73,872
Hungary — 0.8%
Borsodchem RT	6,800	92,855
Gedeon Richter RT	1,300	179,019
		271,874
India — 2.3%
India Tobacco, Ltd. — GDR 144A#	11,400	350,824
Reliance Industries-Spons. — GDR 144A#	13,820	354,068
Satyam Computer Services, Ltd. — ADR	4,500	105,120
		810,012
Indonesia — 2.0%
Bank Central Asia PT	1,126,200	404,338
Telekomunikasi TBK PT	640,900	302,854
		707,192
Israel — 3.8%
Bank Hapoalim, Ltd.	109,021	367,071
Bezeq Israeli Telecommunication Corp., Ltd.	140,325	164,785
Leumi Bank Le Israel	42,211	118,210
Machteshim-Agan Industries, Ltd.	48,600	271,647
Super-Sol, Ltd. B Shares	33,535	$86,299
Syneron Medical, Ltd.*	5,400	172,044
Teva Pharmaceutical Industries, Ltd. — ADR	5,900	182,900
		1,362,956
Malaysia — 4.3%
AMMB Holdings Berhad	457,720	338,472
Astro All Asia Networks PLC*	260,600	353,182
Commerce Asset Holding Berhad	305,100	367,726
IOI Corp. Berhad	106,600	251,071
Tenaga Nasional Berhad	81,800	219,568
		1,530,019
Mexico — 7.5%
Coca-Cola Femsa S.A.
de CV Ser L — ADR	5,700	137,769
Empresas ICA S.A. — ADR*	4,000	9,360
Empresas ICA Sociedad Controladora S.A.*	433,500	166,708
Grupo Carso S.A. De CV Ser. A	66,807	340,562
Grupo Elektra S.A.	54,600	436,986
Grupo Financiero Banorte S.A. de C.V.	57,752	375,493
Grupo Financiero Inbursa S.A. de C.V.	101,400	198,601
Grupo Mexico S.A. Ser. B*	52,439	275,526
Grupo Telavisa S.A. — ADR	5,100	299,880
Industrias Penoles S.A. de C.V.	49,400	256,245
Sare Holding S.A. De CV Cl. B*	233,267	173,153
		2,670,283
Philippines — 0.7%
SM Investments Corp.*	60,500	251,142
Poland — 1.7%
Bank Pekao S.A.	1,100	48,846
Bank Przemyslowo Handlowy PBK S.A.	700	111,857
BRE Bank S.A.*	3,197	129,244
Orbis S.A.	10,405	80,484
Prokom Software S.A.*	2,200	89,989
Telekomunikacja Polska S.A.	19,791	134,187
		594,607
Republic Of China — 6.3%
Aluminum Corp. of China, Ltd.	636,300	367,127
China Mobile Hong Kong, Ltd.	126,800	414,573
China Petroleum & Chemical Corp.	1,039,600	423,206
Foxconn International Holdings, Ltd.*	713,000	386,240
Huaneng Power International, Inc. Ser. H	219,700	161,972
Jiangsu Express Co., Ltd.	842,000	385,949
Sinopec Shanghai Petrochem Cl. H	268,000	109,958
		2,249,025
Russian Federation — 3.8%
Irkutskenergo	130,438	30,262
JSC Scientific Production Corp.*	308,771	191,129
LUKOIL Oil — ADR	2,600	351,520
North-West Telecom	118,816	73,102
RAO Unified Energy System — GDR	3,781	110,216
Sibirtelecom	1,497,637	87,013
Slavneft-Megionneftgas*†	9,500	243,200
Surgutneftegaz — ADR	2,700	160,650
Uralelektromed*	1,660	96,280
		1,343,372
South Africa — 9.2%
African Bank Investment, Ltd.	188,106	504,739
Edgars Consolidated Stores, Ltd.	5,411	239,079
Ellerine Holdings, Ltd.	22,372	179,731
FirstRand	109,679	234,910
Foshini, Ltd.	20,374	116,376

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
South Africa (Continued)
Impala Platinum Holdings, Ltd.	2,956	$249,351
Kumba Resources, Ltd.	33,581	364,204
Liberty Group, Ltd.	6,529	68,010
Metropolitan Holdings, Ltd.	150,584	250,419
Mvelephanda Resources, Ltd.*	22,445	54,095
Pretoria Portland Cement Co., Ltd.	7,359	261,548
Reunert, Ltd.	26,974	153,858
Sanlam, Ltd.	21,461	41,862
Sasol, Ltd.	17,099	399,029
Wilson Bayly Holmes-Ovcon, Ltd.	39,523	174,635
		3,291,846
South Korea — 18.0%
Cheil Industries, Inc.	22,600	367,208
Daishin Securities Co., Ltd.*	31,050	447,939
GS Home Shopping, Inc.	5,820	451,616
Hynix Semiconductor, Inc.*	22,590	290,300
Hyundai Engineering & Construction*	22,690	392,131
Hyundai Motor Co. — GDR 144A#	4,000	108,680
Hyundai Motor Co., Ltd.	4,830	261,595
Industrial Bank of Korea	47,310	409,508
Interflex Co., Ltd.	11,000	185,229
Kia Motors Corp.*	20,500	282,619
LG Chemical, Ltd.	14,230	574,525
LG Electronics, Inc.*	5,780	387,610
Pohang Iron & Steel Co., Ltd.	1,610	318,671
POSCO — ADR	2,300	113,528
Samsung SDI Co., Ltd.	5,000	514,525
Shinhan Financial Group Co., Ltd. — ADR	3,100	166,532
Shinhan Financial Group Co., Ltd.	23,430	627,569
SK Telecom Co., Ltd.	630	106,086
Ssangyong Motor Co.*	56,810	407,824
		6,413,695
Taiwan — 13.6%
Acer, Inc.	62,000	97,410
Asustek Computer, Inc. — GDR 144A#	136,079	371,496
Au Optronics Corp. — ADR##	24,700	362,102
Cathay Financial Holding Co., Ltd.	222,000	421,367
China Steel Corp — GDR	15,899	352,322
Chinatrust Financial Holding	190,986	215,500
E.Sun Financial Holding Co., Ltd.	478,000	389,154
Eva Airways Corp.*	216,723	101,462
Formosa Plastics Corp.	128,534	230,501
Fubon Financial Holding Corp.	370,000	350,552
Optimax Technology Corp.	148,827	418,526
Siliconware Precision Industries Co.	540,100	468,855
Taiwan Cement Corp.	568,000	329,918
Taiwan Fertilizer Co., Ltd.	339,000	407,260
United Microelectronics Corp.*	316,342	191,275
Yuanta Core Pacific Securities Co., Ltd.	185,348	135,602
		4,843,302
Thailand — 4.6%
Bangkok Bank PLC	121,700	348,470
Italian-Thai Development PLC — NVDR	1,170,600	308,249
Siam Cement PCL — NVDR	15,800	100,984
Siam City Bank PLC — NVDR##	537,400	343,474
Thai Oil PCL	164,700	265,272
True Corp. PCL*	1,187,700	274,797
		1,641,246
Turkey — 2.1%
Akcansa Cimento AS	37,767	137,029
Hurriyet Gazetecilik AS	98,437	214,295
Turkiye Garanti Bankasi AS*	108,396	410,950
		762,274
United States — 0.4%
NII Holdings, Inc. Cl. B*	1,700	$97,750
Perrigo Co.*	2,061	39,528
		137,278
TOTAL COMMON STOCK
(Cost: $26,154,849)		32,694,616
PREFERRED STOCK — 3.7%
Brazil — 3.3%
All America Latina Logistica*	61,500	338,904
Banco Bradesco S.A.	249	7,240
Caemi Mineracao E Metal*	257,900	240,584
Centrais Eletricas Brasileiras
S.A. — Eletrobras Cl. B	5,000,000	64,322
Centrais Eletricas de Santa
Catarina S.A.*	76,000	25,729
Suzano Bahia Sul Papel e Celulose S.A.	11,201	51,318
Telemar Norte Leste S.A.	11,100	258,868
Usinas Siderurgicas de Minas
Gerais Ser. A	9,400	203,310
		1,190,275
South Korea — 0.4%
Hyundai Motor Co., Ltd.	3,750	131,462
TOTAL PREFERRED STOCK
(Cost: $757,959)		1,321,737
EQUITY-LINKED SECURITIES — 3.2%
India — 1.5%
UBS AG London Bharat Petroleum Corp. — 2/09/06	28,054	227,321
UBS AG Satyam Computer Services, Ltd. — 01/10/06	33,312	311,634
		538,955
South Korea — 1.7%
Credit Suisse FB Kia Motors Corp. — 09/02/05*	8,610	118,697
Credit Suisse FB LG Electronics, Inc. — 05/06/05	2,520	168,994
UBS AG Halla Climate Control Corp. — 05/27/05	11,530	100,934
UBS AG Hynix Semiconductor, Inc. — 05/27/05	11,830	152,027
UBS AG Interflex Co., Ltd. — 05/27/05	3,661	61,648
		602,300
TOTAL EQUITY-LINKED SECURITIES
(Cost: $784,698)		1,141,255
RIGHTS — 0.0%
Brazil — 0.0%
Embratel Participacoes SA — 03/21/05	8,620	0
Malaysia — 0.0%
AMMB Holdings Berhad — 12/31/49	91,544	0
TOTAL RIGHTS
(Cost: $34,316)		0

See Accompanying Notes to Financial Statements.

	Principal
	Amount	Value
SHORT TERM INVESTMENTS — 0.8%
Money Market Funds — 0.8%
Allianz Dresdner Daily Asset Fund** ^
(Cost: $278,325)	$278,325	$278,325
TOTAL INVESTMENTS — 99.5%
(Cost: $28,010,147)		35,435,933
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		192,567
NET ASSETS — 100.0%		$35,628,500

* Non-income producing securities.

** All of the security is purchased with cash collateral proceeds from securities loans.

† Illiquid securities. Total cost of illiquid securities as of March 31, 2005 was $207,775. Total market value of illiquid securities owned at March 31, 2005 was $243,200 or 0.68% of net assets.

# 144A Security. Certain condition for public sale may exist.

The total market value of 144A securities owned at March 31, 2005 was $1,185,068 or 3.33% of net assets.

^ Affiliated institutional money market fund.

## All or a portion of the Fund’s holdings in this security was on loan as of 03/31/05.

ADR — American Depository Receipt

GDR — Global Depository Receipt

NVDR — Non Voting Depository Receipt

Schedule of Investments by Industry as of March 31, 2005

Percentage of
Industry	Net Assets
Basic Materials	13.3%
Communications	12.1
Consumer, Cyclical	9.5
Consumer, Non-cyclical	6.9
Diversified	1.7
Energy	7.7
Financial	26.4
Industrial	14.3%
Technology	4.8
Utilities	2.0
Short Term Investments	0.8
Other assets in excess of liabilities	0.5
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

U.S. High Yield Bond Fund

Management Team: Douglas G. Forsyth, CFA, Lead Portfolio Manager; Justin Kass, CFA, Portfolio Manager; William L. Stickney, Portfolio Manager; Michael E. Yee, Portfolio Manager; Elizabeth Lemesevski, Investment Analyst; Nicole D. Larrabee, Fixed Income Trading Assistant

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. High Yield Bond Fund seeks to deliver total return via high current income and capital growth from a diversified portfolio consisting primarily of lower-rated U.S. corporate fixed-income securities.

Market Overview: The high-yield bond market produced gains from April 1, 2004 through March 31, 2005. The Merrill Lynch High Yield II Master Index rose 6.94%, outpacing the S&P 500 Index, up 6.69%, and the investment-grade Lehman U.S. Government/Credit Index, which rose 0.38%.

Prices of high-yield bonds dipped modestly early in the period due to rising interest rates and company-specific credit events. The market began to rally in June as positive fundamentals buoyed investor confidence, including healthy U.S. and international economies, robust corporate profits and strengthening balance sheets. In early 2005, high-yield bonds gave back some of their prior months’ gains on concerns that inflationary pressures would cause the Federal Reserve to increase short-term interest rates more aggressively.

Throughout the fiscal year, the credit environment remained on stable footing. The majority of high-yield issuers refinanced to increase cash balances and lock in low borrowing rates. Rating agencies Moody’s and Standard & Poor’s responded: after being slanted toward downgrades for a few years, the ratio of upgrades to downgrades improved and was near 1 to 1 at March 31, 2005. Additionally, the trailing twelve-month default rate dropped below 1% during the period.

Performance: From April 1, 2004 through March 31, 2005, the Fund’s Class I shares rose 5.40% and the Merrill Lynch High Yield Master Index II gained 6.94%.

Portfolio Specifics: The Fund produced a solid increase this period, while modestly trailing the benchmark. Relative performance was hurt by below-index exposure to lower-quality and low-coupon, longer-duration issues which outperformed the broad market. In managing the Fund, we focus on upgrade candidates in the single-B and double-B rating categories, as we believe they have the most attractive risk/reward profile. We also avoid interest-rate-sensitive bonds because, unless there is an imminent move to investment grade, there is no total return advantage in these securities for either the intermediate or longer term.

On the plus side, superior credit selection helped relative performance. Ten issuers were upgraded in the first quarter of 2005 alone, favorably impacting holdings in the steel, telecommunications and chemical industries. Other issues helped through positive price change, including select positions in the energy and materials sectors, which benefited from rising commodity prices.

Market Outlook: We believe the high-yield market remains a compelling area of investment compared to other fixed-income alternatives. The economy is growing, corporate profits are solid and defaults are low and stable. While rising interest rates will weigh on returns, high-yield spreads versus Treasuries should not widen materially given this positive fundamental backdrop.

Of course, the long-term driver of total return in a high-yield portfolio is company fundamentals. As such, we continue to build the Fund one security at a time, performing rigorous credit analysis to identify companies that are capitalizing on change.

Comparison of Change in Value of a $250,000 Investment in U.S. High Yield Bond Fund Class I and II Shares with the Merrill Lynch High Yield Master II Index.

Annualized Total Returns
As of 3/31/05

		Since
1 Year	5 Years	Inception
5.40%	5.82%	8.63%

Since
1 Year	Inception
5.40%	8.63%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I and II shares compared with the Merrill Lynch High Yield Master II Index for the periods indicated. Class I and II Shares have a shareholder services fee of up to .25% of their average daily net assets. The Fund’s Class III and IV shares are new and have no prior performance. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default.

The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested income and dividends. One cannot invest directly in an index.

Bond prices, and thus the Fund’s share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

U.S. High Yield Bond Fund

	Principal
	Amount	Value
CORPORATE BONDS — 84.5%
Aerospace/Defense-Equipment — 1.5%
BE Aerospace, Inc. Ser. B
8.875%, 05/01/11	$2,610,000	$2,642,625
Apparel Manufacturers — 3.8%
Levi Strauss & Co. 144A#
9.750%, 01/15/15	1,685,000	1,655,512
Oxford Industries, Inc.
8.875%, 06/01/11	2,035,000	2,157,100
Phillips-Van Heusen Corp.
8.125%, 05/01/13	2,620,000	2,744,450
		6,557,062
Building Products-Cement/Aggregate — 0.8%
U.S. Concrete, Inc.
8.375%, 04/01/14	1,400,000	1,393,000
Building-Residential/Commercial — 1.3%
Standard-Pacific Corp.
9.500%, 09/15/10	1,085,000	1,144,675
William Lyon Homes, Inc.
10.750%, 04/01/13	985,000	1,083,500
		2,228,175
Cable TV — 3.6%
Cablevision Systems Corp. 144A#
8.000%, 04/15/12	1,040,000	1,068,600
Charter Communications
Holdings LLC
10.750%, 10/01/09	1,520,000	1,246,401
CSC Holdings, Inc.
7.250%, 07/15/08	1,425,000	1,460,625
LodgeNet Entertainment Corp.
9.500%, 06/15/13	2,320,000	2,528,800
		6,304,426
Cellular Telecommunications — 2.6%
Centennial Cellular Corp.
10.750%, 12/15/08	740,000	762,200
Nextel Communications, Inc.
7.375%, 08/01/15	1,510,000	1,594,937
Nextel Partners, Inc.
8.125%, 07/01/11	2,085,000	2,215,312
		4,572,449
Chemicals-Diversified — 3.3%
Huntsman Co. LLC 144A#
11.625%, 10/15/10	1,084,000	1,268,280
Huntsman Co. LLC 144A#
12.000%, 07/15/12	814,000	952,380
Lyondell Chemical Co.
10.875%, 05/01/09	1,410,000	1,462,875
Lyondell Chemical Co. Ser. A
9.625%, 05/01/07	1,905,000	2,043,112
		5,726,647
Chemicals-Specialty — 0.7%
Equistar Chemicals LP
8.750%, 02/15/09	1,145,000	1,228,012
Commercial Services — 1.3%
Ventrue, Inc.
9.250%, 04/01/14	2,270,000	2,338,100
Consumer Products-Miscellaneous — 2.6%
Central Garden & Pet Co.
9.125%, 02/01/13	1,905,000	2,047,875
Jarden Corp.
9.750%, 05/01/12	2,335,000	2,510,125
		4,558,000
Dialysis Centers — 1.1%
Davita, Inc. 144A#
7.250%, 03/15/15	$1,985,000	$1,945,300
Electric-Generation — 4.8%
AES Corp.
9.500%, 06/01/09	1,700,000	1,859,375
AES Corp.
7.750%, 03/01/14	1,040,000	1,073,800
Edison Mission Energy
9.875%, 04/15/11	2,050,000	2,367,750
Texas Genco LLC 144A#
6.875%, 12/15/14	3,055,000	3,062,637
		8,363,562
Electronic Components-Miscellaneous — 2.7%
Sanmina-SCI Corp.
10.375%, 01/15/10	2,215,000	2,480,800
Stoneridge, Inc.
11.500%, 05/01/12	2,065,000	2,286,987
		4,767,787
Engineering/R & D Services — 1.0%
Shaw Group, Inc.
10.750%, 03/15/10	1,575,000	1,708,875
Finance-Other Services — 1.2%
Alamosa Delaware, Inc.
11.000%, 07/31/10	1,865,000	2,121,437
Funeral Services & Related Items — 1.1%
Carriage Services, Inc. 144A#
7.875%, 01/15/15	1,890,000	1,899,450
Independent Power Producer — 1.6%
Calpine Corp.
8.500%, 02/15/11	1,910,000	1,346,550
Reliant Resources, Inc.
9.500%, 07/15/13	1,245,000	1,353,938
		2,700,488
Intimate Apparel — 1.4%
Warnaco, Inc.
8.875%, 06/15/13	2,220,000	2,380,950
Machinery-Farm — 1.6%
Case New Holland, Inc. 144A#
9.250%, 08/01/11	2,630,000	2,800,950
Medical Products — 0.6%
Hanger Orthopedic Group, Inc.
11.250%, 06/15/09	910,000	953,225
Medical-Hospitals — 1.5%
HCA, Inc.
6.375%, 01/15/15	2,690,000	2,670,207
Medical-Nursing Homes — 1.7%
Genesis HealthCare Corp.
8.000%, 10/15/13	2,720,000	2,964,800
MRI/Medical Diagnostic Imaging Centers — 1.1%
Alliance Imaging, Inc. 144A#
7.250%, 12/15/12	1,885,000	1,819,025
Non-Hazardous Waste Disposal — 1.0%
Allied Waste North America, Inc.
9.250%, 09/01/12	1,610,000	1,722,700
Oil Companies-Exploration & Production — 5.2%
Chesapeake Energy Corp.
6.875%, 01/15/16	2,875,000	2,903,750
Energy Partners, Ltd.
8.750%, 08/01/10	1,410,000	1,508,700
Stone Container Corp.
8.375%, 07/01/12	2,600,000	2,684,500
Stone Energy Corp.
6.750%, 12/15/14	2,080,000	2,017,600
		9,114,550

See Accompanying Notes to Financial Statements.

	Principal
	Amount	Value
CORPORATE BONDS (Continued)
Paper & Related Products — 1.7%
Georgia-Pacific Corp.
9.375%, 02/01/13	$2,690,000	$3,006,075
Pipelines — 3.6%
El Paso Corp.
7.375%, 12/15/12	950,000	919,125
Sonat, Inc.
7.625%, 07/15/11	3,025,000	2,987,188
Williams Cos., Inc.
7.625%, 07/15/19	2,200,000	2,381,500
		6,287,813
Poultry — 1.7%
Pilgrim’s Pride Corp.
9.250%, 11/15/13	1,050,000	1,160,250
Pilgrim’s Pride Corp.
9.625%, 09/15/11	1,720,000	1,866,200
		3,026,450
Racetracks — 1.0%
Penn National Gaming, Inc.
8.875%, 03/15/10	1,645,000	1,760,150
Radio — 1.7%
Salem Communications Holding
Corp. Ser. B
9.000%, 07/01/11	2,667,000	2,907,030
Recreational Centers — 0.8%
Equinox Holdings, Inc.
9.000%, 12/15/09	1,370,000	1,438,500
REITS-Hotels — 1.8%
Host Marriott LP
7.125%, 11/01/13	1,040,000	1,046,500
La Quinta Properties, Inc.
8.875%, 03/15/11	1,870,000	2,019,600
		3,066,100
Rental Auto/Equipment — 1.4%
United Rentals North America, Inc.
7.000%, 02/15/14	2,710,000	2,506,750
Retail-Arts&Crafts — 1.9%
Michaels Stores, Inc.
9.250%, 07/01/09	3,195,000	3,374,719
Retail-Automobile — 1.5%
United Auto Group
9.625%, 03/15/12	2,515,000	2,653,325
Rubber-Tires — 1.2%
Goodyear Tire & Rubber Co.
7.857%, 08/15/11	2,200,000	2,123,000
Special Purpose Entity — 3.2%
AMR Holdings Co. 144A#
10.000%, 02/15/15	1,595,000	1,658,800
MedCath Holdings Corp.
9.875%, 07/15/12	1,820,000	1,974,700
Valor Telecommunications
Enterprises LLC 144A#
7.750%, 02/15/15	1,865,000	1,855,675
		5,489,175
Steel-Producers — 3.7%
AK Steel Corp.
7.875%, 02/15/09	3,110,000	3,047,800
AK Steel Corp.
7.750%, 06/15/12	1,060,000	1,020,250
United States Steel LLC
10.750%, 08/01/08	1,985,000	2,282,750
		6,350,800
Steel-Specialty — 1.6%
Oregon Steel Mills, Inc.
10.000%, 07/15/09	$2,600,000	$2,814,500
Telecommunications Services — 0.5%
Qwest Corp. 144A#
7.875%, 09/01/11	895,000	921,850
Telephone-Integrated — 3.2%
AT&T Corp.
9.050%, 11/15/11	1,040,000	1,181,700
MCI, Inc.
6.908%, 05/01/07	2,060,000	2,096,050
Primus Telecommunications
Group, Inc.
8.000%, 01/15/14	810,000	583,200
Qwest Capital Funding, Inc.
7.250%, 02/15/11	1,905,000	1,776,413
		5,637,363
Veterinary Diagnostics — 1.3%
Vicar Operating, Inc.
9.875%, 12/01/09	2,085,000	2,257,013
Vitamins & Nutrition Products — 1.1%
Leiner Health Products, Inc.
11.000%, 06/01/12	1,690,000	1,816,750
Wireless Equipment — 2.5%
American Tower Corp.
7.125%, 10/15/12	1,065,000	1,059,675
American Tower Corp.
9.375%, 02/01/09	1,288,000	1,352,400
Crown Castle International Corp.
10.750%, 08/01/11	1,825,000	1,948,188
		4,360,263
TOTAL CORPORATE BONDS
(Cost: $144,380,676)		147,279,428

FOREIGN CORPORATE BONDS — 15.2%
Cellular Telecommunications — 3.0%
Millicom International Cellular
S.A. 144A#
10.000%, 12/01/13	3,155,000	3,218,100
Rogers Wireless Communications, Inc.
8.000%, 12/15/12	1,980,000	2,034,450
		5,252,550
Chemicals-Specialty — 1.4%
Rhodia S.A.
10.250%, 06/01/10	2,240,000	2,441,600
Electronic Components-Miscellaneous — 1.7%
Flextronics International, Ltd.
6.250%, 11/15/14	3,075,000	2,921,250
Industrial Audio & Video Products — 1.3%
Imax Corp. 144A#
9.625%, 12/01/10	2,180,000	2,332,600
Metal-Aluminum — 1.5%
Novelis, Inc. 144A#
7.250%, 02/15/15	2,735,000	2,680,300
Oil Companies-Exploration & Production — 0.8%
Paramount Resources, Ltd.
8.500%, 01/31/13	1,311,000	1,314,277
Oil-Field Services — 1.6%
Petroleum Geo-Services ASA
10.000%, 11/05/10	2,505,000	2,811,863
Resorts/Theme Parks — 0.9%
Intrawest Corp.
7.500%, 10/15/13	1,550,000	1,553,875

See Accompanying Notes to Financial Statements.

	Principal
	Amount	Value
FOREIGN CORPORATE BONDS (Continued)
Satellite Telecommunications — 1.6%
Intelsat Bermuda, Ltd. 144A#
8.250%, 01/15/13	$2,820,000	$2,848,200
Telephone-Integrated — 1.4%
NTL Cable PLC 144A#
8.750%, 04/15/14	2,245,000	2,418,988
TOTAL FOREIGN CORPORATE BONDS
(Cost: $26,618,051)		26,575,503

SHORT TERM INVESTMENTS — 0.6%
Time Deposit — 0.6%
Wells Fargo Bank
2.290%, 04/01/05
(Cost: $1,078,701)	$1,078,701	$1,078,701
TOTAL INVESTMENTS — 100.3%
(Cost: $172,077,428)		174,933,632
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3%)		(546,992)
NET ASSETS — 100.0%		$174,386,640

# 144A Security. Certain condition for public sale may exist.

The total market value of 144A securities owned at March 31, 2005 was $34,406,647 or 19.73% of net assets.

Schedule of Investments by Industry as of March 31, 2005

Percentage of
Industry	Net Assets
Communications	20.2%
Consumer, Non-cyclical	16.5
Basic Materials	13.9
Consumer, Cyclical	13.8
Industrial	11.6
Energy	11.2
Utilities	6.4%
Financial	6.1
Short Term Investments	0.6
Liabilities in excess of other assets	(0.3)
NET ASSETS	100.0%

Schedule of Investments by Country as of March 31, 2005

Percent of
Country	Net Assets
Bermuda	1.6%
Canada	5.7
France	1.4
Luxembourg	1.8
Norway	1.6
Singapore	1.7
United Kingdom	1.4%
United States	85.1
Liabilities in excess of other assets	(0.3)
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

Nicholas-Applegate Institutional Funds

Shareholder Expense Example — (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 to March 31, 2005).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs and are calculated before expense offset arrangements. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During the Period*
	Value	Value	October 1, 2004 to
	October 1, 2004	March 31, 2005	March 31, 2005
U.S. Mini Cap Growth — Class I
Actual	$1,000.00	$1,039.89	$7.93
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,017.15	$7.85
U.S. Mini Cap Growth — Class II (1)
Actual	$1,000.00	$1,040.74	$6.67
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,018.40	$6.59
U.S. Emerging Growth — Class I
Actual	$1,000.00	$1,046.27	$7.19
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,017.90	$7.09
U.S. Small Cap Value — Class I
Actual	$1,000.00	$1,051.26	$6.65
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,018.45	$6.54
U.S. Small Cap Value — Class II (2)
Actual	$1,000.00	$1,019.26	$4.71
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,014.78	$4.70
U.S. Large Cap Value — Class I
Actual	$1,000.00	$1,047.27	$4.13
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,020.89	$4.08
U.S. Systematic Large Cap Growth — Class I
Actual	$1,000.00	$1,036.20	$5.63
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,019.40	$5.59
U.S. Systematic SMID Growth — Class I
Actual	$1,000.00	$1,063.03	$6.84
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,018.30	$6.69
U.S. Systematic SMID Growth — Class IV (3)
Actual	$1,000.00	$997.17	$0.83
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,002.86	$0.84
U.S. Convertible
Actual	$1,000.00	$1,028.87	$5.16
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,019.85	$5.14
Global Select — Class I
Actual	$1,000.00	$1,063.53	$5.76
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,019.35	$5.64
Global Select — Class II
Actual	$1,000.00	$1,063.18	$5.50
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,019.60	$5.39
International Growth — Class I
Actual	$1,000.00	$1,074.69	$7.09
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,018.10	$6.89
International Growth — Class III
Actual	$1,000.00	$1,075.14	$5.74
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,019.40	$5.59
International Growth — Class IV
Actual	$1,000.00	$1,075.74	$4.97
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,020.14	$4.84
International Growth Opportunities — Class I
Actual	$1,000.00	$1,098.13	$7.11
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,018.15	$6.84
International Growth Opportunities — Class II
Actual	$1,000.00	$1,098.53	$6.33
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,018.90	$6.09
U.S. High Yield Bond — Class I
Actual	$1,000.00	$1,009.37	$3.16
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,021.79	$3.18
U.S. High Yield Bond — Class II
Actual	$1,000.00	$1,009.52	$2.91
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,022.04	$2.92
Emerging Markets Opportunities Fund — Class I (4)
Actual	$1,000.00	$1,090.05	$9.07
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,016.26	$8.75
Emerging Markets Opportunities Fund — Class II (5)
Actual	$1,000.00	$1,000.11	$0.29
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,000.67	$0.29

(1) Fund’s Class II beginning account value on 09/30/04 (Class inception date)

(2) Fund’s Class II beginning account value on 11/09/04 (Class inception date)

(3) Fund’s Class IV beginning account value on 03/04/05 (Class inception date)

(4) Fund’s Class I beginning account value on 05/27/04 (Class inception date)

(5) Fund’s Class II beginning account value on 03/24/05 (Class inception date)

* Expenses are equal to the Fund’s annualized expense ratio (show in the table below); multiplied by the average account value over the period.

Annualized
Expense Ratio
U.S. Mini Cap Growth — Class I	1.56%
U.S. Mini Cap Growth — Class II	1.31%
U.S. Emerging Growth Class — Class I	1.41%
U.S. Small Cap Value — Class I	1.30%
U.S. Small Cap Value — Class II	1.20%
U.S. Large Cap Value Class — Class I	0.81%
U.S. Systematic Large Cap Growth — Class I	1.11%
U.S. Systematic SMID Growth — Class I	1.33%
U.S. Systematic SMID Growth — Class IV	1.13%
U.S. Convertible — Class I	1.02%
Global Select — Class I	1.12%
Global Select — Class II	1.07%
International Growth — Class I	1.37%
International Growth — Class III	1.11%
International Growth — Class IV	0.96%
International Growth Opportunities — Class I	1.36%
International Growth Opportunities — Class II	1.21%
Emerging Markets Opportunities Fund — Class I	1.74%
Emerging Markets Opportunities Fund — Class II	1.52%
U.S. High Yield Bond — Class I	0.63%
U.S. High Yield Bond — Class II	0.58%

(This page intentionally left blank)

Nicholas-Applegate Institutional Funds

Financial Highlights

For a Class I share outstanding during the period indicated

					Distributions from:
	Net Asset	Net	Net Realized	Total from	Net	Net
	Value,	Investment	and Unrealized	Investment	Investment	Realized
	Beginning	Income (Loss) (1)	Gains (Loss)	Operations	Income	Capital Gains
U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
For the year ended 03/31/05	$14.69	$(0.09)	$(1.09)	$(1.18)	$—	$(0.68)
For the year ended 03/31/04	7.44	(0.13)	7.38	7.25	—	—
For the year ended 03/31/03	10.88	(0.12)	(3.32)	(3.44)	—	—
For the year ended 03/31/02	9.05	(0.13)	1.96	1.83	—	—
For the year ended 03/31/01	42.54	(0.14)	(17.58)	(17.72)	—	(15.77)
U.S. EMERGING GROWTH
For the year ended 03/31/05	$9.61	$(0.07)	$0.23	$0.16	$—	$—
For the year ended 03/31/04	6.32	(0.09)	3.38	3.29	—	—
For the year ended 03/31/03	9.59	(0.07)	(3.20)	(3.27)	—	—
For the year ended 03/31/02	9.57	(0.04)	0.06	0.02	—	—
For the year ended 03/31/01	27.03	(0.01)	(12.37)	(12.38)	—	(5.08)
U.S. SMALL CAP VALUE
For the year ended 03/31/05	$17.64	$0.02	$2.06	$2.08	$(0.01)	$(2.31)
For the year ended 03/31/04	10.23	0.03	7.86	7.89	(0.02)	(0.46)
For the year ended 03/31/03	15.62	0.07	(3.29)	(3.22)	(0.12)	(2.05)
For the year ended 03/31/02	12.50	0.10	3.06	3.16	(0.04)	—
U.S. LARGE CAP VALUE
For the year ended 03/31/05	$24.40	$0.43	$2.24	$2.67	$(0.36)	$—
For the year ended 03/31/04	18.20	0.32	6.44	6.76	(0.56)	—
For the year ended 03/31/03	24.46	0.25	(6.20)	(5.95)	(0.31)	—
For the year ended 03/31/02	23.42	0.22	1.24	1.46	(0.05)	(0.37)
For the year ended 03/31/01	21.74	0.24	1.64	1.88	(0.20)	—
U.S. SYSTEMATIC LARGE CAP GROWTH
For the year ended 03/31/05	$15.06	$0.07	$0.54	$0.61	$—	$—
For the year ended 03/31/04	12.73	(0.02)	2.35	2.33	—	—
For the year ended 03/31/03	18.08	(0.05)	(5.30)	(5.35)	—	—
For the year ended 03/31/02	22.61	(0.11)	(4.42)	(4.53)	—	—
For the year ended 03/31/01	49.86	(0.19)	(26.03)	(26.22)	—	(1.03)
U.S. SYSTEMATIC SMID GROWTH
For the year ended 03/31/05	$9.89	$(0.04)	$0.84	$0.80	$—	$—
2/27/04 (Commenced) to 03/31/04	10.00	—	(0.11)	(0.11)	—	—
U.S. CONVERTIBLE
For the year ended 03/31/05	$23.11	$0.39	$0.66	$1.05	$(0.45)	$(1.27)
For the year ended 03/31/04	17.72	0.55	5.43	5.98	(0.59)	—
For the year ended 03/31/03	21.35	0.63	(3.55)	(2.92)	(0.71)	—
For the year ended 03/31/02	23.14	0.64	(1.69)	(1.05)	(0.74)	—
For the year ended 03/31/01	33.67	0.70	(8.94)	(8.24)	(0.66)	(1.63)
GLOBAL EQUITY FUNDS
GLOBAL SELECT
For the year ended 03/31/05	$15.58	$0.06	$1.37	$1.43	$—	$(0.92)
For the year ended 03/31/04	10.26	(0.01)	5.33	5.32	—	—
For the year ended 03/31/03	13.67	(0.02)	(3.39)	(3.41)	—	—
For the year ended 03/31/02	12.86	(0.06)	0.87	0.81	—	—
For the year ended 03/31/01	31.91	(0.06)	(10.00)	(10.06)	—	(8.99)
INTERNATIONAL GROWTH
For the year ended 03/31/05	$19.09	$0.08	$1.72	$1.80	$—	$(0.42)
For the year ended 03/31/04	12.83	0.30	6.00	6.30	(0.04)	—
For the year ended 03/31/03	17.17	0.12	(4.46)	(4.34)	—	—
For the year ended 03/31/02	19.21	0.06	(2.10)	(2.04)	—	—
For the year ended 03/31/01	31.88	0.04	(11.29)	(11.25)	—	(1.42)
INTERNATIONAL GROWTH OPPORTUNITIES
For the year ended 03/31/05	$29.43	$0.32	$5.35	$5.67	$(0.09)	$—
For the year ended 03/31/04	17.39	0.18	11.86	12.04	—	—
For the year ended 03/31/03	22.72	0.07	(5.40)	(5.33)	—	—
For the year ended 03/31/02	24.38	0.09	(1.75)	(1.66)	—	—
For the year ended 03/31/01	51.19	(0.09)	(17.92)	(18.01)	(0.13)	(8.67)
EMERGING MARKETS OPPORTUNITIES FUND
5/27/04 (Commenced) to 03/31/05	$10.00	$0.08	$2.55	$2.63	$(0.01)	$—
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
For the year ended 03/31/05	$10.34	$0.85	$(0.31)	$0.54	$(0.84)	$(0.00)(12)
For the year ended 03/31/04	9.65	0.86	0.63	1.49	(0.80)	—
For the year ended 03/31/03	9.88	0.83	(0.23)	0.60	(0.83)	—
For the year ended 03/31/02	10.82	0.93	(0.91)	0.02	(0.96)	—
For the year ended 03/31/01	11.95	1.31	(1.22)	0.09	(1.22)	—

(1) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.

(2) Total returns are not annualized for periods less than one year.

(3) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

(4) Net expenses include certain items not subject to expense reimbursement.

(5) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses), of the U.S. Mini Cap Growth, U.S. Large Cap Value, U.S. Systematic Large Cap Growth, Global Select, International Growth, and U.S. High Yield Bond do not exceed 1.56%, 1.00%, 1.00%, 1.20%, 1.40%, and 0.75% for the period 04/01/02 to 06/30/02, 1.56%, 0.85% 0.90%, 1.05%, 1.15%, and 0.75% period 07/01/02 to 01/21/03, 1.40%, 1.00%, 1.00%, 1.10%, 1.15%, and 0.80% for the period 01/22/03 to 03/31/03, respectively. U.S. Emerging Growth, U.S. Small Cap Value, U.S. Equity Growth, Convertible and International Growth Opportunities had rates throughout the year of 1.25%, 1.30%, 1.00%, 1.00% and 1.40% respectively.

(6) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the U.S. Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25% representing a .08% increase in the Fund’s expense cap.

(7) Due to the realignment of the Fund’s portfolio in connection with the combination with Global Technology Fund and Global HealthCare Fund, the cost of purchases of $27,251,277 and proceeds from sales of $35,006,695 have been excluded from the Portfolio Turnover calculation.

See Accompanying Notes to Financial Statements.

			Ratios to Average Net Assets (3)
						Expenses	Expenses Net of	Fund’s
	Net Asset		Net		Expense	Net of	Reimbursement/	Portfolio	Net Assets,
Total	Value,	Total	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover	Ending
Distributions	Ending	Return (2)	Income (Loss)	Expenses	Recoupment	Recoupment	Offset (4)	Rate	(in 000’s)

$(0.68)	$12.83	(8.17%)	(0.72%)	1.63%	(0.07%)	1.56%	1.12%	266%	$69,246
—	14.69	97.45%	(1.08%)	1.64%	(0.07%)	1.57%	1.19%(8)	298%	68,876
—	7.44	(31.62%)	(1.36%)	1.75%	(0.16%)	1.59%	1.55%(5)	164%	35,625
—	10.88	20.22%	(1.31%)	1.60%	(0.03%)	1.57%	1.57%	170%	88,311
(15.77)	9.05	(48.41%)	(0.66%)	1.62%	(0.04%)	1.58%	1.58%	118%	47,810

$—	$9.77	1.66%	(0.75%)	1.63%	(0.17%)	1.46%	1.06%	142%	$12,043
—	9.61	52.06%	(1.04%)	1.48%	—	1.48%	1.26%(8)	166%	32,095
—	6.32	(34.10%)	(0.96%)	1.45%	(0.17%)	1.28%	1.26%(5)	118%	36,756
—	9.59	0.21%	(0.46%)	1.34%	(0.12%)	1.22%	1.22%(6)	138%	173,053
(5.08)	9.57	(49.55%)	(0.07%)	1.30%	(0.12%)	1.18%	1.18%	120%	138,022

$(2.32)	$17.40	11.91%	0.11%	1.33%	(0.03%)	1.30%	1.13%	73%	$86,017
(0.48)	17.64	77.64%	0.18%	1.35%	(0.01%)	1.34%	1.19%(8)	101%	65,791
(2.17)	10.23	(21.54%)	0.47%	1.54%	(0.26%)	1.28%	1.25%(5)	109%	10,980
(0.04)	15.62	25.33%	0.79%	1.44%	(0.14%)	1.30%	1.30%	84%	58,833

$(0.36)	$26.71	10.96%	1.70%	1.31%	(0.50%)	0.81%	0.76%	42%	$16,948
(0.56)	24.40	37.44%	1.38%	1.27%	(0.45%)	0.82%	0.79%(8)	51%	12,644
(0.31)	18.20	(24.41%)	1.24%	1.28%	(0.34%)	0.94%	0.93%(5)	139%	27,659
(0.42)	24.46	6.35%	0.89%	1.14%	(0.13%)	1.01%	1.01%	99%	39,358
(0.20)	23.42	8.64%	1.04%	1.21%	(0.19%)	1.02%	1.02%	120%	46,672

$—	$15.67	4.05%	0.45%	1.66%	(0.54%)	1.12%	1.00%	197%	$780
—	15.06	18.30%	(0.16%)	1.33%	(0.20%)	1.13%	0.93%(8)	172%	3,518
—	12.73	(29.59%)	(0.34%)	1.27%	(0.30%)	0.97%	0.95%(5)	193%	18,328
—	18.08	(20.04%)	(0.54%)	1.09%	(0.09%)	1.00%	1.00%	224%	57,769
(1.03)	22.61	(53.26%)	(0.51%)	1.09%	(0.09%)	1.00%	1.00%	160%	60,882

$—	$10.69	8.09%	(0.36%)	1.97%	(0.63%)	1.34%	1.21%	146%(10)	$5,566
—	9.89	(1.10%)	(0.43%)	4.39%	(3.04%)	1.35%	1.35%(8)	14%	5,347

$(1.72)	$22.44	4.62%	1.68%	1.10%	(0.08%)	1.02%	0.85%	102%	$35,397
(0.59)	23.11	34.15%	2.57%	1.10%	(0.06%)	1.04%	1.00%(8)	103%	50,103
(0.71)	17.72	(13.69%)	3.17%	1.16%	(0.15%)	1.01%	1.00%(5)	114%	44,901
(0.74)	21.35	(4.51%)	2.87%	1.05%	(0.05%)	1.00%	1.00%	181%	120,359
(2.29)	23.14	(25.12%)	2.40%	1.04%	(0.03%)	1.01%	1.01%	118%	126,826

$(0.92)	$16.09	9.27%	0.41%	1.15%	(0.01%)	1.14%	0.95%	164%	$66,115
—	15.58	51.85%	(0.05%)	1.28%	(0.10%)	1.18%	1.01%(8)	226%	78,327
—	10.26	(24.95%)	(0.16%)	1.42%	(0.27%)	1.15%	1.13%(5)	230%(7)	69,776
—	13.67	6.30%	(0.43%)	1.37%	(0.14%)	1.23%	1.23%	401%	41,219
(8.99)	12.86	(36.33%)	(0.21%)	1.78%	(0.48%)	1.30%	1.30%	440%	15,023

$(0.42)	$20.47	9.49%	0.42%	1.39%	(0.00%)	1.39%	1.08%	203%	$41,394
(0.04)	19.09	49.17%	1.35%	1.49%	(0.04%)	1.45%	1.19%(8)	186%	51,450
—	12.83	(25.28%)	0.76%	1.46%	(0.21%)	1.25%	1.23%(5)	203%	88,029
—	17.17	(10.62%)	0.32%	1.36%	0.01%	1.37%	1.37%	232%	214,920
(1.42)	19.21	(35.99%)	0.15%	1.32%	0.08%	1.40%	1.40%	234%	215,602

$(0.09)	$35.01	19.28%	1.05%	1.42%	—	1.42%	1.11%	110%	$55,462
—	29.11	69.24%	0.74%	1.47%	—	1.47%	1.28%(8)	124%	54,015
—	17.39	(23.46%)	0.36%	1.54%	(0.10%)	1.44%	1.42%(5)	129%	65,351
—	22.72	(6.81%)	0.40%	1.42%	(0.01%)	1.41%	1.41%	168%	144,429
(8.80)	24.38	(37.80%)	(0.24%)	1.37%	0.05%	1.42%	1.42%	160%	193,934

$(0.01)	$12.62	26.32%(9)	0.56%	2.83%	(1.08%)	1.75%	1.69%	59%(11)	$26,517

$(0.84)	$10.04	5.40%	7.82%	0.82%	(0.19%)	0.63%	0.60%	123%	$131,677
(0.80)	10.34	16.67%	8.43%	0.87%	(0.23%)	0.64%	0.61%(8)	134%	102,110
(0.83)	9.65	6.61%	8.78%	1.01%	(0.24%)	0.77%	0.77%(5)	137%	120,182
(0.96)	9.88	0.42%	9.28%	1.03%	(0.27%)	0.76%	0.76%	113%	71,369
(1.22)	10.82	0.78%	10.75%	1.29%	(0.53%)	0.76%	0.76%	132%	42,622

(8) The Board of Trustees approved the amendments to the Expenses Limitation Agreement where by overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses), of the U.S. Mini Cap Growth, U.S. Emerging Growth, U.S. Large Cap Value, U.S. Systematic Large Cap Growth, U.S. Equity Growth, U.S. Convertible, Global Select, International Growth, International Growth Opportunities, and U.S. High Yield Bond do not exceed 1.40%, 1.25%, 0.75%, 1.00%, 1.00%, 1.00%, 1.10%, 1.15%, and 0.60% for the period 04/01/03 to 07/28/03, 1.56%, 1.48%, 0.81%, 1.12%, 1.23%, 1.02%, 1.16%, 1.41%, 1.56%, and 0.63% for the period 07/29/03 to 03/31/04, respectively. U.S. Small Cap Value and Emerging Countries do not exceed 1.30% and 1.65% for the period 04/01/03 to 07/28/03, 1.45% and 1.73% for the period 07/29/03 to 02/23/04, 1.30% and 1.65% for the period 02/24/04 to 03/31/04, respectively. U.S. Systematic SMID Growth did not exceed 1.33% for the period 02/24/04 to 03/31/04.

(9) Inception to date Return.

(10) Due to the realignment of the Fund’s portfolio in connection with the combination with U.S. Systematic Mid Cap Growth Fund, the cost of purchases of 1,095,903 and proceeds from sales of 1,041,817 have been excluded from the Portfolio Turnover calculation.

(11) Due to the realignment of the Fund’s portfolio in connection with the combination with Emerging Countries Fund, the cost of purchases of $2,958,229 and proceeds from sales of $3,564,155 have been excluded from the Portfolio Turnover calculation.

(12) Less than one penny per share.

(13) At 3/24/05, the expense cap changed to 1.65% from 1.75% in Class I and to 1.50% from 1.60% in Class II.

For a Class II share outstanding during the period indicated

					Distributions from:
	Net Asset	Net	Net Realized	Total from	Net	Net
	Value,	Investment	and Unrealized	Investment	Investment	Realized
	Beginning	Income (Loss) (1)	Gains (Loss)	Operations	Income	Capital Gains
U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
09/30/04 (commenced) to 03/31/05	$12.49	$(0.03)	$1.07	$1.04	$—	$(0.68)
U.S. SMALL CAP VALUE
11/09/04 (commenced) to 03/31/05	$18.82	$—	$0.93	$0.93	$(0.04)	$(2.32)
GLOBAL FUNDS
GLOBAL SELECT
For the year ended 03/31/05	$15.58	$0.07	$1.36	$1.43	$—	$(0.92)
6/30/03 (Commenced) to 03/31/04	12.12	(0.01)	3.47	3.46	—	—
INTERNATIONAL GROWTH OPPORTUNITIES
For the year ended 03/31/05	$29.47	$0.38	$5.32	$5.70	$(0.15)	$—
6/05/03 (Commenced) to 03/31/04	20.85	0.14	8.48	8.62	—	—
EMERGING MARKETS OPPORTUNITIES
03/24/05 (Commenced) to 03/31/05	$12.55	$—	$0.07	$0.07	$—	$—
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
For the year ended 03/31/05	$10.33	$0.85	$(0.32)	$0.53	$(0.84)	$(0.00)(6)
6/30/03 (Commenced) to 03/31/04	10.18	0.66	0.10	0.76	(0.61)	—

For a class III share outstanding during the period indicated

					Distributions from:
	Net Asset	Net	Net Realized	Total from	Net	Net
	Value,	Investment	and Unrealized	Investment	Investment	Realized
	Beginning	Income (Loss) (1)	Gains (Loss)	Operations	Income	Capital Gains
GLOBAL FUNDS
INTERNATIONAL GROWTH
For the year ended 03/31/05	$19.09	$0.12	$1.72	$1.84	$(0.10)	$(0.42)
10/01/03 (Commenced) to 03/31/04	16.19	0.04	2.93	2.97	(0.07)	—

For a class IV share outstanding during the period indicated

					Distributions from:
	Net Asset	Net	Net Realized	Total from	Net	Net
	Value,	Investment	and Unrealized	Investment	Investment	Realized
	Beginning	Income (Loss) (1)	Gains (Loss)	Operations	Income	Capital Gains
U.S. EQUITY FUNDS
U.S. SYSTEMATIC SMID GROWTH
03/04/05 (Commenced) to 03/31/05	$11.10	$(0.02)	$(0.39)	$(0.41)	$—	$—
GLOBAL FUNDS
INTERNATIONAL GROWTH
For the year ended 03/31/05	$19.11	$0.15	$1.72	$1.87	$(0.11)	$(0.42)
10/01/03 (Commenced) to 03/31/04	16.19	0.06	2.93	2.99	(0.07)	—

(1) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.

(2) Total returns are not annualized for periods less than one year.

(3) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

(4) Net expenses include certain items not subject to expense reimbursement.

(5) Inception to date Return.

(6) Less than one penny per share.

See Accompanying Notes to Financial Statements.

			Ratios to Average Net Assets (3)
						Expenses	Expenses Net of	Fund’s
	Net Asset		Net		Expense	Net of	Reimbursement/	Portfolio	Net Assets,
Total	Value,	Total	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover	Ending
Distributions	Ending	Return (2)	Income (Loss)	Expenses	Recoupment	Recoupment	Offset (4)	Rate	(in 000’s)

$(0.68)	$12.85	8.17%(5)	(0.41%)	1.37%	(0.06%)	1.31%	0.97%	266%	$15,200

$(2.36)	$17.39	4.95%(5)	0.33%	1.26%	(0.06%)	1.20%	0.93%	73%	$17,691

$(0.92)	$16.09	9.27%	0.44%	1.10%	(0.01%)	1.09%	0.90%	164%	$69,548
—	15.58	28.55%	(0.08%)	1.24%	(0.12%)	1.12%	0.94%	226%	35,817

$(0.15)	$35.02	19.40%	1.19%	1.27%	—	1.27%	0.97%	110%	$35,233
—	29.47	41.34%	0.66%	1.29%	—	1.29%	1.11%	124%	60,394

$—	$12.62	0.56%(5)	1.43%	1.46%	0.06%	1.52%	1.41%	59%	$9,111

$(0.84)	$10.02	5.36%	7.88%	0.77%	(0.19%)	0.58%	0.54%	123%	$42,710
(0.61)	10.33	8.43%	8.68%	0.82%	(0.24%)	0.58%	0.57%	134%	68,952

			Ratios to Average Net Assets (3)
						Expenses	Expenses Net of	Fund’s
	Net Asset		Net		Expense	Net of	Reimbursement/	Portfolio	Net Assets,
Total	Value,	Total	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover	Ending
Distributions	Ending	Return (2)	Income (Loss)	Expenses	Recoupment	Recoupment	Offset (4)	Rate	(in 000’s)

$(0.52)	$20.41	9.71%	0.62%	1.13%	(0.00%)	1.13%	0.83%	203%	$40,405
(0.07)	19.09	18.37%	0.40%	1.11%	0.05%	1.16%	0.94%	186%	36,830

			Ratios to Average Net Assets (3)
						Expenses	Expenses Net of	Fund’s
	Net Asset		Net		Expense	Net of	Reimbursement/	Portfolio	Net Assets,
Total	Value,	Total	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover	Ending
Distributions	Ending	Return (2)	Income (Loss)	Expenses	Recoupment	Recoupment	Offset (4)	Rate	(in 000’s)

$—	$10.69	(3.69%)(5)	(0.57%)	1.67%	(0.54%)	1.13%	1.12%	146%	$1,268

$(0.53)	$20.45	9.89%	0.76%	0.98%	(0.00%)	0.98%	0.68%	203%	$26,022
(0.07)	19.11	18.49%	0.62%	0.97%	0.03%	1.00%	0.77%	186%	23,719

Nicholas-applegate institutional funds

Statements of assets and liabilities

March 31, 2005

	U.S. Mini Cap	U.S. Emerging	U.S. Small Cap	U.S. Large Cap	U.S. Systematic
	Growth	Growth	Value	Value	Large Cap Growth
ASSETS
Investments, at value*	$105,255,385	$17,816,017	$107,553,525	$24,836,779	$10,084,490
Foreign currencies, at value**	—	—	—	—	—
Cash	—	—	50	—	—
Receivables:
Investment securities sold	792,432	318,849	582,689	—	—
Capital shares sold	85,786	47,585	184,337	138,503	15,169
Dividends	40,883	1,664	102,090	32,937	8,469
Foreign taxes receivable	—	—	—	—	—
Interest	—	—	—	—	—
From investment advisor	—	—	—	1,687	2,178
Expense offset and other	222,045	28,575	75,244	7,028	9,654
Other assets	20,625	15,598	33,949	21,068	15,418
Total assets	106,417,156	18,228,288	108,531,884	25,038,002	10,135,378
LIABILITIES
Payables:
Bank overdraft	$—	$—	$—	$—	$—
Investments purchased	889,468	94,328	749,142	—	—
Capital shares redeemed	7,712	—	4,747	—	—
Collateral on securities loaned	20,861,800	2,346,125	3,218,000	—	—
Distributions fee	—	794	142	1,733	2,001
To investment advisor	75,102	12,382	67,804	—	—
Other Liabilites	136,721	50,997	125,581	41,663	34,987
Total Liabilities	21,970,803	2,504,626	4,165,416	43,396	36,988
NET ASSETS	84,446,353	15,723,662	104,366,468	24,994,606	10,098,390

* Investments, at cost	98,829,502	15,465,157	94,267,212	20,240,208	9,358,167
** Foreign currencies, at cost	—	—	—	—	—
NET ASSETS CONSIST OF:
Paid-in capital	$81,299,632	$24,552,020	$88,585,238	$26,121,505	$19,201,221
Undistributed net investment income (loss)	—	—	—	363,111	26,492
Accumulated net realized gain (loss) on investments and foreign currencies	(3,279,162)	(11,179,218)	2,494,917	(6,086,581)	(9,855,646)
Net unrealized appreciation (depreciation) of investments and of other assets and liabilities denominated in foreign currencies	6,425,883	2,350,860	13,286,313	4,596,571	726,323
Net Assets applicable to all shares outstanding	$84,446,353	$15,723,662	$104,366,468	$24,994,606	$10,098,390
Net Assets of Class I shares	$69,246,134	$12,042,764	$86,017,427	$16,948,062	$779,922
Net Assets of Class II shares	15,200,219	—	17,690,945	—	—
Net Assets of Class III shares	—	—	—	—	—
Net Assets of Class IV shares	—	—	—	—	—
Net Assets of Class R shares	—	3,680,898	658,096	8,046,544	9,318,468
Class I Shares outstanding	5,397,631	1,232,991	4,942,937	634,515	49,775
Class II Shares outstanding	1,183,299	—	1,017,469	—	—
Class III Shares outstanding	—	—	—	—	—
Class IV Shares outstanding	—	—	—	—	—
Class R Shares outstanding	—	381,483	37,842	302,298	602,710

Net Asset Value — Class I Share	$12.83	$9.77	$17.40	$26.71	$15.67
Net Asset Value — Class II Share	$12.85	$—	$17.39	$—	$—
Net Asset Value — Class III Share	$—	$—	$—	$—	$—
Net Asset Value — Class IV Share	$—	$—	$—	$—	$—
Net Asset Value — Class R Share	$—	$9.65	$17.39	$26.62	$15.46

(1) Commenced operations on 5/27/04

See Accompanying Notes to Financial Statements.

U.S. Systematic		Global	International	International Growth	Emerging Markets	U.S. High Yield
SMID Growth	U.S. Convertible	Select	Growth	Opportunities	Opportunities (1)	Bond

$6,914,778	$39,150,437	$142,825,524	$119,963,916	$113,330,103	$35,435,933	$174,933,632
—	—	123,929	2,182	2,099	58,719	—
—	—	—	—	—	—	—

95,153	267,384	3,648,800	1,376,123	32,576,983	2,335,022	155,709
75	—	308,962	42,214	80,981	559	87,361
5,094	13,950	291,352	257,906	452,766	190,047	—
—	—	8,431	7,195	9,455	—	—
—	134,914	—	—	—	—	3,817,891
—	—	—	—	—	9,817	—
82,605	23,460	90,646	145,498	113,697	29,194	32,971
20,523	6,809	22,627	25,425	15,903	14,946	27,450
7,118,228	39,596,954	147,320,271	121,820,459	146,581,987	38,074,237	179,055,014

$60	$50	$—	$—	$—	$905,342	$—
133,370	524,951	3,276,615	1,484,904	16,364,605	864,120	576,957
—	2,016,797	6,411	439	19,745,935	229,509	3,792,374
110,450	1,572,025	8,090,290	10,497,014	19,507,989	278,325	—
—	—	—	384	—	—	—
1,407	25,818	82,456	62,683	77,489	—	51,006
38,738	60,271	201,586	204,241	190,455	168,441	248,037
284,025	4,199,912	11,657,358	12,249,665	55,886,473	2,445,737	4,668,374
6,834,203	35,397,042	135,662,913	109,570,794	90,695,514	35,628,500	174,386,640

6,471,146	33,928,055	126,759,310	108,624,690	94,255,066	28,010,147	172,077,428
—	—	123,921	2,034	1,984	54,598	—

$8,761,056	$39,266,342	$120,183,342	$108,325,105	$130,677,846	$50,254,660	$176,774,696
—	150,974	180,559	(263,355)	827,487	(380)	—

(2,370,485)	(9,242,656)	(766,540)	(9,830,997)	(59,904,614)	(22,065,448)	(5,244,260)

443,632	5,222,382	16,065,552	11,340,041	19,094,795	7,439,668	2,856,204
$6,834,203	$35,397,042	$135,662,913	$109,570,794	$90,695,514	$35,628,500	$174,386,640
$5,566,080	$35,397,042	$66,115,100	$41,394,038	$55,462,134	$26,517,376	$131,676,909
—	—	69,547,813	—	35,233,380	9,111,124	42,709,731
—	—	—	40,405,430	—	—	—
1,268,123	—	—	26,021,910	—	—	—
—	—	—	1,749,416	—	—	—
520,544	1,577,079	4,109,725	2,022,406	1,584,334	2,101,723	13,110,933
—	—	4,321,789	—	1,005,997	722,105	4,261,841
—	—	—	1,979,233	—	—	—
118,678	—	—	1,272,746	—	—	—
—	—	—	86,662	—	—	—

$10.69	$22.44	$16.09	$20.47	$35.01	$12.62	$10.04
$—	$—	$16.09	$—	$35.02	$12.62	$10.02
$—	$—	$—	$20.41	$—	$—	$—
$10.69	$—	$—	$20.45	$—	$—	$—
$—	$—	$—	$20.19	$—	$—	$—

Statements of operations

Year ended march 31, 2005

	U.S. Mini Cap	U.S. Emerging	U.S. Small Cap	U.S. Large Cap	U.S. Systematic
	Growth	Growth	Value	Value	Large Cap Growth
INVESTMENT INCOME
Dividends, net of foreign taxes*	$293,670	$45,290	$948,250	$554,951	$181,351
Interest	30,848	23,625	17	109	853
Total Income	324,518	68,915	948,267	555,060	182,204
EXPENSES
Advisory fee	789,585	190,439	568,883	101,818	57,137
Accounting and administration fees	83,516	30,001	79,647	29,232	22,817
Custodian fees	70,338	51,672	28,232	24,238	21,452
Transfer agent fees and expenses	29,052	24,466	27,781	23,413	23,370
Shareholder servicing fees	92,672	42,476	96,665	50,176	43,390
Administrative services	85,543	30,470	88,549	27,151	19,046
Professional fees	48,717	12,501	46,878	15,042	8,120
Shareholder reporting	23,643	7,759	21,990	10,133	13,416
Registration fees	19,242	21,012	26,890	25,920	21,147
Trustees’fees and expenses	9,988	3,391	8,700	3,354	2,025
Interest and credit facility fee	678	—	648	—	—
Insurance	8,186	3,812	5,942	2,239	2,018
Miscellaneous	4,601	5,208	7,382	4,211	4,382
Total Expenses	1,265,761	423,207	1,008,187	316,927	238,320
Expense offset	(341,298)	(101,166)	(131,561)	(12,335)	(11,133)
Expenses (reimbursed)/recouped	(51,712)	(44,599)	(25,796)	(112,644)	(71,475)
Net Expenses	872,751	277,442	850,830	191,948	155,712
NET INVESTMENT INCOME (LOSS)	(548,233)	(208,527)	97,437	363,112	26,492
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain from:
Securities	(2,416,911)	3,800,670	8,644,160	1,535,914	1,661,538
Foreign currency transactions	—	—	—	—	—
Net realized gain (loss)	(2,416,911)	3,800,670	8,644,160	1,535,914	1,661,538
Change in unrealized appreciation (depreciation) of:
Investments	(3,296,868)	(4,281,928)	(1,752,501)	542,896	(1,198,653)
Other assets and liabilities denominated in foreign currencies	—	—	—	—	—
Net unrealized appreciation (depreciation)	(3,296,868)	(4,281,928)	(1,752,501)	542,896	(1,198,653)
NET GAIN (LOSS) ON INVESTMENTS	(5,713,779)	(481,258)	6,891,659	2,078,810	462,885
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,262,012)	$(689,785)	$6,989,096	$2,441,922	$489,377

* Foreign taxes withheld	$—	$—	$—	$—	$—

(1) Commenced operations on 5/27/04

See Accompanying Notes to Financial Statements.

U.S. Systematic		Global	International	International Growth	Emerging Markets	U.S. High Yield
SMID Growth	U.S. Convertible	Select	Growth	Opportunities	Opportunities (1)	Bond

$46,499	$528,768	$1,657,232	$1,639,377	$2,245,666	$183,515	$—
77	531,210	632	5,517	722	1,711	15,153,117
46,576	1,059,978	1,657,864	1,644,894	2,246,388	185,226	15,153,117

39,483	231,137	798,321	551,614	720,988	73,646	735,619
5,665	43,492	113,449	87,936	83,983	6,179	192,692
13,519	22,221	113,165	177,875	181,429	70,422	45,757
21,425	25,503	40,224	30,573	30,666	16,675	32,594
5,191	42,025	79,817	190,000	117,149	16,245	137,544
5,191	42,025	73,681	178,650	111,813	16,227	122,347
5,028	24,796	72,960	54,079	72,378	5,891	106,974
1,197	10,308	45,840	33,830	29,360	2,872	59,176
5,618	5,556	13,070	18,355	11,788	14,707	15,844
1,221	5,259	14,395	12,094	12,685	1,121	23,942
51	—	477	—	790	358	365
865	4,540	10,940	13,446	10,176	293	17,811
5,474	5,229	4,931	121	2,394	4,482	1,782
109,928	462,091	1,381,270	1,348,573	1,385,599	229,118	1,492,447
(7,064)	(72,722)	(239,427)	(343,987)	(313,768)	(4,654)	(61,435)
(34,982)	(33,451)	(10,398)	(487)	—	(86,501)	(350,921)
67,882	355,918	1,131,445	1,004,099	1,071,831	137,963	1,080,091
(21,306)	704,060	526,419	640,795	1,174,557	47,263	14,073,026

770,346	3,618,730	13,256,878	19,372,953	23,540,103	1,848,615	1,308,142
—	—	(205,549)	(635,955)	(213,506)	(25,034)	—
770,346	3,618,730	13,051,329	18,736,998	23,326,597	1,823,581	1,308,142

(600,304)	(3,078,628)	(1,035,331)	(10,082,696)	(7,598,206)	394,316	(5,352,084)

—	—	1,485	(18,067)	(33,771)	12,210	—
(600,304)	(3,078,628)	(1,033,846)	(10,100,763)	(7,631,977)	406,526	(5,352,084)
170,042	540,102	12,017,483	8,636,235	15,694,620	2,230,107	(4,043,942)

$148,736	$1,244,162	$12,543,902	$9,277,030	$16,869,177	$2,277,370	$10,029,084

$—	$—	$80,024	$177,403	$111,089	$20,389	$—

Statements of changes in net assets

Years ended march 31

	U.S. Mini Cap Growth		U.S. Emerging Growth
	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$(548,233)	$(831,019)	$(208,527)	$(456,250)
Net realized gain (loss)	(2,416,911)	37,785,454	3,800,670	10,945,194
Net unrealized appreciation (depreciation)	(3,296,868)	7,991,605	(4,281,928)	7,023,694
Net increase (decrease) in net assets from investment operations	(6,262,012)	44,946,040	(689,785)	17,512,638
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—	—	—
From net realized gains	(4,336,439)	—	—	—
Total distributions	(4,336,439)	—	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Class I	35,151,206	54,475,831	1,968,884	11,253,913
Class II	14,157,049	—	—	—
Class R	—	—	575,960	1,179,622
Distributions reinvested
Class I	3,478,525	—	—	—
Class II	770,144	—	—	—
Class R	—	—	—	—
Cost of shares redeemed
Class I	(27,283,804)	(66,169,978)	(21,275,687)	(32,008,789)
Class II	(104,807)	—	—	—
Class IV	—	—	—	—
Class R	—	—	(898,510)	(1,529,721)
Net assets received in conjunction with merger agreement
Class IV	—	—	—	—
Net increase (decrease) in net assets from share transactions	26,168,313	(11,694,147)	(19,629,353)	(21,104,975)
Net Increase (Decrease) in Net Assets	15,569,862	33,251,893	(20,319,138)	(3,592,337)
NET ASSETS
Beginning	68,876,491	35,624,598	36,042,800	39,635,137
Ending	$84,446,353	$68,876,491	$15,723,662	$36,042,800
Undistributed net investment income (loss), ending	$—	$—	$—	$—
CLASS I — CAPITAL SHARE ACTIVITY
Shares sold	2,477,916	5,105,054	209,252	1,534,091
Distributions reinvested	262,332	—	—	—
Shares redeemed	(2,031,573)	(5,202,821)	(2,315,669)	(4,012,939)
Net Class I Share Activity	708,675	(97,767)	(2,106,417)	(2,478,848)
CLASS II — CAPITAL SHARE ACTIVITY
Shares sold	1,133,021	—	—	—
Distributions reinvested	58,036	—	—	—
Shares redeemed	(7,758)	—	—	—
Net Class II Share Activity	1,183,299	—	—	—
CLASS III — CAPITAL SHARE ACTIVITY
Shares sold	—	—	—	—
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net Class III Share Activity	—	—	—	—
CLASS IV — CAPITAL SHARE ACTIVITY
Shares received in conjunction with merger agreement	—	—	—	—
Shares redeemed	—	—	—	—
Net Class IV Share Activity	—	—	—	—
CLASS R — CAPITAL SHARE ACTIVITY
Shares sold	—	—	61,609	139,728
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	(94,910)	(183,884)
Net Class R Share Activity	—	—	(33,301)	(44,156)

See Accompanying Notes to Financial Statements.

				U.S. Systematic
U.S. Small Cap Value		U.S. Large Cap Value		Large Cap Growth		U.S. Systematic SMID Growth
2005	2004	2005	2004	2005	2004	2005	2004

$97,437	$79,718	$363,112	$308,286	$26,492	$(63,463)	$(21,306)	$(1,283)
8,644,160	6,083,730	1,535,914	2,036,857	1,661,538	3,077,381	770,346	(4,225)
(1,752,501)	15,123,825	542,896	6,130,411	(1,198,653)	1,280,165	(600,304)	19,363
6,989,096	21,287,273	2,441,922	8,475,554	489,377	4,294,083	148,736	13,855

(54,300)	(58,291)	(308,287)	(518,008)	—	—	—	—
(8,482,337)	(1,558,819)	—	—	—	—	—	—
(8,536,637)	(1,617,110)	(308,287)	(518,008)	—	—	—	—

64,014,161	38,131,382	6,528,160	7,248,568	240,548	1,400,861	74,485	5,333,451
17,909,758	—	—	—	—	—	—	—
670,138	—	584,575	970,722	753,732	1,503,639	—	—

8,024,945	1,473,567	206,894	336,468	—	—	—	—
408,836	—	—	—	—	—	—	—
—	—	101,393	181,381	—	—	—	—

(50,897,777)	(4,463,749)	(3,793,816)	(28,279,823)	(3,102,539)	(18,861,142)	(241,493)	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(6,160,891)	—
(7,316)	—	(1,814,722)	(1,774,921)	(2,029,789)	(1,969,935)	—	—

—	—	—	—	—	—	7,666,060	—
40,122,745	35,141,200	1,812,484	(21,317,605)	(4,138,048)	(17,926,577)	1,338,161	5,333,451
38,575,204	54,811,363	3,946,119	(13,360,059)	(3,648,671)	(13,632,494)	1,486,897	5,347,306

65,791,264	10,979,901	21,048,487	34,408,546	13,747,061	27,379,555	5,347,306	—
$104,366,468	$65,791,264	$24,994,606	$21,048,487	$10,098,390	$13,747,061	$6,834,203	$5,347,306
$—	$55,186	$363,111	$308,286	$26,492	$—	$—	$—

3,657,363	2,859,617	257,276	316,713	15,848	97,300	7,357	540,645
464,406	93,264	7,961	15,061	—	—	—	—
(2,909,001)	(295,642)	(148,861)	(1,333,258)	(199,645)	(1,304,016)	(27,458)	—
1,212,768	2,657,239	116,376	(1,001,484)	(183,797)	(1,206,716)	(20,101)	540,645

993,783	—	—	—	—	—	—	—
23,686	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
1,017,469	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	690,636	—
—	—	—	—	—	—	(571,958)	—
—	—	—	—	—	—	118,678	—

38,257	—	23,362	44,394	50,204	104,959	—	—
—	—	3,912	8,137	—	—	—	—
(415)	—	(70,407)	(78,872)	(134,105)	(136,216)	—	—
37,842	—	(43,133)	(26,341)	(83,901)	(31,257)	—	—

	U.S. Convertible		Global Select
	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$704,060	$1,217,667	$526,419	$(51,745)
Net realized gain	3,618,730	4,847,891	13,051,329	21,638,336
Net unrealized appreciation (depreciation)	(3,078,628)	7,377,158	(1,033,846)	15,004,322
Net increase (decrease)in net assets from investment operations	1,244,162	13,442,716	12,543,902	36,590,913
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(802,756)	(1,328,041)	—	—
From net realized gains	(2,016,444)	—	(7,767,831)	—
Total distributions	(2,819,200)	(1,328,041)	(7,767,831)	—
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Class I	2,125,817	13,773,947	24,166,928	30,115,574
Class II	—	—	28,492,987	29,015,479
Class III	—	—	—	—
Class IV	—	—	—	—
Class R	—	—	—	—
Distributions reinvested
Class I	2,711,864	1,094,960	3,702,143	—
Class II	—	—	3,494,951	—
Class III	—	—	—	—
Class IV	—	—	—	—
Class R	—	—	—	—
Cost of shares redeemed
Class I	(17,968,407)	(21,782,247)	(42,957,378)	(51,140,124)
Class II	—	—	(156,677)	(213,688)
Class III	—	—	—	—
Class IV	—	—	—	—
Class R	—	—	—	—
Net assets received in conjunction with merger agreement
Class I	—	—	—	—
Class II	—	—	—	—
Net increase (decrease) in net assets from share transactions	(13,130,726)	(6,913,340)	16,742,954	7,777,241
Net Increase (Decrease) in Net Assets	(14,705,764)	5,201,335	21,519,025	44,368,154
NET ASSETS
Beginning	50,102,806	44,901,471	114,143,888	69,775,734
Ending	$35,397,042	$50,102,806	$135,662,913	$114,143,888
Undistributed net investment income (loss), ending	$150,974	$340	$180,559	$(140,311)
CLASS I — CAPITAL SHARE ACTIVITY
Shares sold	93,699	670,048	1,574,870	2,241,701
Distributions reinvested	120,111	52,280	233,721	—
Shares redeemed	(804,648)	(1,088,105)	(2,726,407)	(4,015,500)
Shares received in conjunction with merger agreement	—	—	—	—
Net Class I Share Activity	(590,838)	(365,777)	(917,816)	(1,773,799)
CLASS II — CAPITAL SHARE ACTIVITY
Shares sold	—	—	1,811,742	2,314,351
Distributions reinvested	—	—	220,641	—
Shares redeemed	—	—	(9,803)	(15,142)
Shares received in conjunction with merger agreement	—	—	—	—
Net Class II Share Activity	—	—	2,022,580	2,299,209
CLASS III — CAPITAL SHARE ACTIVITY
Shares sold	—	—	—	—
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net Class III Share Activity	—	—	—	—
CLASS IV — CAPITAL SHARE ACTIVITY
Shares sold	—	—	—	—
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net Class IV Share Activity	—	—	—	—
CLASS R — CAPITAL SHARE ACTIVITY
Shares sold	—	—	—	—
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net Class R Share Activity	—	—	—	—

(1) Commenced operations on 5/27/04

See Accompanying Notes to Financial Statements.

				Emerging
				Markets
International Growth		International Growth Opportunities		Opportunities(1)	U.S. High Yield Bond
2005	2004	2005	2004	2005	2005	2004

$640,795	$1,027,876	$1,174,557	$677,805	$47,263	$14,073,026	$13,227,071
18,736,998	23,403,242	23,326,597	18,676,597	1,823,581	1,308,142	5,562,753
(10,100,763)	22,572,455	(7,631,977)	27,083,117	406,526	(5,352,084)	5,159,984
9,277,030	47,003,573	16,869,177	46,437,519	2,277,370	10,029,084	23,949,808

(327,979)	(484,596)	(378,002)	—	(10,112)	(14,966,784)	(13,664,562)
(2,360,474)	—	—	—	—	(83,400)	—
(2,688,453)	(484,596)	(378,002)	—	(10,112)	(15,050,184)	(13,664,562)

6,031,712	25,196,139	11,251,408	24,025,571	8,419,651	79,787,315	30,593,692
—	34,143,763	26,839	47,089,441	21,697	20,007,367	70,435,949
—	36,914,124	—	—	—	—	—
—	19,914,459	—	—	—	—	—
431,257	1,493,312	—	—	—	—	—
991,479	102,636	122,273	—	10,106	11,194,655	8,139,916
—	145,987	241,302	—	—	24,462	2,972,685
995,381	152,119	—	—	—	—	—
658,803	81,263	—	—	—	—	—
39,004	2,197	—	—	—	—	—
(19,994,044)	(87,368,940)	(18,459,658)	(68,433,518)	(465,382)	(57,720,694)	(65,318,322)
(15,355,579)	(25,552,940)	(33,387,515)	(60,135)	—	(44,946,652)	(6,230,020)
—	(7,096,631)	—	—	—	—	—
(34,895)	(42,831)	—	—	—	—	—
(7,774,143)	(3,483,853)	—	—	—	—	—
—	—	—	—	16,335,599	—	—
—	—	—	—	9,039,571	—	—
(34,011,025)	(5,399,196)	(40,205,351)	2,621,359	33,361,242	8,346,453	40,593,900
(27,422,448)	41,119,781	(23,714,176)	49,058,878	35,628,500	3,325,353	50,879,146

136,993,242	95,873,461	114,409,690	65,350,812	—	171,061,287	120,182,141
$109,570,794	$136,993,242	$90,695,514	$114,409,690	$35,628,500	$174,386,640	$171,061,287
$(263,355)	$(16,421)	$827,487	$244,443	$(380)	$—	$144,172

309,079	1,541,651	362,089	1,090,972	836,364	7,724,084	3,014,621
50,049	6,030	3,766	—	801	1,093,440	795,718
(1,031,238)	(5,715,622)	(616,612)	(3,013,366)	(37,075)	(5,581,872)	(6,392,009)
—	—	—	—	1,301,633	—	—
(672,110)	(4,167,941)	(250,757)	(1,922,394)	2,101,723	3,235,652	(2,581,670)

—	2,225,984	898	2,051,592	1,731	1,927,496	6,980,951
—	8,587	7,429	—	—	2,379	288,626
(825,784)	(1,408,787)	(1,051,601)	(2,321)	—	(4,345,722)	(591,889)
—	—	—	—	720,374	—	—
(825,784)	825,784	(1,043,274)	2,049,271	722,105	(2,415,847)	6,677,688

—	2,315,001	—	—	—	—	—
50,425	8,943	—	—	—	—	—
—	(395,136)	—	—	—	—	—
50,425	1,928,808	—	—	—	—	—

—	1,238,937	—	—	—	—	—
33,340	4,777	—	—	—	—	—
(1,793)	(2,515)	—	—	—	—	—
31,547	1,241,199	—	—	—	—	—

22,903	90,775	—	—	—	—	—
1,994	130	—	—	—	—	—
(426,253)	(219,722)	—	—	—	—	—
(401,356)	(128,817)	—	—	—	—	—

Nicholas-Applegate Institutional Funds

Notes to Financial Statements

Note A —Organization

Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the “Trust”) is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of twelve separate portfolios (collectively the “Funds” and each a “Fund”). Each Fund’s investment objectives, strategies and risks are discussed in the Funds’ current prospectuses. All of the Funds have issued Class I shares (“Class I”), six Funds have issued Class II shares (“Class II”), one Fund has issued Class III shares (“Class III”), two Funds have issued Class IV shares (“Class IV”) and five Funds have issued Retirement shares (“Class R”). No shares have a sales charge. Class R has a distribution fee. All Funds have a shareholder services fee. The Funds offering Class I, Class II, Class III and Class IV shares are covered in this report.

On March 4, 2005 the U.S. Systematic SMID Growth Fund (“the SMID Fund”) acquired all the assets and assumed all the liabilities of the U.S. Systematic Mid Cap Growth Fund. Pursuant to the terms of the agreement governing the acquisition, the U.S. Systematic Mid Cap Growth Fund shareholders became entitled to receive an equivalent dollar amount of full and fractional shares of common stock of the SMID Fund. Based on the net asset values of the U.S. Systematic Mid Cap Growth Fund as of March 4, 2005 ($5.25), the conversion ratio was 0.4730 shares of the SMID Fund for each share of U.S. Systematic Mid Cap Growth Fund Class IV. Based upon the opinion of SMID Fund counsel, the reorganization qualified as tax-free for Federal income tax purposes, with no gain or loss recognized to the Funds or their shareholders. The U.S. Systematic Mid Cap Growth Fund net assets, including unrealized appreciation of $1,024,573 were combined with the SMID Fund for total net assets after the acquisition of $13,445,710.

On March 24, 2005 the Emerging Markets Opportunities Fund (“the EMO Fund”) acquired all the assets and assumed all the liabilities of the Emerging Countries Fund. Pursuant to the terms of the agreement governing the acquisition, the Emerging Countries Fund shareholders became entitled to receive an equivalent dollar amount of full and fractional shares of common stock of the EMO Fund. Based on the net asset values of the Emerging Countries Fund as of March 24, 2005 (Class I was $15.52 and Class II was $15.61), the conversion ratio for Class I was 1.2372 shares of the EMO Fund for each share of the Emerging Countries Fund Class I shares and the conversion ratio for Class II was 1.2438 shares of the EMO Fund for each share of the Emerging Countries Fund Class II shares. Based upon the opinion of Fund counsel, the reorganization qualified as tax-free for Federal income tax purposes, with no gain or loss recognized to the Funds or their shareholders. The Emerging Countries Fund net assets, including unrealized appreciation of $7,033,142 were combined with the EMO Fund for total net assets after the acquisition of $35,868,367.

On April 19, 2004 the name of the following Fund was changed to more accurately reflect its investment policies.

Old	New
U.S. Large Cap Select Growth	U.S. Systematic Large Cap Growth

Note B —Significant Accounting Policies

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

Security Valuations

Equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany.

The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bids and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser’s portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation.

Security Transactions and Investment Income

Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

Non-U.S. Currency Transactions

At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds’ management strategy. There were no such forward non-U.S. currency contracts at March 31, 2005.

Futures Contracts

Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts throughout the year.

Options Contracts

The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Securities Lending

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund’s total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, loose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The value of securities on loan and the related collateral at the period ended March 31, 2005 were:

Fund	Value	Collateral
U.S. Mini Cap Growth	$20,259,214	$20,861,800
U.S. Emerging Growth	2,284,894	2,346,125
U.S. Small Cap Value	3,110,088	3,218,000
U.S. Systematic SMID Growth	108,051	110,450
U.S. Convertible	1,537,168	1,572,025
Global Select	7,718,864	8,090,290
International Growth	9,978,756	10,497,014
International Growth Opportunities	18,404,452	19,507,989
Emerging Markets Opportunities	247,564	278,325

Credit Facility

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in January 2006. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended March 31, 2005, the Funds did not borrow against the line of credit.

Commitments and Contingencies

The Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

Fund Expenses and Multi-Class Allocations

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

Many of the brokers with whom the Investment Adviser places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. In addition, through arrangements with the Funds’ custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds expenses. During the period, the credits used to reduce the Funds expenses were:

	Credit	Direct	Security
	Interest	Brokerage	Lending
Fund	Offset	Offset	Offset
U.S. Mini Cap Growth	13,883	205,190	122,225
U.S. Emerging Growth	6,152	39,090	55,924
U.S. Small Cap Value	73,228	38,291	20,042
U.S. Large Cap Value	7,345	4,990	—
U.S. Systematic Large Cap Growth	806	9,770	557
U.S. Systematic SMID Growth	1,674	5,390	—
U.S. Convertible	14,635	165	57,922
Global Select	21,021	170,785	47,621
International Growth	20,288	220,985	102,714
International Growth Opportunities	19,712	150,855	143,201
Emerging Markets Opportunities	1,024	3,630	—
U.S. High Yield Bond	61,435	—	—

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Note C —Federal Income Taxes

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds’ tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

Distributions to Shareholders

The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds’ capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

The tax characters of distributions paid during the fiscal year ended March 31, 2005 were as follows:

	Distribution paid from:
		Net	Total		Total
	Ordinary	long term	taxable	Tax return	distributions
Fund	Income	capital gain	distributions	of capital	paid (1)
U.S. Mini Cap Growth	1,735,886	2,600,553	4,336,439	—	4,336,439
U.S. Emerging Growth	—	—	—	—	—
U.S. Small Cap Value	4,987,214	3,549,423	8,536,637	—	8,536,637
U.S. Large Cap Value	308,287	—	308,287	—	308,287
U.S. Systematic Large Cap Growth	—	—	—	—	—
U.S. Systematic SMID Growth	—	—	—	—	—
U.S. Convertible	2,819,200	—	2,819,200	—	2,819,200
Global Select	4,719,987	3,047,844	7,767,831	—	7,767,831
International Growth	327,979	2,360,474	2,688,453	—	2,688,453
International Growth Opportunities	378,002	—	378,002	—	378,002
Emerging Markets Opportunities	10,112	—	10,112	—	10,112
U.S. High Yield Bond	14,966,784	83,400	15,050,184	—	15,050,184

The tax characters of distributions paid during the fiscal year ended March 31, 2004 were as follows:

	Distribution paid from:
		Net	Total		Total
	Ordinary	long term	taxable	Tax return	distributions
Fund	Income	capital gain	distributions	of capital	paid (1)
U.S. Small Cap Value	1,430,416	186,694	1,617,110	—	1,617,110
U.S. Large Cap Value	518,008	—	518,008	—	518,008
U.S. Convertible	1,328,041	—	1,328,041	—	1,328,041
International Growth	484,596	—	484,596	—	484,596
U.S. High Yield Bond	13,664,562	—	13,664,562	—	13,664,562

As of March 31, 2005 the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Components of accumulated earnings/(deficit):
	Undistributed		Undistributed		Accumulated	Unrealized	Total
	ordinary	Distribution	long-term	Accumulated	capital and	appreciation/	accumulated
Fund	income	Payable	capital gains	earnings	other losses	(depreciation)	earning/(deficit)
U.S. Mini Cap Growth	—	—	—	—	(3,188,791)(2)	6,335,512(3)	3,146,721
U.S. Emerging Growth	—	—	—	—	(11,033,225)(2)	2,204,867(3)	(8,828,358)
U.S. Small Cap Value	748,070	—	1,833,838	2,581,908	—	13,199,322(5)	15,781,230
U.S. Large Cap Value	363,111	—	—	363,111	(5,910,341)(2)	4,420,331(3)	(1,126,899)
U.S. Systematic Large Cap Growth	26,492	—	—	26,492	(9,749,949)(2)	620,626(3)	(9,102,831)
U.S. Systematic SMID Growth	467,012	—	263,933	730,945	(3,035,400)(2)	(646,971)(3)	(2,951,426)
U.S. Convertible	151,299	(325)	1,660,235	1,811,209	(10,853,252)(2)	5,172,743(3)	(3,869,300)
Global Select	4,352,370	—	5,645,501	9,997,871	(10,170,086)(2)	15,651,786(4)	15,479,571
International Growth	7,292,666	—	7,788,127	15,080,793	(24,887,165)(2)	11,052,061(3)	1,245,689
International Growth Opportunities	909,436	—	—	909,436	(59,706,994)(2)	18,815,226(4)	(39,982,332)

Emerging Markets Opportunities	20,634	—	—	20,634	(21,864,670)(2)	7,217,876(3)	(14,626,160)
U.S. High Yield Bond	—	—	—	—	(5,212,910)(2)	2,824,854(3)	(2,388,056)

(1) Total distributions paid differ from the Statement of Changes in Net Assets because for the tax purposes dividends are recognized when actually paid.

(2) The following Funds had net capital loss carryforwards of approximately:

	Net
	Capital Loss		Post October
	CarryForward		Losses
	(in 000’s)	Expiration	(in 000’s)
U.S. Mini Cap Growth	$3,189	March 31, 2013	$—
U.S. Emerging Growth	1,030	March 31, 2011	—
	10,003	March 31, 2010	—
U.S. Large Cap Value	5,910	March 31, 2011	—
U.S. Systematic Large Cap Growth	321	March 31. 2012	81
	2,665	March 31, 2011	—
	6,683	March 31, 2010	—
U.S. Systematic SMID Growth	506	March 31, 2010	—
	2,530	March 31, 2009	—
U.S. Convertible	6,792	March 31, 2011	—
	4,061	March 31, 2010	—
Global Select	4,730	March 31, 2010	—
	3,819	March 31, 2009	—
	1,621	March 31, 2008	—
International Growth	10,739	March 31, 2011	263
	13,885	March 31, 2010	—
International Growth Opportunities	25,562	March 31, 2011	—
	34,145	March 31, 2010	—
Emerging Markets Opportunities	3,947	March 31, 2010	21
	3,947	March 31, 2009	—
	13,949	March 31, 2008	—
U.S. High Yield Bond	2,948	March 31, 2011	—
	2,265	March 31, 2010	—

To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The availability of loss carryforwards to any future years may be substantially limited a result of past or future ownership changes as determined under Internal Revenue Code Section 382.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended March 31, 2005, the Fund deferred to April 1, 2005, post October capital and currency losses.

(3) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(4) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and mark to market on PFICs.

(5) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and REIT adjustments.

Note D —Transactions With Affiliates

The Investment Adviser receives the following annual fees payable monthly based on the average daily net assets of each Fund.

Advisory
Fund	Fee
U.S. Mini Cap Growth	1.00%
U.S. Emerging Growth	0.75%
U.S. Small Cap Value	0.75%
U.S. Large Cap Value	0.45%
U.S. Systematic Large Cap Growth	0.45%
U.S. Systematic SMID Growth	0.70%
U.S. Convertible	0.55%
Global Select	0.65%
International Growth	0.50%
International Growth Opportunities	0.70%
Emerging Markets Opportunities	0.90%
U.S. High Yield Bond	0.40%

Pursuant to the Administrative Services agreement the Investment Adviser provides operational support services to the Funds and receives the following annual fees payable monthly based on average daily net assets of each Fund.

		Administrative Services Fee
Fund	Class I	Class II	Class III	Class IV
U.S. Mini Cap Growth	0.12%	0.05%	—	—
U.S. Emerging Growth	0.12%	—	—	—
U.S. Small Cap Value	0.12%	0.07%	—	—
U.S. Large Cap Value	0.12%	—	—	—
U.S. Systematic Large Cap Growth	0.15%	—	—	—
U.S. Systematic SMID Growth	0.10%	—	—	—
U.S. Convertible	0.10%	—	—	—
Global Select	0.07%	0.05%	—	—
International Growth	0.25%	—	0.12%	0.05%
International Growth Opportunities	0.15%	0.07%	—	—
Emerging Markets Opportunities	0.20%	0.12%	—	—
U.S. High Yield Bond	0.07%	0.05%	—	—

Pursuant to the Shareholder Services agreement the Investment Adviser provides account servicing to the Funds and receives the following annual fees payable monthly based on the average daily net assets of each Fund.

		Shareholder Services Fee
Fund	Class I	Class II	Class III	Class IV
U.S. Mini Cap Growth	0.13%	0.05%	—	—
U.S. Emerging Growth	0.13%	—	—	—
U.S. Small Cap Value	0.13%	0.08%	—	—
U.S. Large Cap Value	0.13%	—	—	—
U.S. Systematic Large Cap Growth	0.15%	—	—	—
U.S. Systematic SMID Growth	0.10%	—	—	—
U.S. Convertible	0.10%	—	—	—
Global Select	0.08%	0.05%	—	—
International Growth	0.25%	—	0.13%	0.05%
International Growth Opportunities	0.15%	0.08%	—	—
Emerging Markets Opportunities	0.20%	0.13%	—	—
U.S. High Yield Bond	0.08%	0.05%	—	—

The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Funds so that total operating expenses are limited to certain levels through March 31, 2006. The Investment Adviser will recover expense reimbursements paid to the Funds to the extent of the difference between the Funds’ actual expenses (exclusive of taxes, interest, brokerage and the expenses incurred from the operation of the Mauritius Company) when they fall below the limit in the year such reimbursement is paid.

The Funds reduce expenses by offsets to custodial and other fees based upon the amount of securities lent to third parties, brokerage commissions recaptured and cash maintained with its custodian. These offset arrangements will have no effect on the amount of fees that the Investment Adviser must waive or expenses that it must otherwise reimburse under the Expense Limitation Agreement.

The following table presents expense limitations for the Funds for the period ended March 31, 2005.

	Class I	Class II	Class III	Class IV
	4/1/04 to	4/1/04 to	4/1/04 to	4/1/04 to
Fund	3/31/05	3/31/05	3/31/05	3/31/05
U.S. Mini Cap Growth	1.56%	1.31%	—	—
U.S. Emerging Growth	1.48%	—	—	—
U.S. Small Cap Value	1.30%	1.20%	—	—
U.S. Large Cap Value	0.81%	—	—	—
U.S. Systematic Large Cap Growth	1.12%	—	—	—
U.S. Systematic SMID Growth	1.33%	—	—	1.13%
U.S. Convertible	1.02%	—	—	—
Global Select	1.16%	1.11%	—	—
International Growth	1.41%	—	1.16%	1.01%
International Growth Opportunities	1.56%	1.41%	—	—
Emerging Market Opportunities#	1.65%	1.50%	—	—
U.S. High Yield Bond	0.63%	0.58%	—	—

# At 3/24/05, the expense cap changed to 1.65% from 1.75% in Class I and to 1.50% from 1.60% in Class II.

Trustee Compensation

Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,000 each from the Trust.

Allianz Dresdner Daily Asset Fund

The Funds may invest securities lending collateral in affiliated Allianz Dresdner Daily Asset Fund. The Allianz Dresdner Daily Asset Fund is an investment company managed by Drezdner Advisor, LLC, an affiliate of Nicholas-Applegate Capital Management.

Broker Commission

Certain of the Funds placed a portion of their portfolio transactions with the brokers Kleinworth Benson and Dresdner Kleinwort Wasserstein, each of which are affiliates of the investment adviser and the Trust.

Note E — Investment Transactions

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended March 31, 2005 to indicate the volume of transactions in each Fund. The tax cost of securities held at March 31, 2005, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

						Net
				Gross	Gross	Unrealized
				Unrealized	Unrealized	Appreciation
	Purchases	Sales	Tax Cost	Appreciation	Depreciation	(Depreciation)
Fund	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)
U.S. Mini Cap Growth	$211,087	$204,815	$98,920	$10,258	$(3,923)	$6,335
U.S. Emerging Growth	35,505	55,588	15,611	2,723	(518)	2,205
U.S. Small Cap Value	78,717	52,659	94,391	15,374	(2,212)	13,162
U.S. Large Cap Value	10,886	9,186	20,416	4,702	(282)	4,420
U.S. Systematic Large Cap Growth	24,709	28,789	9,464	1,061	(441)	620
U.S. Systematic SMID Growth	9,330	15,042	6,537	710	(332)	378
U.S. Convertible	41,820	54,331	33,978	5,553	(381)	5,172
Global Select	209,041	200,946	127,173	18,900	(3,247)	15,653
International Growth	219,921	255,332	108,913	12,497	(1,446)	11,051
International Growth Opportunities	110,993	148,192	94,535	20,069	(1,274)	18,795
Emerging Markets Opportunities	21,446	7,241	28,232	8,048	(844)	7,204
U.S. High Yield Bond	288,783	215,491	172,109	4,686	(1,861)	2,825

Gains and losses resulting from the redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the period, the Emerging Markets Opportunities Fund had a redemption-in-kind valued at $70,393,275.

Note F —FINANCIAL INSTRUMENTS

During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds’ involvement in such contracts.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nicholas-Applegate Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios comprising the Nicholas-Applegate Institutional Funds (collectively, the “Funds”) at March 31, 2005, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and each of their financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for years ended March 31, 2002 and 2001 were audited by other independent accountants whose report dated May 1, 2002 expressed an unqualified opinion on those financial highlights.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Los Angeles, California

May 25, 2005

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

SUPPLEMENTARY INFORMATION — (UNAUDITED)

ADDITIONAL FEDERAL TAX INFORMATIONS (unaudited)

The Funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each Fund will be reported to shareholders on the 2005 Form 1099-DIV.

The amounts which represent income derived from sources within, and taxes paid to non-U.S. countries or possessions of the United States are as follows:

	Foreign
Fund	Source Income	FTC Total:
International Growth	$1,797,390	$173,830
International Growth Opportunities	2,352,746	107,880
Emerging Markets Opportunities	213,861	21,995

The percentage of ordinary dividends paid by the Funds during the year ended March 31, 2005, which qualify for the Dividends Received Deduction available to corporate shareholders was:

Fund	Percentage:
U.S. Mini Cap Growth	16.95%
U.S. Small Cap Value	14.04
U.S. Large Cap Value	100.00
U.S. Convertible	17.72
Global Select	17.35
International Growth Opportunities	2.87

The Funds hereby designate the following approximate amounts as capital gains distributions for the purpose of the Dividends Paid Deduction:

Fund	Amounts:
U.S. Mini Cap Growth	$2,600,553
U.S. Small Cap Value	3,549,423
Global Select	3,047,844
International Growth	2,360,474
U.S. High Yield Bond	83,400

QUARTERLY FILING (unaudited)

The Funds provide a complete list of their holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds’ semiannual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Funds’ Form N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

TRUSTEE APPROVAL OF MANAGEMENT FEE (unaudited)

Based upon the recommendation of the Contract Committee of the Board of Trustees, a Committee comprised of all of the independent Trustees, the Trustees unanimously approved the continuance of the Investment Advisory Agreement between the Funds and Nicholas-Applegate at a meeting held November 11, 2004.

In approving the Investment Advisory Agreement, the Trustees, through its Contract Committee, evaluated a comprehensive package of materials, including performance and expense data for other funds with similar investment objectives/policies that had been provided by an independent organization. Prior to making its recommendation, the Contract Committee reviewed the proposed continuance of the Investment Advisory Agreement with representatives of Nicholas-Applegate and with independent legal counsel who prepared a legal memorandum outlining the legal guidelines for review of the Investment Advisory Agreement. Members of the Contract Committee also met privately with independent legal counsel to discuss the factors they felt were relevant. The factors included:

1. comparative performance data for each of the Funds and other funds with similar investment objectives/policies and to a relevant index;

2. payments received by Nicholas-Applegate; and costs incurred by Nicholas-Applegate and their profit margins in connection with its relationship to the Funds;

3. comparative fee and expense data for each of the Funds and other funds with similar investment objectives/policies;

4. Implementation of Nicholas-Applegate’s compliance policies and practices including policies and practices regarding allocation of portfolio transactions, best price and execution of portfolio transactions, and soft dollar arrangements;

5. portfolio turnover rates;

6. fall-out benefits, such as research received pursuant to Section 28(e) of the Securities Exchange Act of 1934;

7. fees that Nicholas-Applegate charges its other clients with similar investment objectives/policies;

8. experience and qualifications of each of the members of the portfolio management teams;

The Contract Committee also considered the nature and quality of the services provided by Nicholas-Applegate, their confidence in Nicholas-Applegate’s integrity and competence, and Nicholas-Applegate’s responsiveness to questions and issues raised by the Trustees, including its willingness to consider and implement changes designed to improve investment and operational results.

In their deliberations, the Contract Committee did not identify any particular information that was controlling, and each member of the Contract Committee may have attributed different weights to the various factors.

The Contract Committee noted that some of the Funds appeared to be too small for optimum portfolio management. The Trustees considered it important that the adviser put additional effort and resources to enhance size of the Funds.

The Contract Committee determined that the fees of the Investment Advisory Agreement between each of the Funds and Nicholas-Applegate were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Contract Committee considered relevant in the exercise of their reasonable judgment.

The Contract Committee also separately discussed the material factors and conclusions that formed the basis for the Contract Committee to recommend to the Board of Trustees approval of the Investment Advisory Agreement for each of the Funds.

Nature, extent and quality of the services provided by Nicholas-Applegate

The Contract Committee noted that Nicholas-Applegate manages the portfolios of each of the Funds under the direction of the Board of Trustees. Nicholas-Applegate manages each Fund consistent with each Fund’s objectives and policies. Nicholas-Applegate provides each Fund with office space and such other services and personnel as are necessary for its operations.

The Contract Committee considered the scope and quality of services provided by Nicholas-Applegate under the Investment Advisory Agreement. The Contract Committee considered the quality of the investment research capabilities of Nicholas-Applegate and the other resources that it has dedicated to performing services for the Funds. Although the Contract Committee noted that investment performance in 5 of the Funds fell below expectations in terms of both performance and expenses, following a report by Nicholas-Applegate’s Chief Investment Officer on changes being implemented to improve performance, the Committee expressed confidence in Nicholas-Applegate and the portfolio management teams. Accordingly, the Contract Committee concluded that, overall, it was satisfied with the efforts being made by Nicholas-Applegate to maintain and enhance the nature, extent and quality of services provided to each of the Funds.

Cost of Services

The Contract Committee noted the Funds’ assets had decreased over time, resulting in lower revenues to Nicholas-Applegate. With this factor combined with an increase in expenses necessary to expand the quality of investment personnel, respond to regulatory change, and retain key personnel, Nicholas-Applegate’s profitability from its arrangements with the Funds has declined over time and is expected to continue to decline until assets increase. In these circumstances, “profitability” was considered but not given significant weight by the Contract Committee.

Economies of Scale

The Contract Committee noted that the investment advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. However, the Contract Committee did note that overall fees paid to Nicholas-Applegate (investment advisory, administration, and shareholder service) contain the functional equivalent of breakpoints through four to five different share classes that reduce the fees paid to Nicholas-Applegate based on the asset level of the account. The Contract Committee recognized that the existing fee structure is consistent with the institutional nature of the Funds and of Nicholas-Applegate’s business, which caters to large institutional investors (e.g. pension plans, endowments, public funds). Having taken these factors into consideration, the Contract Committee believed the Funds’ current multiple share class fee structure establishes a reasonable basis for realizing economies of scale for certain of the Funds’ expenses which may exist when account size increases. At current asset levels, the Contract Committee also noted that the Funds have not realized any economies of scale in respect to other fund expenses.

Investment Results, Fees and Expenses

The Contract Committee considered the investment result of each of the Funds as compared to investment companies with similar investment objectives and policies as determined by an independent organization and with a relevant securities index. In addition to the information received by the Contract Committee for their meeting, Nicholas-Applegate provides detailed performance information for each Fund at each regular meeting of the Board of Trustees during the year. At the meeting of the Contract Committee, the members reviewed information showing absolute and relative performance of each Fund over 1-year, 3-year, and 5-year periods.

The Contract Committee considered the investment advisory fee paid by each Fund. The Contract Committee recognized that it is difficult to make comparisons of investment advisory fees paid by others because there are variations in the services that are included in the fees paid by those funds.

The Contract Committee also considered the fees that Nicholas-Applegate charges other clients with similar investment objectives/policies. These included management fees and performance fees charged. Nicholas-Applegate acts as sub-adviser to several open-end and closed-end registered investment companies, non-US investment companies, and investment adviser for separately managed institutional investor accounts. For funds where Nicholas-Applegate acts as sub-adviser, the investment advisory fee for those funds is lower. For separately managed accounts where Nicholas-Applegate acts as investment adviser, the investment advisory fee is comparable and in some cases higher. Representatives of Nicholas-Applegate reviewed with the Contract Committee the significant differences in the scope of services provided and financial commitments and risks involved in managing the various types of accounts.

The Contract Committee also considered the total expense ratio for each Fund in comparison to its peer group.

U.S. Mini Cap Growth Fund. The Contract Committee reviewed the information showing performance of the Fund compared to its peer group and the Russell 2000 Growth Index. The comparative information showed the Fund had outperformed the Index for the 5-year period, and outperformed its peer group and Index for the 3-year period. Based on their review, the Contract Committee concluded the Fund’s relative performance over time had been satisfactory.

The Contract Committee also reviewed comparable fees and expenses. The peer group consisted of funds with net assets, on average, of $203 million compared with $76 million for the Fund. The information showed that the Fund’s investment advisory fee was identical to its peer group, its gross expenses were approximately the same, and its net expenses were slightly higher (5 basis points) than its peer group median. Nicholas-Applegate explained that gross expenses were comparable to the peer group but other advisers had waived and/or reimbursed more than Nicholas-Applegate. Nicholas-Applegate advised the Board that due to the loss of revenues, it was not in a position to offer waivers similar to the larger fund complexes. Based on this, the Board concluded the waiver was appropriate. The Contract Committee concluded that the Fund’s expense ratio was acceptable in light of the quality of services offered and other factors considered.

U.S. Emerging Growth Fund. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 2000 Growth Index. The comparative information showed the Fund had underperformed its peer group and Index for the 1-year, 3-year, and 5-year periods. The Contract Committee considered Nicholas-Applegate’s change in the portfolio management team’s approach to portfolio analysis whereby the portfolio management team is working with the risk management and quantative analytics team in the development of a quantitative screening tool to improve research and risk measurement abilities. Based on their review, the Contract Committee concluded that, although the Fund’s relative performance over time had compared unfavorably to its peers and Index, Nicholas-Applegate was addressing the Trustees concerns about investment performance and retained confidence in Nicholas-Applegate’s overall capabilities to manage the Fund.

The Contract Committee also reviewed comparable fees and expenses. The $43 million of assets for the Fund was equal to the average of its peer group. The information showed that the Fund’s investment advisory fee was less than the peer group median, gross expense ratio lower than the peer group average, and net expense ratio higher than the peer group median although it was not the highest one in the group. Nicholas-Applegate explained the gross expense ratio was very favorable to that of the peer group but the other advisers had waiver and/or reimbursed more than Nicholas-Applegate. The Contract Committee concluded that the Fund’s expense ratio was acceptable in light of quality of services and other factors considered.

U.S. Small Cap Value Fund. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 2000 Value Index. The comparative information showed the Fund had substantially outperformed both the peer group and the Index for the 1-year and 3-year periods. Based on their review, the Contract Committee concluded the Fund’s relative performance over time had been satisfactory.

The Contract Committee also reviewed comparable fees and expenses. The peer group consisted of funds with net assets, on average, of $130 million compared with $44 million for the Fund. The information showed that the Fund’s investment advisory fee about the same as its peer group median and its net and gross expense ratio was higher than its peer group median but it was not the highest in the group. Nicholas-Applegate explained that the Fund’s higher than average expense ratio was a product of its lower than average net asset base and that it expected the expense ratio to decrease as assets increased. The Contract Committee expressed the need to focus on distribution efforts and Nicholas-Applegate expressed optimism concerning its efforts to distribute shares of the Fund. The Contract Committee concluded that the expense ratio was acceptable in light of the quality of services offered and other factors considered. It also concluded that the expense ratio would decrease as assets in the Fund increased.

U.S. Large Cap Value Fund. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 1000 Value Index. The comparative information showed the Fund was best in its peer group for 5-year performance and slightly below the peer group average for 1-year and 3-year periods. Based on their review, the Contract Committee concluded the Fund’s relative investment performance over time had been satisfactory. The Trustees voiced the expectation would take appropriate steps to enhance future performance over its 1 and 3-year performance.

The Contract Committee also reviewed comparable fees and expenses. The peer group consisted of funds with net assets, on average, of $36 million compared with $24 million for the Fund. The information showed that the Fund’s investment advisory fee was lower than its peer group and its net expense ratio was slightly lower (3 basis points) to its peer group median.

U.S. Systematic Large Cap Growth Fund. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 1000 Growth Index. The comparative information showed the Fund had underperformed its peer group and Index for the 1-year, 3-year, and 5-year periods. In early 2004, Nicholas-Applegate changed portfolio manager teams from one focusing on a traditional approach to one that followed a quantitative approach that relied on analytical investment models prepared by the team. Since that time, the Fund had outperformed the Index. The Contract Committee considered Nicholas-Applegate’s change in the Fund’s portfolio management team and the relative performance of the Fund since the change. Based on their review, the Contract Committee concluded that, although the Fund’s relative performance over time had compared unfavorably to its peers and Index, Nicholas-Applegate was addressing the Trustees concerns about investment performance and retained confidence in Nicholas-Applegate’s overall capabilities to manage the Fund.

The Contract Committee also reviewed comparable fees and expenses. The peer group consisted of funds with net assets, on average, of $21 million compared with $24 million for the Fund. The information showed that the Fund’s investment advisory fee was below the peer group median, gross expenses were below the peer group median, and net expenses were higher (9 basis points) than the peer group median. Nicholas-Applegate explained that the Fund’s gross expense ratio was favorable to that of the peer group but other advisers had waived and/or reimbursed more than Nicholas-Applegate. The Contract Committee concluded that the Fund’s expense ratio was acceptable in light of the quality of services and other factors considered.

U.S. Systematic SMID Growth Fund. The Fund had been in operation less than one-year at the date of the Contract Committee meeting so there was no performance information. However, the Contract Committee reviewed comparative expense ratio information. The comparative information showed that the Fund had a lower investment advisory fee than its peers but had higher overall net expenses. The Contract Committee considered the Fund’s average assets of approximately $3.6 million compared to the peer group average of approximately $47.3 million. Based on their review, the Contract Committee concluded that, although the Fund’s net expense ratio exceeded the peer group average, expenses would decrease to more favorable levels as assets increased.

U.S. Convertible Fund. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Merrill Lynch All Convertible All Qualities Index. The comparative information showed that the Fund had outperformed its peer group and Index for the 1-year period. Based on their review, the Contract Committee concluded that, although the Fund’s relative performance for the 3-year and 5-year periods had compared not as favorably as the 1-year, Nicholas-Applegate was improving Fund investment performance and retained confidence in Nicholas-Applegate’s overall capabilities to manage the Fund.

The Contract Committee also reviewed comparable fees and expenses. The peer group consisted of funds with net assets, on average, of $385 million compared with $47 million for the Fund. The information showed that the Fund’s investment advisory fee was in line with the peer group’s median but had higher overall total expenses. The Contract Committee considered the Fund’s smaller average asset size compared to a much larger peer group. Based on their review, the Contract Committee concluded that, although the Fund’s net expense ratio exceeded that of the peer group, the Contract Committee concluded the expense ratio was reasonable in light of the size of the Fund, quality of services, and other factors considered.

Global Select Fund. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the MSCI EAFE Index. The comparative information showed the Fund had outperformed both the Index and its peers for the 3-year, and 5-year periods, and its peers for the 1-year period. Based on this review, the Contract Committee concluded the Fund’s relative investment performance over time had been satisfactory.

The Contract Committee also reviewed comparable fees and expenses. The peer group consisted of funds with net assets, on average, of $119 million compared to $100 million for the Fund. The information showed that the Fund’s investment advisory fee and net expense ratio was better than its peer group median and average.

International Growth Fund. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the MSCI EAFE Index. The comparative information showed the Fund had underperformed the Index and its peer group for the 1-year, 3-year, and 5-year periods. The Contract Committee considered the change in Lead Portfolio Managers, the addition of two new analysts, and enhancement of its investment process. Based on their review, the Contract Committee concluded that, although the Fund’s relative investment performance over time had compared unfavorably to its peers and Index, Nicholas-Applegate was addressing the Trustee’s concerns about investment performance and retained confidence in Nicholas-Applegate’s overall capabilities to manage the Fund.

The Contract Committee also reviewed comparable fees and expenses. The peer group consisted of funds with net assets, on average, of $175 million compared to $153 million for the Fund. The information showed that the Fund’s investment advisory fee was lower than its peer group and its net expense ratio was higher than the peer group average although it was not the highest in the group. Nicholas-Applegate explained that the Fund’s gross expense ratio was comparable to the peer group average but other advisers had elected to waive and/or reimburse more than Nicholas-Applegate. The Contract Committee concluded that that the Fund’s expense ratio was acceptable in light of the quality of services offered and other factors considered. In view of Nicholas-Applegate’s declining revenues from the Funds’ operations, the Trustees concluded that Nicholas-Applegate’s waiver was appropriate.

International Growth Opportunities Fund. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the MSCI EAFE Index. The comparative information showed that the Fund had outperformed the Index for the 1-year, 3-year, and 5-year periods, and its peer group for the 1-year period. Based on this review, the Contract Committee concluded the Fund’s relative investment performance over time had been satisfactory.

The Contract Committee also reviewed comparable fees and expenses. The peer group consisted of funds with net assets, on average, of $92 million compared to $100 million for the Fund. The information showed that the Fund’s investment advisory fee was lower than the median investment advisory fee in its peer group median and its net expense ratio was about equal to the peer group average and slightly higher than the median (6 basis points).

Emerging Markets Opportunities Fund. The Fund has been in operation less than 1-year and therefore no performance comparisons were available. However, the Contract Committee reviewed information showing the expense ratios of the Fund compared with its peers. The comparative information showed the Fund had a lower investment advisory fee and a lower net expense ratio than its peers. Based on their review, the Contract Committee concluded to approve the Investment Advisory Agreement.

U.S. High Yield Bond Fund. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Merrill Lynch High Yield Master II Index. The comparative information showed that the Fund had outperformed its peer group for the 5-year period. The Contract Committee considered the Fund’s relative performance for the 1-year and 3-year periods had been adversely affected by Nicholas-Applegate’s decision to avoid the risk of investing in distressed and lower rated high yield bonds (CCC or below). Based on their review, the Contract Committee concurred with Nicholas-Applegate strategic decision and retained confidence in Nicholas-Applegate’s overall capabilities to manage the Fund.

The Contract Committee also reviewed comparable fees and expenses. The peer group consisted of funds with net assets, on average, of $171 million compared to $174 million for the Fund. The information showed that the Fund’s investment advisory fee, gross expenses, and net expenses were below the peer group’s average.

PROXY VOTING (unaudited)

The Investment Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds’ securities were voted, please call the Funds at 1-800-551-8043 or visit the Funds’ website at www.nacm.com. You may also view how the Fund’s securities were voted by visiting the Securities & Exchange Commission’s website at www.sec.gov.

PROXY VOTING RESULTS (unaudited)

A meeting of the shareholders of the Nicholas-Applegate Institutional Funds (the “Trust”) was held at 600 W. Broadway, San Diego, CA, on February 24, 2005. Following are the voting results of the meeting.

Proposed Plan of Reorganization and Termination for the U.S. Systematic Mid Cap Growth Series of the Trust

RESOLVED that the Plan of Reorganization and Termination for the Fund is approved.

For	Against	Abstain
1,221,397.937	15,726.95	194.42

A meeting of the shareholders of the Nicholas-Applegate Institutional Funds (the “Trust”) was held at 600 W. Broadway, San Diego, CA, on March 24, 2005. Following are the voting results of the meeting.

Proposed Plan of Reorganization and Termination for the Emerging Countries Series of the Trust

RESOLVED that the Plan of Reorganization and Termination for the Fund is approved.

For	Against	Abstain
637,323.099	399,795.52	0

CORPORATE GOVERNANCE (unaudited)

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex
Name, Address (1)	Held with	Length of Time	Principal Occupation(s)	Overseen by	Other Directorships
and Age	Fund	Served (2)	During Past 5 Years	Trustee	Held by Trustee
Disinterested Trustees:
George F. Keane (76)	Chairman & Trustee	Since August 2004	President Emeritus and founding Chief Executive Officer, The Common Fund (1971-1993); and Endowment Advisors (1987-1999) (organizations that provide investment management programs for colleges and universities).	12
Director, Bramwell Funds (since 1994); Director, Longview Oil & Gas (since 2000); Director, Security Capital U.S. Real Estate (since 1997); Director, The Universal Bond Fund (since 1997); Director, Universal Stainless & Alloy Products Inc. (since 1994); Director, United Water Services and affiliated companies (1996-2000); Director, and former Chairman of the Board, Trigen Energy Corporation (1994-2000); Trustee, Nicholas-Applegate Mutual Funds (1994-1999).

Walter E. Auch (84)	Trustee	Since May 1999	Retired; prior thereto, Chairman and CEO of Chicago Board of Options Exchange (1979-1986); Senior Executive Vice President PaineWebber, Inc.	12
Trustee, LLBS Funds (since 1994 and Brinson Supplementary Trust (since 1997); Director, Thompson Asset Management Corp (1987-1999; Director, Smith Barney Trak Fund (since 1992) and Smith Barney Advisors (since 1992); Director, PIMCO Advisors L.P (since 1994); Director, Banyon Realty Trust (1988-2002), Banyon Mortgage Investment Fund (1989-2002) and Banyon Land Fund II (since 1988); Director, Express America Holdings Corp (1992-1999); Director, Legend Properties, Inc. (1987-1999); Director, Senele Group (since 1988); Director, Fort Dearborn Income Securities, Inc. (1987-1995); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Geotek Industries, Inc. (1987-1998).

Darlene DeRemer (49)	Trustee	Since May 1999
Partner, Grail Partners LLC, and Advisor Merchant Bank (since 2005) Managing Director, Putnam Lovell NBF Private Equity (2004-Feb 2005); Managing Director, NewRiver E-Business Advisory Services Division (2000-2003); Prior to, President and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (1987-2003); Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as State Street Global Advisers, (1982-1987); Vice President, T. Rowe Price & Associates (1979-1982); Member, Boston Club (since 1998); Member, Financial Women’s Association Advisory Board (since 1995); Founder, Mutual Fund Cafe Website.
				12
Trustee, Bramwell Funds (since 2003), Board of Directors Independent Directors Council (IDC) (since 2004); Founding Member and Director, National Defined Contribution Council (since 1997); Trustee, Boston Alzheimer’s Association (since 1998); Director, King’s Wood Montessori School (since 1995); Editorial Board, National Association of Variable Annuities (since 1997); Director, Nicholas- Applegate Strategic Opportunities, Ltd. (1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (1994-2000); Director, Nicholas-Applegate Southeast Asia Fund, Ltd. (since 2004).

Interested Trustees:
Horacio A. Valeiras (46)	President & Trustee	Since August 2004	Managing Director (since 2004) and Chief Investment Officer. Nicholas-Applegate Capital Management, Nicholas-Applegate Securities (since 2002); Managing Director of Morgan Stanley Investment Management, London (1997-2002); Head of International Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of Investment Strategies, Credit Suisse First Boston.	12	Trustee, The Bishops School (since 2002); Trustee, San Diego Rowing Club (since 2002).

Officers:
Charles H. Field, Jr. (49)	Secretary	Since May 2002	General Counsel, Chief Compliance Officer, Nicholas- Applegate Capital Management, LLC (since 2004); Deputy General Counsel (1996-2004).	12	NA

Thomas Muscarella (49)	Treasurer	Since May 2005	Director, Mutual Fund Operations, Nicholas-Applegate Capital Management LLC (since 1998)	12	NA

(1) Unless otherwise noted, the address of the Trustees and Officers is c/o: Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.

(2) Each Trustee serves for an indefinite term, until her or his successor is elected.#

TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

George F. Keane, Chairman

Walter E. Auch

Darlene T. DeRemer

Horacio A. Valeiras

OFFICERS

Horacio A. Valeiras, President

Charles H. Field, Jr., Secretary

Thomas Muscarella, Treasurer

INVESTMENT ADVISER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

Brown Brothers Harriman & Co., Private Bankers

TRANSFER AGENT

UMB Fund Services Group, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

[Logo NICHOLAS APPLEGATE INSTITUTIONAL FUNDS](Registered_Trademark)

INSTITUTIONAL FUNDS

600 West Broadway

San Diego, California 92101

800 - 551 - 8643

Nicholas-Applegate Securities, Distributor

ANN0305INST

[Logo NICHOLAS APPLEGATE INSTITUTIONAL FUNDS](Registered_Trademark)

Annual Report

Class R Shares

March 31, 2005

Letter to Shareholders

Dear Fellow Shareholder,

Equity markets around the world turned in solid performance between April 1, 2004 and March 31, 2005. While ending the fiscal year in positive territory, the markets lacked a clear direction. Stock prices ebbed and flowed as both positive and negative factors shaped the investment landscape.

In this annual report, we review the performance of the financial markets and your investments during the fiscal year. We also share our outlook for the months ahead.

In the United States, broad equity indexes rose modestly, including the S&P 500 Index, which gained 6.69%. At levels near 20%, year-over-year quarterly earnings growth reported by companies during the period was as consistently strong as it had been in decades. The economy grew at a steady pace, with GDP expanding 4.4% in 2004 — the fastest growth since 1999. However, reports on the health of the economy were mixed, causing investors to question its underlying strength. In addition, volatile oil prices, a pickup in inflation and rising interest rates weighed on market sentiment. The Federal Reserve began the process of normalizing monetary policy by increasing the target funds rate by 0.25% on seven separate occasions. Despite these increases, rates remained low by historical standards.

In developed markets overseas, the MSCI EAFE Index rose an impressive 15.49% in U.S. dollar terms. Returns were more subdued in local currencies, as the dollar fell over 4% against a basket of currencies. From a macroeconomic perspective, growth in many countries was uninspiring: GDP grew by 2.6% in Japan and by 2% in the twelve euro nations in 2004. However, strong corporate earnings helped stock prices advance. Profits were close to a 25-year high as a percentage of GDP in Japan and Europe, driven in large part by companies’ restructuring efforts.

Equities delivered the strongest gains in developing markets, with the MSCI Emerging Markets Index rising 17.02% (in U.S. dollars). Economies in emerging countries worldwide experienced rapid growth, fueled by strong global demand for oil and other commodities. The Commodity Research Bureau (CRB) Index rose 11.3% during the period. In addition, policy reforms and debt restructuring have made many countries — and companies — more capable of sustaining growth.

Against this backdrop, the majority of our funds produced increases and outpaced their benchmarks. For the full year, the U.S. Systematic Large Cap Growth Fund delivered the strongest relative performance. In managing the Fund, we leverage a proprietary stock selection model in conjunction with traditional, fundamental analysis and portfolio construction tools that control unintended risks.

Nicholas-Applegate continues to place strong emphasis on controlling unintended risks in all of our mutual funds. We are constantly engaged in developing and using new techniques that help us analyze the portfolios’ exposures. For example, we recently implemented new risk management software that provides us with a different way of looking at the country and regional allocations in non-U.S. portfolios.

We also continue to enhance our fundamental research process. During the period, we welcomed several highly qualified analysts to our U.S. and international investment teams. In addition, we’ve fine-tuned how the analysts research mid- and large-cap stocks by geographically broadening coverage by sector, where appropriate. For instance, we now have one analyst following the energy sector on a global basis, rather than one covering U.S. energy companies and another covering non-U.S energy companies. We continue to apply regional expertise to domestically focused industries, such as retail.

We believe this combination of sector and regional specialists provides us with the best perspective for identifying companies poised to outperform.

In the new world of Regulation Fair Disclosure (Reg. FD), having a well-resourced, well-organized investment team is more important than ever. Reg. FD, which was passed in October 2000, requires that all material information about a company be disseminated publicly. All investors have simultaneous access to the news, and therefore, a more level playing field on which to analyze companies. Reg. FD has made our jobs as research analysts more challenging because we must now piece together mosaics of information rather than receive material information directly from companies. At the same time, Reg. FD has opened up greater opportunity to firms that are able to meet the challenges of conducting rigorous research. Nicholas-Applegate is one of those firms.

Looking forward, we expect the choppy market conditions that investors experienced in 2004 and early 2005 to continue. Economic activity is robust in many parts of the world, but there are signs of weakness. Inflationary pressures and higher interest rates in the United States have the potential to slow consumer spending and dampen investor sentiment. Economic data for Japan continues to deteriorate, and growth in Continental Europe remains tepid. That said, healthy corporate profits and increased business spending in the United States and many other markets paves the way for continued stock price appreciation.

In this environment, we believe that companies that can deliver strong earnings growth should once again command a premium valuation relative to others. Value stocks continued to outpace growth stocks during the fiscal year, and the valuation difference between growth and value globally is at its lowest level since the early 1990s. We also think this kind of environment is ideal for stock selection, particularly for investing in companies where positive change is leading to increased earnings estimates. We continue to search out those companies in all of our funds.

On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate your business and look forward to serving your investment needs throughout the coming years.

Best Regards,

Horacio A. Valeiras, CFA

President and Chief Investment Officer

March 31, 2005

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class R Shares. Distributor: Nicholas-Applegate Securities.

U.S. Emerging Growth Fund

Management Team: John C. McCraw, Lead Portfolio Manager; Travis T. Prentice, Portfolio Manager; K. Matthew Axline, Investment Analyst; Michael P. Giggie, Investment Analyst; Montie L. Weisenberger, Investment Analyst

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

Market Overview: The U.S. stock market, as measured by the S&P 500 Index, rose 6.69% during the fiscal year ended March 31, 2005. Gains were concentrated in the fourth quarter of 2004 when a short-lived drop in oil prices, a pickup in merger activity and a decisive outcome to the presidential election boosted investor enthusiasm.

While corporate profits remained strong, equities languished during much of the period due to:

• Surging oil prices, which hit a record high of more than $57 a barrel in mid-March

• Tighter monetary policy, as the Federal Reserve began raising interest rates midyear 2004

• Mixed economic indicators, which obscured the solid rate of economic expansion

Within the universe of equities, performance was mixed. Value stocks posted solid gains across market capitalizations, while growth stocks — with the exception of mid caps — struggled to stay in positive territory. Value stocks have had a good run through this stage of the economic cycle due to historically low interest rates and robust demand for basic materials and commodities. At period-end, valuations of small-cap growth stocks were well below historical norms relative to small-cap value.

Performance: The Fund’s Class R shares gained 1.37% during the twelve months ended March 31, 2005 versus a 0.87% increase in the Russell 2000 Growth Index.

Portfolio Specifics: Except for information technology, the Fund’s holdings in every sector of investment generated positive returns. Positions in the energy sector produced the strongest gains.

On a comparative basis, the Fund outperformed the Russell 2000 Growth Index by a modest amount. Stock selection in the health care sector had the largest positive impact on relative results. Within health care, some of the best-performing names were Immucor, a manufacturer of blood-testing systems; Intuitive Surgical, a maker of products used in minimally invasive surgical techniques; and OSI Pharmaceuticals, a biotechnology firm specializing in oncology treatments.

Relative performance was also helped by an overweight in energy stocks and issue selection among energy, industrials and materials companies. Carpenter Technology, a maker of specialty metals, was a top performer in the industrials sector on strong demand from all of its end markets, particularly the aerospace industry.

Stock selection in the information technology sector was the main detractor from relative performance, where holdings in the Internet software and services industry were especially weak. Issue selection and an overweight in consumer discretionary stocks was also unfavorable.

Market Outlook: The outlook for small-cap stocks has moderated to some extent in recent months. While earnings growth expectations for smaller companies remain strong, the prospect of the Fed raising interest rates more aggressively to curb inflation is weighing on market sentiment.

A focus on individual stock selection remains critical in this environment. We are confident that our bottom-up investment approach will continue to lead us to small, rapidly growing companies with strong fundamentals.

Comparison of Change in Value of a $250,000 Investment in U.S. Emerging Growth Fund Class R Shares with the Russell 2000 Growth Index.

Annualized Total Returns

As of 3/31/05

1 Year	5 Years	10 Years
1.37%	- 12.65%	7.24%

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 2000 Growth Index for the periods indicated. The Fund’s Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund’s Class I Shares. Class I shares have no sales charge or distribution fee, but have a shareholder service fee of up to .25% of their average daily net assets. Class R shares have distribution and shareholder services fees of up to .25% of their average daily net assets. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee prior to the adoption of the shareholder services plan in 2003 and distribution fee applicable to class R shares which would have made returns slightly lower. The Fund’s Class I shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

U.S. Emerging Growth Fund

	Number
	of Shares	Value
COMMON STOCK — 96.3%
Advanced Materials/Products — 0.6%
Hexcel Corp.* ##	6,400	$99,264
Advertising Services — 0.6%
Ventiv Health, Inc.*	4,000	92,000
Aerospace/Defense — 1.8%
Armor Holdings, Inc.*	1,700	63,053
Esterline Technologies Corp.*	3,100	107,105
Titan Corp.*	6,200	112,592
		282,750
Aerospace/Defense-Equipment — 0.7%
BE Aerospace, Inc.*	9,700	116,400
Apparel Manufacturers — 2.0%
Carter’s, Inc.* ##	3,400	135,150
Oshkosh B’Gosh, Inc. Cl. A	3,600	109,800
Quiksilver, Inc.*	2,500	72,575
		317,525
Applications Software — 0.7%
Serena Software, Inc.* ##	4,800	114,048
Auto/Truck Parts & Equipment-Original — 0.2%
Tenneco Automotive, Inc.* ##	2,900	36,134
Auto-Medium & Heavy Duty Trucks — 0.6%
A. S. V., Inc.* ##	2,500	99,112
Building & Construction Products-Miscellaneous — 1.4%
NCI Building Systems, Inc.*	3,700	142,820
Simpson Manufacturing Co., Inc.	2,300	71,070
		213,890
Building Products-Cement/Aggregate — 0.3%
Texas Industries, Inc.	1,000	53,750
Building Products-Light Fixtures — 0.8%
Genlyte Group, Inc.*	1,400	125,958
Building-Mobil Home/Manufactured Housing — 0.4%
Champion Enterprises, Inc.*	7,300	68,620
Building-Residential/Commercial — 0.5%
Levitt Corp. Cl. A	3,100	79,484
Cellular Telecommunications — 0.4%
Alamosa Holdings, Inc.* ##	5,300	61,851
Coal — 0.5%
Foundation Coal Holdings, Inc.	3,000	70,530
Commercial Banks-Western US — 0.6%
Silicon Valley Bancshares*	2,300	101,338
Commercial Services-Finance — 0.7%
Euronet Worldwide, Inc.* ##	3,800	108,490
Computer Aided Design — 0.6%
ANSYS, Inc.*	2,700	92,367
Computer Services — 0.5%
Anteon International Corp.*	2,200	85,646
Computers-Integrated Systems — 0.4%
Brocade Communications Systems, Inc.*	9,800	58,016
Computers-Memory Devices — 0.6%
Komag, Inc.* ##	4,400	98,340
Consulting Services — 0.9%
Charles River Associates, Inc.* ##	1,600	78,960
Navigant Consulting, Inc.*	2,500	68,075
		147,035
Consumer Products-Miscellaneous — 1.3%
Jarden Corp.*	4,300	197,284
Cosmetics & Toiletries — 0.7%
Chattem, Inc.* ##	2,400	$106,728
Data Processing/Management — 0.9%
CSG Systems International, Inc.*	5,000	81,450
eFunds Corp.*	2,400	53,568
		135,018
Diagnostic Equipment — 1.9%
Cytyc Corp.*	3,400	78,234
Gen-Probe, Inc.*	1,800	80,208
Immucor, Inc.*	4,825	145,667
		304,109
Diversified Manufacturing Operations — 1.2%
Esco Technologies, Inc.*	1,200	96,420
Jacuzzi Brands, Inc.*	8,700	84,912
		181,332
Drug Delivery Systems — 0.5%
Conor Medsystems, Inc.*	4,800	78,192
E-Commerce/Products — 0.4%
Stamps.Com, Inc.*	4,100	68,060
Electronic Components-Miscellaneous — 0.8%
Nam Tai Electronics, Inc.##	5,000	133,000
Electronic Components-Semiconductors — 1.1%
Microsemi Corp.*	5,100	83,079
MIPS Technologies, Inc. Cl. A*	8,400	96,600
		179,679
Electronic Connectors — 0.6%
Thomas & Betts Corp.* ##	3,000	96,900
Electronic Design Automation — 0.4%
Magma Design Automation* ##	5,400	64,098
Electronic Measure Instruments — 1.9%
Itron, Inc.* ##	5,500	163,020
Measurement Specialties, Inc.* ##	2,500	57,500
Trimble Navigation, Ltd.*	2,100	71,001
		291,521
Electronic Security Devices — 0.6%
American Science & Engineering, Inc.*	2,100	93,891
E-Marketing/Information — 0.5%
Digital River, Inc.*	2,600	81,016
Energy-Alternate Sources — 1.1%
Headwaters, Inc.* ##	2,400	78,768
Syntroleum Corp.*	8,200	100,368
		179,136
Engineering/R & D Services — 0.6%
URS Corp.*	3,400	97,750
Enterprise Software/Services — 0.5%
Mantech International Corp. Cl. A*	3,300	76,131
Entertainment Software — 0.5%
The 9, Ltd. — ADR*	4,600	78,982
Finance-Credit Card — 0.5%
Metris Companies, Inc.*	7,400	85,766
Finance-Investment Bankers/Brokers — 0.8%
GFI Group, Inc.*	2,000	53,660
Investment Technology Group, Inc.*	4,300	75,250
		128,910
Food-Wholesale/Distribution — 2.0%
Performance Food Group Co.*	5,000	138,400
United Natural Foods, Inc.*	6,300	180,369
		318,769

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
Hotels & Motels — 0.7%
Orient Express Hotels, Ltd. Cl. A	4,000	$104,400
Human Resources — 3.3%
Heidrick & Struggles International, Inc.*	4,300	158,111
Hudson Highland Group, Inc.*	8,000	136,720
Korn/Ferry International*	6,100	116,083
Labor Ready, Inc.*	5,800	108,170
		519,084
Internet Content-Info/News — 0.6%
Cnet Networks, Inc.* ##	10,000	94,400
Internet Infrastructure Software — 1.2%
Openwave Systems, Inc.* ##	6,600	80,454
RADWARE, Ltd.*	4,600	107,962
		188,416
Lasers-Systems/Components — 1.1%
Cymer, Inc.*	3,300	88,341
Electro Scientific Industries, Inc.*	4,300	83,377
		171,718
Machinery-Thermal Process — 0.5%
Global Power Equipment Group, Inc.*	8,500	81,430
Machinery-Construction & Mining — 0.9%
Bucyrus International, Inc. Cl. A	1,800	70,308
JLG Industries, Inc.	3,300	71,115
		141,423
Machinery-General Industry — 1.6%
Gardner Denver, Inc.*	1,800	71,118
Manitowoc Co., Inc.	2,000	80,780
Wabtec Corp.	4,800	98,352
		250,250
Medical Information Systems — 1.6%
Allscripts Healthcare Solutions, Inc.* ##	10,200	145,860
Quality Systems, Inc.	2,600	110,084
		255,944
Medical Instruments — 1.7%
Angiodynamics, Inc.*	3,500	64,050
Intuitive Surgical, Inc.*	1,300	59,111
Symmetry Medical, Inc.*	3,500	66,570
Ventana Medical Systems, Inc.* ##	1,900	71,174
		260,905
Medical Laser Systems — 1.5%
Intralase Corp.* ##	4,700	78,678
Laserscope* ##	4,700	149,178
		227,856
Medical Products — 0.6%
West Pharmaceutical Services	3,700	88,430
Medical-Biomedical/Genetics — 1.9%
Keryx Biopharmaceuticals, Inc.* ##	8,800	117,568
Northfield Laboratories, Inc.* ##	4,800	54,000
Serologicals Corp.* ##	5,500	134,420
		305,988
Medical-Drugs — 1.0%
Prestige Brand Holdings, Inc.*	6,500	114,725
Vaxgen, Inc.* ##	2,800	34,944
		149,669
Medical-Outpatient/Home Medical Care — 1.3%
Amedisys, Inc.*	3,200	96,800
Option Care, Inc.	4,700	96,773
		193,573
Motion Pictures & Services — 0.7%
Lions Gate Entertainment Corp.*	9,500	$104,975
Multilevel Direct Selling — 0.5%
Nu Skin Enterprises, Inc. Cl. A	3,300	74,283
Networking Products — 1.1%
Aeroflex, Inc.*	8,700	81,171
Ixia*	5,200	92,508
		173,679
Non-Hazardous Waste Disposal — 0.4%
Waste Connections, Inc.*	2,000	69,500
Oil & Gas Drilling — 1.8%
Grey Wolf, Inc.* ##	15,300	100,674
Pioneer Drilling Co.*	6,600	90,882
Todco Cl. A*	3,600	93,024
		284,580
Oil Companies-Exploration & Production — 2.4%
Cheniere Energy, Inc.*	700	45,157
Range Resources Corp.	3,900	91,104
Swift Energy Co.* ##	3,200	91,008
Toreador Resources Corp.*	3,500	63,525
Unit Corp.*	1,800	81,306
		372,100
Oil-Field Services — 3.5%
Core Laboratories NV*	4,000	102,680
Cal Dive International, Inc.*	1,300	58,890
Global Industries, Ltd.*	9,200	86,480
Oceaneering International, Inc.*	2,400	90,000
Superior Energy Services, Inc.*	6,000	103,200
Tetra Technologies, Inc.*	3,800	108,072
		549,322
Pharmacy Services — 0.4%
Healthextras, Inc.*	3,800	63,270
Physical Practice Management — 1.6%
American Healthways, Inc.* ##	4,200	138,684
Matria Healthcare, Inc.* ##	3,700	113,627
		252,311
Physical Therapy/Rehabilitation Centers — 0.8%
Psychiatric Solutions, Inc.*	2,800	128,800
Property/Casualty Insurance — 0.6%
Ohio Casualty Corp.*	4,200	96,516
Real Estate Management/Services — 2.2%
Jones Lang LaSalle, Inc.*	3,400	158,610
Tarragon Corp.* ##	3,300	66,627
Trammell Crow Co.*	5,700	117,249
		342,486
Real Estate Operation/Development — 0.3%
Corrections Corp. of America*	1,200	46,320
Research & Development — 0.9%
SFBC International, Inc.*	3,800	133,912
Resorts/Theme Parks — 1.3%
Great Wolf Resorts, Inc.*	4,800	119,760
Vail Resorts, Inc.* ##	3,300	83,325
		203,085
Respiratory Products — 0.7%
Respironics, Inc.*	2,000	116,540
Retail-Apparel/Shoe — 1.6%
Children’s Place Retail Stores, Inc.*	3,200	152,800
Jos A Bank Clothiers, Inc.* ##	3,225	94,492
		247,292

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
Retail-Leisure Products — 0.6%
MarineMax, Inc.*	3,000	$93,540
Retail-Pawn Shops — 0.5%
Cash America International, Inc.	3,900	85,527
Retail-Restaurants — 1.8%
Buffalo Wild Wings, Inc.* ##	3,300	124,839
CKE Restaurants, Inc.* ##	5,500	87,175
McCormick & Schmick’s Seafood
Restaurants, Inc.*	4,100	68,552
		280,566
Seismic Data Collection — 0.6%
Veritas DGC, Inc.*	3,300	98,868
Semiconductor Components-Integrated Circuits — 0.8%
Sigmatel, Inc.*	1,500	56,145
Standard Microsystems Corp.*	4,000	69,440
		125,585
Semiconductor Equipment — 4.5%
Brooks Automation, Inc.*	6,900	104,742
Credence Systems Corp.* ##	15,200	120,232
Entegris, Inc.*	11,300	111,757
Photronics, Inc.*	4,900	88,690
Rudolph Technologies, Inc.* ##	4,800	72,288
Tessera Technologies, Inc.* ##	2,000	86,460
Varian Semiconductor Equipment
Associates, Inc.*	3,200	121,632
		705,801
Steel Pipe &Tube — 1.5%
Maverick Tube Corp.*	2,500	81,275
NS Group, Inc.*	4,700	147,627
		228,902
Steel-Producers — 0.9%
AK Steel Holding Corp.*	6,400	70,784
Carpenter Technology Corp.	1,300	77,233
		148,017
Superconductor Products & Systems — 1.0%
Intermagnetics General Corp.*	6,150	149,691
Telecommunications Equipment Fiber Optics — 0.6%
Harmonic, Inc.* ##	9,900	94,644
Telecommunications Services — 0.6%
Premiere Global Services, Inc.*	8,200	92,824
Therapeutics — 2.4%
Bone Care International, Inc.*	4,400	114,136
Eyetech Pharmaceuticals, Inc.*	2,700	74,250
Nabi Biopharmaceuticals*	8,600	107,328
NitroMed, Inc.* ##	2,900	50,199
United Therapeutics Corp.*	700	31,987
		377,900
Transactional Software — 0.4%
Open Solutions, Inc.* ##	3,200	$63,456
Transport-Equipment & Leasing — 0.8%
Greenbrier Cos, Inc.	3,700	129,833
Transport-Marine — 1.2%
Arlington Tankers, Ltd.	3,300	77,550
Diana Shipping, Inc.*	7,000	115,780
		193,330
Transport-Services — 1.0%
Hub Group, Inc. Cl. A*	2,400	150,408
Transport-Truck — 0.5%
Arkansas Best Corp.	2,000	75,560
Vitamins & Nutrition Products — 0.6%
Usana Health Sciences, Inc.	2,000	94,600
Wire & Cable Products — 0.6%
General Cable Corp.*	7,200	86,904
Wireless Equipment — 0.5%
RF Micro Devices, Inc.*	14,900	77,778
TOTAL COMMON STOCK
(Cost: $12,794,151)		15,145,011

	Principal
	Amount
SHORT TERM INVESTMENTS — 17.0%
Money Market Funds — 14.9%
Allianz Dresdner Daily Asset Fund** ^	$2,346,125	2,346,125
Time Deposit — 2.1%
Brown Brothers Harriman & Co.
2.290%, 04/01/05	324,881	324,881
TOTAL SHORT TERM INVESTMENTS
(Cost: $2,671,006)		2,671,006
TOTAL INVESTMENTS — 113.3%
(Cost: $15,465,157)		17,816,017
LIABILITIES IN EXCESS OF
OTHER ASSETS — (13.3%)		(2,092,355)
NET ASSETS — 100.0%		$15,723,662

* Non-income producing securities.

** All of the security is purchased with cash collateral proceeds from securities loans.

^ Affiliated institutional money market fund.

## All or a portion of the Fund’s holdings in this security was on loan as of 03/31/05.

ADR — American Depository Receipt

Schedule of Investments by Industry as of March 31, 2005

Percentage of
Industry	Net Assets
Basic Materials	0.9%
Communications	6.5
Consumer, Cyclical	11.4
Consumer, Non-cyclical	26.5
Energy	9.9
Financial	5.1
Industrial	22.4%
Technology	13.6
Short Term Investments	17.0
Liabilities in excess of other assets	(13.3)
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

U.S. Small Cap Value Fund

Management Team: Mark W. Stuckelman, Lead Portfolio Manager; Stephen Sexauer, Portfolio Manager; Charles Hoeveler, Investment Analyst; John Mazur, Investment Analyst; Nelson W. Shing, Investment Analyst; Aerus Tran, Investment Analyst; Mark P. Roemer, Portfolio Specialist

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Small Cap Value Fund seeks to maximize long-term capital appreciation through investments primarily in smaller U.S. companies with market capitalizations corresponding to the Russell 2000 Value Index that, in the opinion of the Investment Adviser, are undervalued in the marketplace.

Market Overview: From April 1, 2004 through March 31, 2005, U.S. equities posted gains across most style and capitalization segments. Large-cap stocks modestly outpaced small caps, while value outperformed growth by a wide margin.

During the first six months of the period, the stock market struggled to advance as investors confronted rising oil prices, three interest-rate hikes from the Federal Reserve and a potential slowdown in the booming Chinese economy. Near the end of 2004, however, equity prices climbed sharply higher, buoyed by a decisive outcome to the presidential election, a drop in oil prices and strengthening in the U.S. economy. Stocks gave back some of their prior months’ gains in early 2005, as rising interest rates, record-high oil prices and disappointing job growth clouded the outlook for corporate profits.

Among small-cap value stocks, returns in most sectors were positive. Energy companies were the best performers, driven by rising oil and natural gas prices and strong refining margins. Industrials and materials also did notably well due to strong demand from China and improvement in the U.S. economy. In contrast, prices of information technology stocks declined amid lackluster growth in IT spending.

Performance: From inception on December 2, 2004 through March 31, 2005, the Fund’s Class R shares lost 2.43%, outperforming the Russell 2000 Value Index, which declined 7.75%.

Portfolio Specifics: Holdings in most sectors of investment added value relative to the index, led by financials, information technology and industrials. Solid performance in these and other groups offset pockets of relative weakness, such as an underweight in energy companies.

In financials, positive stock selection was the primary driver of outperformance. One of the Fund’s best-performing positions was Navigators Group, a property and casualty insurer poised to deliver strong premium growth through 2005 and 2006. An underweight in financials was also favorable given these stocks lagged the broad small-cap value market amid rising interest rates.

In the information technology and industrials sectors, stock selection positively impacted results versus the index. Top-performing holdings included M-Systems, a maker of flash memory that benefited from robust demand for its products, and Joy Global, a manufacturer of coal and copper mining equipment that benefited from strong copper and coal prices. An underweight in information technology and an overweight in industrials contributed to strong relative performance in these sectors.

Market Outlook: The solid pace of earnings growth and economic expansion provides a favorable backdrop for continued stock price appreciation. That said, stubbornly high oil prices and concerns that the Fed will raise rates more aggressively to stem inflation may create a headwind for equities over the remainder of 2005.

Regardless of how events unfold, we remain confident that our diversified approach to small-cap value investing will produce excess return in any market environment.

Effective as of February 7, 2005 the Fund is closed to new investors. The Fund will continue to accept additional investments from existing shareholders.

Schedule of Investments as of March 31, 2005

U.S. Small Cap Value Fund

	Number
	of Shares	Value
COMMON STOCK — 91.2%
Aerospace/Defense-Equipment — 1.4%
AAR Corp.*	106,200	$1,444,320
Apparel Manufacturers — 0.7%
Kellwood Co.	26,500	762,935
Broadcast Services/Programming — 1.1%
UnitedGlobalCom, Inc. Cl. A*	121,832	1,152,531
Building & Construction-Miscellaneous — 1.1%
Dycom Industries, Inc.*	48,800	1,121,912
Building Products-Cement/Aggregate — 1.7%
Florida Rock Industries, Inc.	16,700	982,294
Texas Industries, Inc.	15,600	838,500
		1,820,794
Chemicals-Diversified — 1.0%
Lyondell Chemical Co.	39,330	1,098,094
Chemicals-Plastics — 0.9%
Spartech Corp.	47,600	944,860
Chemicals-Specialty — 1.1%
OM Group, Inc.*	36,100	1,098,162
Coal — 0.3%
Foundation Coal Holdings, Inc.	13,900	326,789
Commercial Banks-Central US — 3.8%
Amcore Financial, Inc.	10,200	288,150
Associated Banc Corp.	37,650	1,175,809
First Financial Bancorp	46,200	843,150
Gold Banc Corp., Inc.	79,500	1,115,385
Macatawa Bank Corp.	16,505	554,155
		3,976,649
Commercial Banks-Eastern US — 0.9%
Community Bank Systems, Inc.##	39,300	900,363
Commercial Banks-Western US — 1.1%
Greater Bay Bancorp	46,500	1,135,065
Commercial Services — 1.1%
Sourcecorp, Inc.*	55,100	1,109,714
Computer Services — 0.2%
Manhattan Associates, Inc.*	8,800	179,256
Computers-Integrated Systems — 1.0%
MTS Systems Corp.	20,100	583,503
Radisys Corp.*	33,300	471,528
		1,055,031
Diversified Manufacturing Operations — 5.2%
Actuant Corp. Cl. A*	18,400	826,528
Ameron International Corp.	18,300	658,800
Carlisle Cos, Inc.	14,600	1,018,642
ESCO Technologies, Inc.*	13,400	1,076,690
The Brink’s Co.	32,800	1,134,880
Tredegar Corp.	42,200	711,492
		5,427,032
Electric-Integrated — 0.7%
Aquila, Inc.* ##	187,700	718,891
Electronic Components-Miscellaneous — 1.8%
Methode Electronics, Inc. Cl. A	98,600	1,194,046
Rogers Corp.*	17,100	684,000
		1,878,046
Finance-Auto Loans — 1.1%
AmeriCredit Corp.*	49,000	1,148,560
Finance-Investment Bankers/Brokers — 0.9%
Knight Trading Group, Inc.*	96,400	929,296
Financial Guarantee Insurance — 1.1%
Assured Guaranty, Ltd.	63,100	1,132,645
Funeral Services & Related Items — 1.1%
Stewart Enterprises, Inc. Cl. A*	187,700	$1,154,355
Garden Products — 1.0%
Toro Co.	12,200	1,079,700
Gas-Distribution — 2.5%
Energen Corp.	20,000	1,332,000
UGI Corp.	28,650	1,301,283
		2,633,283
Hotels & Motels — 0.6%
Jameson Inns, Inc.*	420,000	617,400
Index Fund-Small Cap — 4.9%
iShares Russell 2000 Value
Index Fund*	28,000	5,159,000
Internet Applications Software — 1.0%
MatrixOne, Inc.*	120,100	572,877
S1 Corp.	68,200	473,308
		1,046,185
Internet Infrastructure Software — 0.6%
TIBCO Software, Inc.*	81,300	605,685
Lasers-Systems/Components — 0.6%
Rofin-Sinar Technologies, Inc.*	18,100	581,734
Machinery Tools & Related Products — 1.0%
Kennametal, Inc.	22,700	1,078,023
Machinery-Construction & Mining — 1.1%
Joy Global, Inc.	34,050	1,193,793
Machinery-General Industry — 2.2%
Albany International Corp. Cl. A	33,800	1,043,744
Gardner Denver, Inc.*	31,700	1,252,467
		2,296,211
Medical Laser Systems — 1.1%
Candela Corp.*	125,900	1,123,028
Medical-Biomedical/Genetics — 1.1%
Applera Corp. - Celera
Genomics Group*	51,000	522,750
Nektar Therapeutics*	42,400	591,056
		1,113,806
Medical-Hospitals — 1.2%
LifePoint Hospitals, Inc.* ##	28,800	1,262,592
Medical-Nursing Homes — 0.9%
Kindred Healthcare, Inc.*	26,800	940,680
Metal-Aluminum — 1.2%
Century Aluminum Co.*	40,000	1,210,400
Motion Pictures & Services — 1.0%
Lions Gate Entertainment Corp.*	96,800	1,069,640
Oil Companies-Exploration & Production — 0.6%
Forest Oil Corp.*	14,500	587,250
Physical Practice Management — 1.0%
Pediatrix Medical Group, Inc.*	15,400	1,056,286
Pollution Control — 0.5%
Duratek, Inc.*	26,300	524,685
Poultry — 1.1%
Gold Kist, Inc.*	72,500	1,152,750
Power Conversion/Supply Equipment — 0.6%
Artesyn Technologies, Inc.*	68,000	592,280
Private Corrections — 1.1%
Corrections Corp. of America*	30,900	1,192,740

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
Property/Casualty Insurance — 3.9%
Meadowbrook Insurance Group, Inc.*	197,300	$1,035,825
Navigators Group, Inc.*	31,200	1,034,124
Quanta Capital Holdings, Ltd.*	136,300	1,090,400
Tower Group, Inc.	67,100	895,114
		4,055,463
Publishing-Newspapers — 1.0%
Lee Enterprises, Inc.	22,900	993,860
Radio — 1.1%
Entercom Communications
Corp. Cl. A*	15,600	554,112
Radio One, Inc. Cl. D*	40,300	594,425
		1,148,537
Recycling — 0.6%
Aleris International, Inc.*	26,261	655,212
REITS-Diversified — 4.3%
Capital Automotive##	23,600	781,632
Equity Lifestyle Properties, Inc.	22,900	807,225
People’s Choice Financial
Corp. 144A#*†	104,700	1,047,000
Provident Senior Living Trust 144A#*†	64,600	1,043,290
Washington Real Estate
Investment Trust	27,700	796,375
		4,475,522
REITS-Hotels — 1.9%
Ashford Hospitality Trust, Inc.##	85,900	876,180
Diamondrock Hospitality Co. 144A#*†	101,300	1,078,845
		1,955,025
REITS-Mortgage — 3.8%
ECC Capital Corp.	150,200	901,200
Fieldstone Investment Corp.	48,500	704,220
Jer Investors Trust, Inc. 144A#*†	86,100	1,291,500
Newcastle Investment Corp.	35,500	1,050,800
		3,947,720
REITS-Shopping Centers — 0.7%
Equity One, Inc.	37,900	780,361
Retail-Apparel/Shoe — 2.1%
Charming Shoppes, Inc.*	147,200	1,196,736
Claires Stores, Inc.	42,200	972,288
		2,169,024
Retail-Regional Department Stores — 0.9%
Neiman-Marcus Group, Inc. Cl. A	9,800	896,798
Retail-Restaurants — 0.6%
Lone Star Steakhouse & Saloon, Inc.	21,600	624,348
Retail-Sporting Goods — 1.1%
Hibbett Sporting Goods, Inc.*	37,600	1,129,504
Rubber-Tires — 1.1%
Cooper Tire & Rubber Co.	61,600	1,130,976
Savings & Loans/Thrifts-Central US — 1.1%
MAF Bancorp, Inc.	26,600	1,104,964
Savings & Loans/Thrifts-Eastern US — 2.7%
Brookline Bancorp, Inc.	74,028	1,103,017
First Niagara Financial Group, Inc.	90,300	1,192,863
Parkvale Financial Corp.	17,000	472,600
		2,768,480
Schools — 0.4%
Concorde Career Colleges, Inc.*	25,100	426,700
Semiconductor Equipment — 1.1%
Mattson Technology, Inc.*	71,500	$567,710
Photronics, Inc.*	30,700	555,670
		1,123,380
Telecommunications Equipment — 0.8%
Comtech Telecommunications Corp*	16,500	859,650
Telecommunications Services — 0.5%
Premiere Global Services, Inc.	50,600	572,792
Theaters — 0.9%
Carmike Cinemas, Inc.	26,600	991,648
Therapeutics — 1.2%
CV Therapeutics, Inc.*	25,800	525,288
Medarex, Inc.*	102,500	730,825
		1,256,113
Transport-Rail — 1.1%
Genesee & Wyoming, Inc. Cl. A*	45,950	1,190,565
Transport-Services — 0.3%
Laidlaw International, Inc.*	14,800	307,840
Transport-Truck — 0.8%
Old Dominion Freight Line, Inc.*	28,200	878,430
Venture Capital — 1.0%
Kohlberg Kravis
Roberts Corp. 144A#*†	98,900	1,038,450
TOTAL COMMON STOCK
(Cost: $81,827,500)		95,113,813

	Principal
	Amount
SHORT TERM INVESTMENTS — 11.9%
Money Market Funds — 3.1%
Allianz Dresdner Daily Asset Fund** ^	$3,218,000	3,218,000
Time Deposit — 8.8%
Wells Fargo Bank
2.290%, 04/01/05	9,221,712	9,221,712
TOTAL SHORT TERM INVESTMENTS
(Cost: $12,439,712)		12,439,712
TOTAL INVESTMENTS — 103.1%
(Cost: $94,267,212)		107,553,525
LIABILITIES IN EXCESS OF
OTHER ASSETS — (3.1%)		(3,187,057)
NET ASSETS — 100.0%		$104,366,468

* Non-income producing securities.

** All of the security is purchased with cash collateral proceeds from securities loans.

† Illiquid securities. Total cost of illiquid securities as of March 31, 2005 was $5,335,125. Total market value of illiquid securities owned at March 31, 2005 was $5,499,085 at 5.27% of net assets.

# 144A Security. Fair value private placement security exempt from registration under rule 144A. The total value at March 31, 2005 was 5,499,085 or 5.27% of net assets.

^ Affiliated institutional money market fund.

## All or a portion of the Fund’s holdings in this security was on loan as of 03/31/05.

See Accompanying Notes to Financial Statements.

Schedule of Investments by Industry as of March 31, 2005

U.S. Small Cap Value Fund

Percentage of
Industry	Net Assets
Basic Materials	4.3%
Communications	6.1
Consumer, Cyclical	10.0
Consumer, Non-cyclical	11.3
Energy	0.9
Financial	28.1
Funds	4.9
Industrial	20.1%
Technology	2.3
Utilities	3.2
Short Term Investments	11.9
Liabilities in excess of other assets	(3.1)
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

U.S. Large Cap Value Fund

Management Team: Stephen Sexauer, Lead Portfolio Manager; Mark W. Stuckelman, Portfolio Manager; Charles Hoeveler, Investment Analyst; John Mazur, Investment Analyst; Nelson W. Shing, Investment Analyst; Aerus Tran, Investment Analyst; Mark P. Roemer, Portfolio Specialist

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Large Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of U.S. companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

Market Overview: Driven by gains in the fourth quarter of 2004, U.S. equity indexes finished the fiscal year ended March 31, 2005 in positive territory. Value stocks outperformed growth stocks by a substantial margin, and large-cap companies outpaced small caps.

Both positive and negative themes influenced the investment environment, including:

• Soaring oil prices, which climbed nearly 55% and touched an all-time high of over $57 a barrel in mid-March 2005

• Rising interest rates, as the Federal Reserve increased the target fed funds rate by 1.75% on seven separate occasions beginning midyear 2004

• Healthy economic expansion, with GDP advancing by 4.4% in 2004 and expectations for continued steady growth in 2005

A consistent bright spot during the period was strength in company fundamentals. Many corporations have used record-high cash flows to reduce debt, purchase their own shares and increase dividends.

Performance: The Fund’s Class R shares gained 10.69% from April 1, 2004 through March 31, 2005. The Russell 1000 Value Index rose 13.17%.

Portfolio Specifics: The Fund’s double-digit increase was driven by impressive returns from energy stocks, which benefited from strong global demand for oil. Oil and gas producers Apache, ConocoPhillips and ExxonMobil were on the list of top-performing names. Materials and industrials holdings also performed well on robust demand for steel and construction materials and strength in the manufacturing sector of the economy.

Versus the benchmark, modest underperformance was largely due to stock selection among financials. Insurer American International Group (AIG) was notably weak on the announcement of a broad range of accounting issues and the chairman’s resignation. We continued to hold the stock at period-end and believe the current difficulties that the company is facing are being resolved and will not materially affect its earnings potential. An overweight in information technology and an underweight in consumer staples also hurt the Fund.

Stock selection in several areas helped relative performance, including the materials, industrials and information technology sectors. Praxair, a producer of industrial gases; Raytheon, a defense contractor; and Texas Instruments, an electronics manufacturer, were top performers in these groups.

Market Outlook: The outlook for U.S. equities remains positive for the remainder of 2005. The combination of a steadily expanding economy and healthy corporate earnings growth provides a potent catalyst for capital appreciation. Despite a favorable outlook, investors are likely to balance their enthusiasm with concerns about rising interest rates, inflation and high oil prices.

Nicholas-Applegate is confident that our research-intensive investment process will be rewarded in the current environment, which bodes well for the Fund.

Comparison of Change in Value of a $250,000 Investment in U.S. Large Cap Value Fund Class R Shares with the Russell 1000 Value Index.

Annualized Total Returns

As of 3/31/05

		Since
1 Year	5 Years	Inception
10.69%	5.63%	12.55%

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 1000 Value Index for the periods indicated. The Fund’s Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund’s Class I Shares. Class I shares have no sales charge or distribution fee, but have a shareholder service fee of up to .25% of their average daily net assets. Class R shares have distribution and shareholder services fees up to .25% of their average daily net assets. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee prior to the adoption of the shareholder services plan in 2003 or distribution fees applicable to Class R Shares, which would have made returns slightly lower. The Fund’s Class I Shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds). Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

U.S. Large Cap Value Fund

	Number
	of Shares	Value
COMMON STOCK — 97.9%
Aerospace/Defense — 0.9%
Raytheon Co.	5,900	$228,330
Applications Software — 3.2%
Microsoft Corp.	32,600	787,942
Beverages-non-Alcoholic — 1.2%
PepsiCo, Inc.	5,400	286,362
Cable TV — 2.0%
Comcast Corp. Cl. A*	14,800	499,944
Commercial Banks-Eastern US — 1.9%
North Fork Bancorp., Inc.	17,050	472,967
Computers — 1.7%
Hewlett-Packard Co.	19,300	423,442
Consumer Products-Miscellaneous — 1.6%
Fortune Brands, Inc.	5,100	411,213
Diversified Manufacturing Operations — 12.0%
General Electric Co.	26,500	955,590
ITT Industries, Inc.	12,000	1,082,880
Textron, Inc.	7,200	537,264
Tyco International, Ltd.	12,200	412,360
		2,988,094
Electric-Integrated — 1.0%
Public Services Enterprise Group, Inc.	4,800	261,072
Electronic Components-Semiconductors — 4.4%
Freescale Semiconductor, Inc.*	27,640	476,790
PPL Corp.	5,300	286,147
Texas Instuments, Inc.	13,600	346,664
		1,109,601
Fiduciary Banks — 2.2%
Bank of New York Co., Inc.	18,600	540,330
Finance-Investment Bankers/Brokers — 4.4%
Morgan Stanley Dean Witter & Co.	19,400	1,110,650
Finance-Mortgage Loan/Banker — 1.0%
Countrywide Credit Industries, Inc.	7,700	249,942
Financial Guarantee Insurance — 1.9%
Ambac Financial Group, Inc.	6,500	485,875
Industrial Gases — 2.4%
Praxair, Inc.	12,700	607,822
Medical-Drugs — 3.7%
Abbott Laboratories	8,900	414,918
Pfizer, Inc.	19,500	512,265
		927,183
Medical-HMO — 2.1%
Wellpoint, Inc.*	4,200	526,470
Multi-line Insurance — 5.2%
Allstate Corp.	7,900	427,074
American International Group, Inc.	15,800	875,478
		1,302,552
Multimedia — 5.4%
Time Warner, Inc.*	42,400	$744,120
Viacom, Inc. Cl. B	8,700	303,021
Walt Disney Co.	10,700	307,411
		1,354,552
Oil Companies-Exploration & Production — 2.3%
Apache Corp.	9,250	566,378
Oil Companies-Integrated — 11.2%
ChevronTexaco Corp.	8,300	483,973
ConocoPhillips	10,510	1,133,398
Exxon Mobil Corp.	19,700	1,174,120
		2,791,491
Property/Casualty Insurance — 2.5%
St. Paul Travelers Cos., Inc.	17,288	634,988
Retail-Regional Department Stores — 4.4%
Federated Department Stores, Inc.	17,100	1,088,244
Savings & Loans/Thrifts-Western US — 4.0%
Washington Mutual, Inc.	25,100	991,450
Steel-Producers — 2.1%
United States Steel Corp.	10,400	528,840
Super-Regional Banks-US — 8.3%
Bank of America Corp.	16,112	710,539
US Bancorp.	18,400	530,288
Wells Fargo & Co.	13,900	831,220
		2,072,047
Telephone-Integrated — 3.0%
Sprint Corp.	10,500	238,875
Verizon Communications, Inc.	14,300	507,650
		746,525
Tobacco — 1.9%
Altria Group, Inc.	7,300	477,347
TOTAL COMMON STOCK
(Cost: $19,875,082)		24,471,653

	Principal
	Amount
SHORT TERM INVESTMENTS — 1.5%
Time Deposit — 1.5%
Citibank Nassau
2.290%, 04/01/05
(Cost: $365,126)	$365,126	365,126
TOTAL INVESTMENTS — 99.4%
(Cost: $20,240,208)		24,836,779
OTHER ASSETS IN EXCESS OF
LIABILITIES — 0.6%		157,827
NET ASSETS — 100.0%		$24,994,606

* Non-income producing securities.

See Accompanying Notes to Financial Statements.

Schedule of Investments by Industry as of March 31, 2005

U.S. Large Cap Value Fund

Percentage of
Industry	Net Assets
Basic Materials	4.6%
Communications	10.4
Consumer, Cyclical	4.4
Consumer, Non-cyclical	10.5
Energy	13.4
Financial	31.4
Industrial	12.9%
Technology	9.3
Utilities	1.0
Short Term Investments	1.5
Other assets in excess of liabilities	0.6
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

U.S. Systematic Large Cap Growth Fund

Management Team: David J. Pavan, CFA, Portfolio Manager; Stacey R. Nutt, Ph.D., Portfolio Manager; Zhuanxin Ding, Ph.D., Investment Analyst; Jane Edmonson, Investment Analyst; Frank Feng, Ph.D., Investment Analyst; James Li, Ph.D., CFA, Investment Analyst; Aerus Tran, Investment Analyst; Mark P. Roemer, Portfolio Specialist

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index at time of purchase.

Market Overview: The broad U.S. stock market, as measured by the S&P 500 Index, rose 6.69% during the twelve months ended March 31, 2005, with gains concentrated in the fourth quarter of 2004. Value stocks outpaced growth stocks, and large-cap companies outperformed their small-cap counterparts.

In the first half of the fiscal year, equity returns were generally flat as a number of investor concerns overshadowed strong company fundamentals. The price of oil skyrocketed on surging global demand and worries about the amount of excess production capacity. In June, the Federal Reserve began raising short-term interest rates for the first time in four years, creating anxiety about the speed and magnitude of further rate hikes. The war in Iraq continued, and reports indicated that the economy had hit a soft spot in late spring.

Toward the end of 2004, however, investors bid stock prices sharply higher in response to a steep drop in oil prices, signs the economy had regained traction and a decisive conclusion to the U.S. presidential race. The rally ended in early 2005 as oil prices resumed their upward trend, interest rates kept rising and the pace of corporate profit growth, while healthy, continued to slow.

Performance: The Fund’s Class R shares gained 3.76% during the fiscal year ended March 31, 2005, outperforming the Russell 1000 Growth Index, which rose 1.17%.

Portfolio Specifics: Positions in nearly every sector of investment had a favorable impact on performance versus the index. The Fund’s health care holdings made the largest contribution to relative results, mainly due to strong stock selection. For example, UnitedHealth Group and Aetna were among the Fund’s best-performing positions. Shares of these health insurance companies benefited from positive trends in enrollment and medical costs.

In the materials and industrials sectors, stock selection was also a major source of relative strength. Top performers included United States Steel, a steel manufacturer; Norfolk Southern, a railroad operator; and Textron, a diversified industrial company.

While the Fund’s performance versus the index was favorable overall, there were pockets of weakness. Stock selection in the information technology sector was the primary detractor from relative results. In addition, issue selection among telecommunications services and consumer discretionary companies was modestly negative.

We maintained the Fund’s well-diversified structure throughout the fiscal year. As of March 31, 2005, the largest overweight versus the benchmark was in the industrials sector (+5.0%) and the largest underweight was in financials (-5.8%).

Market Outlook: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

We are confident that our proprietary stock-selection model, in conjunction with our risk-controlled approach to portfolio construction, will continue to add value to the benchmark over time.

Comparison of Change in Value of a $250,000 Investment in U.S. Systematic Large Cap Growth Fund Class R Shares with the Russell 1000 Growth Index.

Annualized Total Returns

As of 3/31/05

		Since
1 Year	5 Years	Inception
3.76%	- 20.36%	6.28%

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 1000 Growth Index for the periods indicated. The Fund’s Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund’s Class I Shares. Class I shares have no sales charge or distribution fee, but have a shareholder service fee of up to .25% of their average daily net assets. Class R Shares have distribution and shareholder services fees up to .25% of their daily net assets. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee prior to the adoption of the shareholder services plan in 2003 and distribution fees applicable to Class R Shares which would have made returns slightly lower. The Fund’s Class I Shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

U.S. Systematic Large Cap Growth Fund

	Number
	of Shares	Value
COMMON STOCK — 99.5%
Aerospace/Defense — 2.8%
Lockheed Martin Corp.	2,200	$134,332
Raytheon Co.	3,800	147,060
		281,392
Apparel Manufacturers — 1.1%
V F Corp.	1,800	106,452
Applications Software — 4.0%
Intuit, Inc.*	2,800	122,556
Microsoft Corp.	11,800	285,206
		407,762
Audio/Video Products — 1.3%
Harman International Industries, Inc.	1,500	132,690
Beverages-Wine/Spirits — 1.5%
Brown-Forman Corp. Cl. B	2,800	153,300
Cable TV — 0.9%
Cablevision Systems Corp. Cl. A*	3,100	86,955
Chemicals-Diversified — 1.3%
Lyondell Chemical Co.	1,600	44,672
PPG Industries, Inc.	1,200	85,824
		130,496
Computer Aided Design — 1.4%
Autodesk, Inc.*	4,800	142,848
Computer Services — 0.8%
Electronic Data Systems Corp.	3,900	80,613
Computers — 8.3%
Apple Computer, Inc.*	3,800	158,346
Dell, Inc.*	7,800	299,676
International Business Machines Corp.	3,600	328,968
Sun Microsystems, Inc.*	13,400	54,136
		841,126
Computers-Memory Devices — 2.5%
EMC Corp.*	13,300	163,856
Network Appliance, Inc.*	3,100	85,746
		249,602
Cosmetics & Toiletries — 6.9%
Kimberly-Clark Corp.	2,300	151,179
Procter & Gamble Co.	6,400	339,200
The Gillette Co.	4,000	201,920
		692,299
Distribution/Wholesale — 1.3%
WW Grainger, Inc.	2,100	130,767
Diversified Manufacturing Operations — 1.1%
Textron, Inc.	1,500	111,930
Diversified Operations/Commercial Services — 1.2%
Cendant Corp.	5,900	121,186
E-Commerce/Services — 1.5%
eBay, Inc.*	4,100	152,766
Electric Products-Miscellaneous — 1.4%
Emerson Electric Co.	2,200	142,846
Electronic Components-Miscellaneous — 0.6%
Solectron Corp.*	18,100	62,807
Electronic Components-Semiconductors — 2.9%
Intel Corp.	12,600	292,698
Finance-Consumer Loans — 1.3%
First Marblehead Corp.*	2,300	132,319
Food-Miscellaneous/Diversified — 0.6%
Kraft Foods, Inc. Cl. A	1,800	59,490
Home Decoration Products — 1.0%
Newell Rubbermaid, Inc.	4,500	$98,730
Industrial Automation/Robotics — 1.3%
Rockwell Automation, Inc.	2,400	135,936
Instruments-Controls — 1.3%
Parker-Hannifin Corp.	1,500	91,380
Thermo Electron Corp.*	1,400	35,406
		126,786
Instruments-Scientific — 1.3%
PerkinElmer, Inc.	6,300	129,969
Internet Security — 3.1%
CheckFree Corp.*	2,100	85,596
Symantec Corp.*	5,100	108,783
VeriSign, Inc.*	4,000	114,800
		309,179
Medical Labs & Testing Services — 1.6%
Covance, Inc.*	3,400	161,874
Medical Products — 5.4%
Becton Dickinson & Co.	2,500	146,050
Johnson & Johnson	5,900	396,244
		542,294
Medical-Biomedical/Genetics — 1.5%
Amgen, Inc.*	1,000	58,210
Invitrogen Corp.*	1,300	89,960
		148,170
Medical-Drugs — 4.0%
Abbott Laboratories	1,000	46,620
Pfizer, Inc.	13,600	357,272
		403,892
Medical-HMO — 5.9%
Aetna, Inc.	1,800	134,910
Humana, Inc.*	3,400	108,596
UnitedHealth Group, Inc.	2,900	276,602
Wellpoint, Inc.*	600	75,210
		595,318
Multimedia — 1.7%
Gemstar - TV Guide International, Inc.*	21,000	91,350
Time Warner, Inc.*	4,300	75,465
		166,815
Networking Products — 2.1%
Cisco Systems, Inc.*	12,100	216,469
Oil & Gas Drilling — 2.9%
Diamond Offshore Drilling	3,800	189,620
Transocean Sedco Forex, Inc.*	2,100	108,066
		297,686
Oil Companies-Integrated — 1.6%
ConocoPhillips	1,500	161,760
Oil Field Machinery & Equipment — 1.1%
Grant Prideco, Inc.*	4,800	115,968
Optical Supplies — 1.7%
Alcon, Inc.	1,900	169,651
Property/Casualty Insurance — 1.4%
Chubb Corp.	1,800	142,686
Retail-Apparel/Shoe — 2.1%
Abercrombie & Fitch Co. Cl. A	2,100	120,204
American Eagle Outfitters, Inc.	3,200	94,560
		214,764
Retail-Discount — 0.9%
Wal-Mart Stores, Inc.	1,900	95,209

See Accompanying Notes to Financial Statements.

	Number
	of Shares	Value
COMMON STOCK (Continued)
Retail-Office Supplies — 1.0%
Staples, Inc.	3,200	$100,576
Retail-Regional Department Stores — 1.1%
Federated Department Stores, Inc.	1,700	108,188
Telecommunications Equipment — 1.9%
QUALCOMM, Inc.	5,100	186,915
Telephone-Integrated — 3.5%
AT&T Corp.	8,100	151,875
Bellsouth Corp.	3,400	89,386
Verizon Communications, Inc.	3,300	117,150
		358,411
Transport-Air Freight — 1.4%
CNF, Inc.	3,100	145,049
Transport-Rail — 2.8%
Burlington Northern Santa Fe Corp.	2,600	140,218
Norfolk Southern Corp.	3,900	144,495
		284,713
Web Portals/ISP — 1.2%
Yahoo!, Inc.*	3,500	118,650
TOTAL COMMON STOCK
(Cost: $9,321,679)		10,048,002
SHORT TERM INVESTMENTS — 0.4%

	Principal
	Amount	Value
Time Deposit — 0.4%
Brown Brothers Harriman & Co.
2.290%, 04/01/05
(Cost: $36,488)	$36,488	$36,488
TOTAL INVESTMENTS — 99.9%
(Cost: $9,358,167)		10,084,490
OTHER ASSETS IN EXCESS OF
LIABILITIES — 0.1%		13,900
NET ASSETS — 100.0%		$10,098,390

* Non-income producing securities.

Schedule of Investments by Industry as of March 31, 2005

Percentage of
Industry	Net Assets
Basic Materials	1.3%
Communications	15.8
Consumer, Cyclical	9.8
Consumer, Non-cyclical	30.2
Energy	5.7
Financial	2.7
Industrial	14.1%
Technology	19.9
Short Term Investments	0.4
Other assets in excess of liabilities	0.1
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

International Growth Fund

Management Team: Horacio A. Valeiras, CFA, Lead Portfolio Manager and Chief Investment Officer; Linda Ba, Portfolio Manager; Jason Campbell, Portfolio Manager; Rebecca K. Hagstrom, CFA, Investment Analyst; Flora Kim, Investment Analyst; Karl Richtenburg, Investment Analyst; Eric Sagmeister, Investment Analyst; Scott R. Williams, Investment Analyst; Michael J. Fredericks, Portfolio Specialist

Goal: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

Market Overview: Equities in developed non-U.S. markets posted strong increases during the twelve months ended March 31, 2005. Gains were widespread, as stock prices climbed higher in most countries in local currency terms. The U.S. dollar weakened relative to a broad basket of currencies, enhancing returns for U.S.-based investors.

During the first half of the period, equity performance was flat. Negative factors, such as rising oil prices and interest rates, were offset by expectations that slowing economic growth would keep central bankers from boosting rates as quickly as investors had originally thought. However, in the fourth quarter of 2004, the markets rallied on a steep drop in oil prices. Equities continued to advance in early 2005 (in local currency terms), yet at a more moderate pace.

Among the larger markets, Japan produced a solid gain but trailed the MSCI EAFE Index on weaker-than-expected economic data. Alternatively, stock markets in Australia and Spain performed especially well. In Australia, domestic demand remained brisk, and exports of metals and coal to China have risen 45% since 2001. In Spain, a boom in the housing market drove strength in consumer spending.

Performance: Between April 1, 2004 and March 31, 2005, the Fund’s Class R shares posted a 9.05% increase. The MSCI EAFE Index gained 15.49%.

Portfolio Specifics: Investors favored international value stocks over their growth counterparts during the fiscal year. This hurt the Fund’s relative performance since, consistent with our philosophy, holdings were concentrated in growth issues while the style-neutral benchmark is a blend of growth and value names. Stock selection in the United Kingdom, France and among financials also detracted from performance versus the index, as did an overweight in the information technology sector.

On a brighter note, issue selection in Canada, Hong Kong and the telecommunications services and consumer discretionary sectors helped relative results. The Fund’s best-performing holdings included Canada-based Precision Drilling, a contract drilling company; Hong-Kong based Esprit Holdings, a specialty retailer; and Telecom Italia Mobile, a wireless services provider based in Italy.

As a result of our stock-by-stock investment decisions, the Fund was underweight European markets at March 31, 2005. We found better opportunities elsewhere, particularly in emerging Asia where many companies are benefiting from high end-market demand and expanding operating margins.

Market Outlook: Near term, the outlook for international equities is mixed. Economic growth in Continental Europe has been weak, and economic indicators for Japan continue to deteriorate. On the other hand, corporate profits in Japan remain robust, and the European retail sector has been quite strong. In addition, there is still room for companies to increase margins through balance sheet restructuring and productivity gains.

Against this challenging backdrop, individual stock selection remains critical. We are confident our bottom-up investment process will uncover attractive opportunities for the Fund.

Comparison of Change in Value of a $250,000 Investment in International Growth Fund Class R Shares with the MSCI EAFE Index.

Annualized Total Returns

As of 3/31/05

		Since
1 Year	5 Years	Inception
9.05%	- 7.20%	7.59%

[

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”) over the periods indicated. The Fund’s Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund’s Class I Shares. Class I shares have no sales charge or distribution fee, but have a shareholder service fee of up to .25% of their average daily net assets. Class R Shares have distribution and shareholder services fees of up to .25% of their average daily net assets. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee prior to the adoption of the shareholder services plan in 2003 and distribution fees applicable to the Class R Shares, which would have made returns slightly lower. The Fund’s Class I Shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EAFE Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

Schedule of Investments as of March 31, 2005

International Growth Fund

	Number
	of Shares	Value
COMMON STOCK — 95.9%
Belgium — 2.1%
KBC Groupe S.A.	27,128	$2,293,462
Canada — 6.0%
ATI Technologies, Inc.*	61,200	1,056,312
Cameco Corp.	46,100	2,041,226
Canadian Pacific Railway, Ltd.	34,100	1,233,107
Fording Canadian Coal Trust	11,700	1,074,996
Precision Drilling Corp.*	15,700	1,172,162
		6,577,803
Egypt — 1.4%
Orascom Telecom SAE — GDR*	43,818	1,542,394
France — 8.1%
Accor S.A.	25,095	1,231,532
Lagardere S.C.A*	15,085	1,144,945
Pinault Printemps Redoute S.A.* ##	20,561	2,204,574
Publicis Groupe* ##	55,997	1,723,348
Sanofi — Synthelabo S.A.	29,825	2,521,472
		8,825,871
Germany — 7.9%
Adidas Salomon AG	11,529	1,834,300
Bayer AG	46,759	1,547,820
Bayerische Motoren Werke AG	39,112	1,781,658
HeidelbergCement AG*	17,437	1,099,787
Merck KGaA* ##	33,235	2,375,663
		8,639,228
Greece — 1.0%
Hellenic Telecommunications
Organization S.A.	60,200	1,059,355
Indonesia — 1.0%
PT Indosat — ADR	42,600	1,101,210
Israel — 0.7%
Machteshim-Agan Industries, Ltd.	144,425	807,256
Italy — 4.8%
ENI SpA	102,987	2,680,956
Mediobanca SpA*	98,579	1,715,503
Saipem SpA	64,535	820,277
		5,216,736
Japan — 18.1%
Asahi Glass Co., Ltd.	128,300	1,355,451
Canon, Inc.	26,300	1,413,846
Fuji Photo Film Co., Ltd.	37,700	1,381,675
Japan Tobacco, Inc.	187	2,080,497
Mitsubishi Estate##	170,000	1,980,366
Mitsubishi Tokyo Financial Group, Inc.	239	2,078,067
Shin-Etsu Chemical Co., Ltd.	38,000	1,442,408
SMC Corp.	11,200	1,270,157
Sumitomo Corp.	160,000	1,374,720
Sumitomo Mitsui Financial Group*	407	2,762,547
Tokyo Gas Co., Ltd.	345,000	1,393,418
Toppan Printing Co., Ltd.	121,000	1,328,104
		19,861,256
Luxembourg — 2.1%
Millicom International Cellular S.A.*	53,800	1,090,526
Stolt Offshores S.A.*	160,800	1,245,268
		2,335,794
Mexico — 1.5%
America Movil S.A. de CV -
Ser L — ADR	31,700	1,635,720
Netherlands — 2.6%
Royal Numico NV* ##	70,502	2,891,777
Republic Of China — 6.4%
China Telecom Corp. Ltd. — ADR*	31,700	$1,104,428
Esprit Holdings, Ltd.	445,000	3,038,234
Foxconn International Holdings, Ltd.	2,245,000	1,216,143
PetroChina Co., Ltd. Ser. H	2,694,000	1,675,255
		7,034,060
Singapore — 1.4%
Singapore Telecommunications Ltd.	952,000	1,489,214
South Korea — 2.2%
Daewoo Shipbuilding & Marine
Engineering Co., Ltd.	70,080	1,318,097
LG Electronics, Inc.	16,100	1,079,675
		2,397,772
Spain — 2.8%
Banco Bilbao Vizcaya Argentaria S.A.	95,292	1,555,509
Gestevision Telecinco S.A.*	64,960	1,514,589
		3,070,098
Switzerland — 7.9%
Adecco SA-Reg	25,692	1,416,196
Roche Holding AG-Genusschein	19,178	2,062,773
Straumann AG##	5,300	1,151,691
Swiss Life Holding*	11,369	1,715,032
UBS AG##	27,304	2,313,704
		8,659,396
Thailand — 2.1%
Italian - Thai Development PLC*	4,316,100	1,136,542
TelecomAsia Corp. Public Co., Ltd.*	4,994,700	1,155,619
		2,292,161
United Kingdom — 15.8%
Arm Holdings PLC	984,315	1,957,610
Diageo PLC	78,309	1,103,876
easyJET PLC*	209,923	855,817
Man Group PLC	82,937	2,153,302
Morrison Supermarkets	820,616	3,039,247
Premier Farnell PLC	311,711	999,843
Royal Bank of Scotland Group PLC*	61,512	1,957,365
Shire Pharmaceuticals Group PLC*	88,915	1,015,643
Taylor Woodrow PLC	149,624	865,152
Vodafone Group PLC	1,263,934	3,355,603
		17,303,458
TOTAL COMMON STOCK
(Cost: $93,686,887)		105,034,021
EQUITY-LINKED SECURITIES — 2.0%
United Kingdom — 2.0%
UBS AG Far EasTone
Telecommunications
Co., Ltd — 03/10/06	1,764,000	2,233,224
TOTAL EQUITY-LINKED SECURITIES — 2.0%
(Cost: $2,241,132)		2,233,224

	Principal
	Amount
SHORT TERM INVESTMENTS — 11.6%
Money Market Funds — 9.6%
Allianz Dresdner Daily Asset Fund** ^	$10,497,014	10,497,014
Time Deposits — 2.0%
Wachovia Bank GC
2.290%, 04/01/05	2,199,657	2,199,657
TOTAL SHORT TERM INVESTMENTS
(Cost: $12,696,671)		12,696,671

See Accompanying Notes to Financial Statements.

Value
TOTAL INVESTMENTS — 109.5%
(Cost: $108,624,690)	$119,963,916
LIABILITIES IN EXCESS OF
OTHER ASSETS — (9.5%)	(10,393,122)
NET ASSETS — 100.0%	$109,570,794

* Non-income producing securities.

** All of the security is purchased with cash collateral proceeds from securities loans.

^ Affiliated institutional money market fund.

## All or a portion of the Fund’s holdings in this security was on loan as of 03/31/05.

ADR — American Depository Receipt

Schedule of Investments by Industry as of March 31, 2005

Percentage of
Industry	Net Assets
Basic Materials	5.3%
Communications	19.5
Consumer, Cyclical	11.3
Consumer, Non-cyclical	19.2
Energy	7.9
Financial	18.7
Industrial	10.7
Technology	4.0%
Utilities	1.3
Short Term Investments	11.6
Liabilities in excess of other assets	(9.5)
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

Nicholas-Applegate Institutional Funds

Shareholder Expense Example — (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 to March 31, 2005).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs and are calculated before expense offset arrangements. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During the Period*
	Value	Value	October 1, 2004 to
	October 1, 2004	March 31, 2005	March 31, 2005
U.S. Emerging Growth — Class R
Actual	$1,000.00	$1,045.67	$8.42
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,016.70	$8.30
U.S. Small Cap Value — Class R (1)
Actual	$1,000.00	$997.39	$5.05
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,011.25	$5.08
U.S. Large Cap Value — Class R
Actual	$1,000.00	$1,046.57	$5.41
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,019.65	$5.34
U.S. Systematic Large Cap Growth — Class R
Actual	$1,000.00	$1,035.60	$6.90
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,018.15	$6.84
International Growth — Class R
Actual	$1,000.00	$1,073.90	$8.38
Hypothetical (5% return before expenses and before offset
arrangements)	$1,000.00	$1,016.85	$8.15

(1) Fund’s Class R beginning account value on 12/02/04 (Class inception date)

* Expenses are equal to the Fund’s annualized expense ratio (show in the table below); multiplied by the average account value over the period.

Annualized
Expense Ratio
U.S. Emerging Growth Class R	1.65%
U.S. Small Cap Value R	1.55%
U.S. Large Cap Value Class R	1.06%
U.S. Systematic Large Cap Select Growth — Class R	1.36%
International Growth — Class R	1.62%

(This page intentionally left blank)

Nicholas-Applegate Institutional Funds

Financial Highlights

For a Class R share outstanding during the period indicated

		Net			Distributions from:
	Net Asset	Investment	Net Realized	Total from	Net	Net
	Value,	Income	and Unrealized	Investment	Investment	Realized	Total
	Beginning	(Loss) (1)	Gains (Loss)	Operations	Income	Capital Gains	Distributions
U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
For the year ended 03/31/05	$9.52	$(0.10)	$0.23	$0.13	$—	$—	$—
For the year ended 03/31/04	6.27	(0.11)	3.36	3.25	—	—	—
For the year ended 03/31/03	9.54	(0.09)	(3.18)	(3.27)	—	—	—
For the year ended 03/31/02	9.55	(0.07)	0.06	(0.01)	—	—	—
For the year ended 03/31/01	27.05	(0.06)	(12.36)	(12.42)	—	(5.08)	(5.08)
U.S. SMALL CAP VALUE
12/02/04 (commenced) to 03/31/05	$17.53	$(0.00)(8)	$(0.14)	$(0.14)	$—	$—	$—
U.S. LARGE CAP VALUE
For the year ended 03/31/05	$24.33	$0.36	$2.23	$2.59	$(0.30)	$—	$(0.30)
For the year ended 03/31/04	18.15	0.24	6.45	6.69	(0.51)	—	(0.51)
For the year ended 03/31/03	24.39	0.21	(6.20)	(5.99)	(0.25)	—	(0.25)
For the year ended 03/31/02	23.39	0.15	1.26	1.41	(0.04)	(0.37)	(0.41)
For the year ended 03/31/01	21.74	0.18	1.63	1.81	(0.16)	—	(0.16)
U.S. SYSTEMATIC LARGE CAP GROWTH
For the year ended 03/31/05	$14.90	$0.02	$0.54	$0.56	$—	$—	$—
For the year ended 03/31/04	12.61	(0.06)	2.35	2.29	—	—	—
For the year ended 03/31/03	17.96	(0.08)	(5.27)	(5.35)	—	—	—
For the year ended 03/31/02	22.52	(0.16)	(4.40)	(4.56)	—	—	—
For the year ended 03/31/01	49.77	(0.32)	(25.90)	(26.22)	—	(1.03)	(1.03)
GLOBAL EQUITY FUNDS
INTERNATIONAL GROWTH
For the year ended 03/31/05	$18.93	$0.15	$1.53	$1.68	$—	$(0.42)	$(0.42)
For the year ended 03/31/04	12.72	0.12	6.10	6.22	(0.01)	—	(0.01)
For the year ended 03/31/03	17.07	0.10	(4.45)	(4.35)	—	—	—
For the year ended 03/31/02	19.13	0.02	(2.08)	(2.06)	—	—	—
For the year ended 03/31/01	31.84	(0.03)	(11.26)	(11.29)	—	(1.42)	(1.42)

(1) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.

(2) Total returns are not annualized for periods less than one year.

(3) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

(4) This calculation includes expenses not part of the expense reimbursement calculation.

(5) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses) of the U.S. Emerging Growth, U.S. Large Cap Value, U.S. Systematic Large Cap Growth and International Growth do not exceed 1.25%, 1.00%, 1.00% and 1.15%, for the period 4/1/03 to 7/28/03, 1.48%, 0.81%, 1.12% and 1.41% for the period 7/29/03 to 3/31/04, respectively.

(6) The Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expense) of U.S. Large Cap Value, U.S. Systematic Large Cap Growth, and International Growth excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25%, 1.25% and 1.65% for the period 4/1/02 to 6/30/02. 1.10%, 1.15% and 1.40% for the period 7/1/02 to 1/21/03, 1.25%, 1.25% and 1.40% for the period 1/22/03 to 3/31/03, respectively. Emerging Growth had rates throughout the year of 1.50%.

(7) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.50% representing a .08% increase in the Fund’s expense cap.

(8) Amount less than one penny.

(9) Inception to date return.

See Accompanying Notes to Financial Statements.

		Ratios to Average Net Assets (3)
					Expenses	Expenses Net of	Fund’s
Net Asset		Net		Expense	Net of	Reimbursement/	Portfolio	Net Assets,
Value,	Total	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover	Ending
Ending	Return (2)	Income (Loss)	Expenses	Recoupment	Recoupment	Offset (4)	Rate	(in 000’s)

$9.65	1.37%	(1.06%)	1.89%	(0.20%)	1.69%	1.26%	142%	$3,681
9.52	51.83%	(1.28%)	1.73%	—	1.73%	1.51%(5)	166%	3,948
6.27	(34.28%)	(1.20%)	1.74%	(0.20%)	1.54%	1.50%(6)	118%	2,879
9.54	(0.10%)	(0.73%)	1.59%	(0.11%)	1.48%	1.48%(7)	138%	4,597
9.55	(49.67%)	(0.32%)	1.55%	(0.12%)	1.43%	1.43%	120%	3,577

$17.39	(0.80%)(9)	(0.02%)	1.59%	(0.03%)	1.56%	1.29%	73%	$658

$26.62	10.69%	1.44%	1.56%	(0.50%)	1.06%	1.01%	42%	$8,047
24.33	37.09%	1.10%	1.52%	(0.45%)	1.07%	1.04%(5)	51%	8,405
18.15	24.58%	1.03%	1.54%	(0.34%)	1.20%	1.19%(6)	139%	6,749
24.39	6.13%	0.63%	1.39%	(0.13%)	1.26%	1.26%	99%	11,423
23.39	8.31%	0.78%	1.47%	(0.20%)	1.27%	1.27%	120%	9,838

$15.46	3.76%	0.14%	1.94%	(0.57%)	1.37%	1.29%	197%	$9,318
14.90	18.16%	(0.41%)	1.58%	(0.20%)	1.38%	1.18%(5)	172%	10,229
12.61	(29.79%)	(0.59%)	1.51%	(0.30%)	1.21%	1.20%(6)	193%	9,052
17.96	(20.25%)	(0.79%)	1.35%	(0.10%)	1.25%	1.25%	224%	38,386
22.52	(53.35%)	(0.80%)	1.32%	(0.07%)	1.25%	1.25%	160%	41,730

$20.19	8.94%	0.80%	1.66%	(0.02%)	1.64%	1.32%	203%	$1,749
18.93	48.86%	0.71%	1.74%	(0.04%)	1.70%	1.44%(5)	186%	9,236
12.72	(25.48%)	0.65%	1.72%	(0.21%)	1.51%	1.48%(6)	203%	7,845
17.07	(10.77%)	(0.09%)	1.61%	0.01%	1.62%	1.62%	232%	11,199
19.13	(36.17%)	(0.13%)	1.58%	0.08%	1.66%	1.66%	234%	11,216

See Accompanying Notes to Financial Statements.

Nicholas-Applegate Institutional Funds

Statements of Assets and Liabilities

March 31, 2005

	U.S. Emerging	U.S. Small Cap	U.S. Large Cap	U.S. Systematic	International
	Growth	Value	Value	Large Cap Growth	Growth
ASSETS
Investments, at value*	$17,816,017	$107,553,525	$24,836,779	$10,084,490	$119,963,916
Foreign currencies, at value**	—	—	—	—	2,182
Cash	—	50	—	—	—
Receivables:
Investment securities sold	318,849	582,689	—	—	1,376,123
Capital shares sold	47,585	184,337	138,503	15,169	42,214
Dividends	1,664	102,090	32,937	8,469	257,906
Foreign taxes receivable	—	—	—	—	7,195
Interest	—	—	—	—	—
From investment advisor	—	—	1,687	2,178	—
Expense offset and other	28,575	75,244	7,028	9,654	145,498
Other assets	15,598	33,949	21,068	15,418	25,425
Total assets	18,228,288	108,531,884	25,038,002	10,135,378	121,820,459
LIABILITIES
Payables:
Bank overdraft	$—	$—	$—	$—	$—
Investments purchased	94,328	749,142	—	—	1,484,904
Capital shares redeemed	—	4,747	—	—	439
Collateral on securities loaned	2,346,125	3,218,000	—	—	10,497,014
Distributions fee	794	142	1,733	2,001	384
To investment advisor	12,382	67,804	—	—	62,683
Other Liabilites	50,997	125,581	41,663	34,987	204,241
Total Liabilities	2,504,626	4,165,416	43,396	36,988	12,249,665
NET ASSETS	15,723,662	104,366,468	24,994,606	10,098,390	109,570,794
* Investments, at cost	15,465,157	94,267,212	20,240,208	9,358,167	108,624,690
** Foreign currencies, at cost	—	—	—	—	2,034
NET ASSETS CONSIST OF:
Paid-in capital	$24,552,020	$88,585,238	$26,121,505	$19,201,221	$108,325,105
Undistributed net investment income (loss)	—	—	363,111	26,492	(263,355)
Accumulated net realized gain (loss) on
investments and foreign currencies	(11,179,218)	2,494,917	(6,086,581)	(9,855,646)	(9,830,997)
Net unrealized appreciation (depreciation) of
investments and of other assets and liabilities
denominated in foreign currencies	2,350,860	13,286,313	4,596,571	726,323	11,340,041
Net Assets applicable to all shares outstanding	$15,723,662	$104,366,468	$24,994,606	$10,098,390	$109,570,794
Net Assets of Class R shares	$3,680,898	$658,096	$8,046,544	$9,318,468	$1,749,416
Net Assets of Class I shares	12,042,764	86,017,427	16,948,062	779,922	41,394,038
Net Assets of Class II shares	—	17,690,945	—	—	—
Net Assets of Class III shares	—	—	—	—	40,405,430
Net Assets of Class IV shares	—	—	—	—	26,021,910
Class R Shares outstanding	381,483	37,842	302,298	602,710	86,662
Class I Shares outstanding	1,232,991	4,942,937	634,515	49,775	2,022,406
Class II Shares outstanding	—	1,017,469	—	—	—
Class III Shares outstanding	—	—	—	—	1,979,233
Class IV Shares outstanding	—	—	—	—	1,272,746
Net Asset Value — Class R Share	$9.65	$17.39	$26.62	$15.46	$20.19
Net Asset Value — Class I Share	$9.77	$17.40	$26.71	$15.67	$20.47
Net Asset Value — Class II Share	$—	$17.39	$—	$—	$—
Net Asset Value — Class III Share	$—	$—	$—	$—	$20.41
Net Asset Value — Class IV Share	$—	$—	$—	$—	$20.45

See Accompanying Notes to Financial Statements.

Nicholas-Applegate Institutional Funds

Statements of Operations

Year Ended March 31, 2005

	U.S. Emerging	U.S. Small Cap	U.S. Large Cap	U.S. Systematic	International
	Growth	Value	Value	Large Cap Growth	Growth
INVESTMENT INCOME
Dividends, net of foreign taxes*	$45,290	$948,250	$554,951	$181,351	$1,639,377
Interest	23,625	17	109	853	5,517
Total Income	68,915	948,267	555,060	182,204	1,644,894
EXPENSES
Advisory fee	190,439	568,883	101,818	57,137	551,614
Accounting and administration fees	30,001	79,647	29,232	22,817	87,936
Custodian fees	51,672	28,232	24,238	21,452	177,875
Transfer agent fees and expenses	24,466	27,781	23,413	23,370	30,573
Shareholder servicing fees	42,476	96,665	50,176	43,390	190,000
Administrative services	30,470	88,549	27,151	19,046	178,650
Professional fees	12,501	46,878	15,042	8,120	54,079
Shareholder reporting	7,759	21,990	10,133	13,416	33,830
Registration fees	21,012	26,890	25,920	21,147	18,355
Trustees’ fees and expenses	3,391	8,700	3,354	2,025	12,094
Interest and credit facility fee	—	648	—	—	—
Insurance	3,812	5,942	2,239	2,018	13,446
Miscellaneous	5,208	7,382	4,211	4,382	121
Total Expenses	423,207	1,008,187	316,927	238,320	1,348,573
Expense offset	(101,166)	(131,561)	(12,335)	(11,133)	(343,987)
Expenses (reimbursed)/recouped	(44,599)	(25,796)	(112,644)	(71,475)	(487)
Net Expenses	277,442	850,830	191,948	155,712	1,004,099
NET INVESTMENT INCOME (LOSS)	(208,527)	97,437	363,112	26,492	640,795
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Realized gain from:
Securities	3,800,670	8,644,160	1,535,914	1,661,538	19,372,953
Foreign currency transactions	—	—	—	—	(635,955)
Net realized gain (loss)	3,800,670	8,644,160	1,535,914	1,661,538	18,736,998
Change in unrealized appreciation (depreciation) of:
Investments	(4,281,928)	(1,752,501)	542,896	(1,198,653)	(10,082,696)
Other assets and liabilities denominated in
foreign currencies	—	—	—	—	(18,067)
Net unrealized appreciation (depreciation)	(4,281,928)	(1,752,501)	542,896	(1,198,653)	(10,100,763)
NET GAIN (LOSS) ON INVESTMENTS	(481,258)	6,891,659	2,078,810	462,885	8,636,235
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(689,785)	$6,989,096	$2,441,922	$489,377	$9,277,030
* Foreign taxes withheld	$—	$—	$—	$—	$177,403

See Accompanying Notes to Financial Statements.

Nicholas-Applegate Institutional Funds

Statements of Changes in Net Assets

Years Ended March 31

	U.S. Emerging Growth		U.S. Small Cap Value
	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$(208,527)	$(456,250)	$97,437	$79,718
Net realized gain (loss)	3,800,670	10,945,194	8,644,160	6,083,730
Net unrealized appreciation (depreciation)	(4,281,928)	7,023,694	(1,752,501)	15,123,825
Net increase (decrease) in net assets from investment operations	(689,785)	17,512,638	6,989,096	21,287,273
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—	(54,300)	(58,291)
From net realized gains	—	—	(8,482,337)	(1,558,819)
Total distributions	—	—	(8,536,637)	(1,617,110)
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Class R	575,960	1,179,622	670,138	—
Class I	1,968,884	11,253,913	64,014,161	38,131,382
Class II	—	—	17,909,758	—
Distributions reinvested
Class R	—	—	—	—
Class I	—	—	8,024,945	1,473,567
Class II	—	—	408,836	—
Cost of shares redeemed
Class R	(898,510)	(1,529,721)	(7,316)	—
Class I	(21,275,687)	(32,008,789)	(50,897,777)	(4,463,749)
Class II	—	—	—	—
Class IV	—	—	—	—
Net assets received in conjunction with merger agreement
Class IV	—	—	—	—
Net increase (decrease) in net assets from share transactions	(19,629,353)	(21,104,975)	40,122,745	35,141,200
Net Increase (Decrease) in Net Assets	(20,319,138)	(3,592,337)	38,575,204	54,811,363
NET ASSETS
Beginning	36,042,800	39,635,137	65,791,264	10,979,901
Ending	$15,723,662	$36,042,800	$104,366,468	$65,791,264
Undistributed net investment income (loss), ending	$—	$—	$—	$55,186
CLASS R — CAPITAL SHARE ACTIVITY
Shares sold	61,609	139,728	38,257	—
Distributions reinvested	—	—	—	—
Shares redeemed	(94,910)	(183,884)	(415)	—
Net Class R Share Activity	(33,301)	(44,156)	37,842	—
CLASS I — CAPITAL SHARE ACTIVITY
Shares sold	209,252	1,534,091	3,657,363	2,859,617
Distributions reinvested	—	—	464,406	93,264
Shares redeemed	(2,315,669)	(4,012,939)	(2,909,001)	(295,642)
Net Class I Share Activity	(2,106,417)	(2,478,848)	1,212,768	2,657,239
CLASS II — CAPITAL SHARE ACTIVITY
Shares sold	—	—	993,783	—
Distributions reinvested	—	—	23,686	—
Shares redeemed	—	—	—	—
Net Class II Share Activity	—	—	1,017,469	—
CLASS III — CAPITAL SHARE ACTIVITY
Shares sold	—	—	—	—
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net Class III Share Activity	—	—	—	—
CLASS IV — CAPITAL SHARE ACTIVITY
Shares received in conjunction with merger agreement	—	—	—	—
Shares redeemed	—	—	—	—
Net Class IV Share Activity	—	—	—	—

See Accompanying Notes to Financial Statements.

U.S. Large Cap Value		U.S. Systematic Large Cap Growth
2005	2004	2005	2004

$363,112	$308,286	$26,492	$(63,463)
1,535,914	2,036,857	1,661,538	3,077,381
542,896	6,130,411	(1,198,653)	1,280,165
2,441,922	8,475,554	489,377	4,294,083

(308,287)	(518,008)	—	—
—	—	—	—
(308,287)	(518,008)	—	—

584,575	970,722	753,732	1,503,639
6,528,160	7,248,568	240,548	1,400,861
—	—	—	—

101,393	181,381	—	—
206,894	336,468	—	—
—	—	—	—

(1,814,722)	(1,774,921)	(2,029,789)	(1,969,935)
(3,793,816)	(28,279,823)	(3,102,539)	(18,861,142)
—	—	—	—
—	—	—	—

—	—	—	—
1,812,484	(21,317,605)	(4,138,048)	(17,926,577)
3,946,119	(13,360,059)	(3,648,671)	(13,632,494)

21,048,487	34,408,546	13,747,061	27,379,555
$24,994,606	$21,048,487	$10,098,390	$13,747,061
$363,111	$308,286	$26,492	$—

23,362	44,394	50,204	104,959
3,912	8,137	—	—
(70,407)	(78,872)	(134,105)	(136,216)
(43,133)	(26,341)	(83,901)	(31,257)

257,276	316,713	15,848	97,300
7,961	15,061	—	—
(148,861)	(1,333,258)	(199,645)	(1,304,016)
116,376	(1,001,484)	(183,797)	(1,206,716)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
	International Growth
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS:
Net investment income	$640,795	$1,027,876
Net realized gain	18,736,998	23,403,242
Net unrealized appreciation (depreciation)	(10,100,763)	22,572,455
Net increase (decrease)in net assets from investment operations	9,277,030	47,003,573
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(327,979)	(484,596)
From net realized gains	(2,360,474)	—
Total distributions	(2,688,453)	(484,596)
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Class R	431,257	1,493,312
Class I	6,031,712	25,196,139
Class II	—	34,143,763
Class III	—	36,914,124
Class IV	—	19,914,459
Distributions reinvested
Class R	39,004	2,197
Class I	991,479	102,636
Class II	—	145,987
Class III	995,381	152,119
Class IV	658,803	81,263
Cost of shares redeemed
Class R	(7,774,143)	(3,483,853)
Class I	(19,994,044)	(87,368,940)
Class II	(15,355,579)	(25,552,940)
Class III	—	(7,096,631)
Class IV	(34,895)	(42,831)
Net assets received in conjunction with merger agreement
Class I	—	—
Class II	—	—
Net increase (decrease) in net assets from share transactions	(34,011,025)	(5,399,196)
Net Increase (Decrease) in Net Assets	(27,422,448)	41,119,781
NET ASSETS
Beginning	136,993,242	95,873,461
Ending	$109,570,794	$136,993,242
Undistributed net investment income (loss), ending	$(263,355)	$(16,421)
CLASS R — CAPITAL SHARE ACTIVITY
Shares sold	22,903	90,775
Distributions reinvested	1,994	130
Shares redeemed	(426,253)	(219,722)
Net Class R Share Activity	(401,356)	(128,817)
CLASS I — CAPITAL SHARE ACTIVITY
Shares sold	309,079	1,541,651
Distributions reinvested	50,049	6,030
Shares redeemed	(1,031,238)	(5,715,622)
Shares received in conjunction with merger agreement	—	—
Net Class I Share Activity	(672,110)	(4,167,941)
CLASS II — CAPITAL SHARE ACTIVITY
Shares sold	—	2,225,984
Distributions reinvested	—	8,587
Shares redeemed	(825,784)	(1,408,787)
Shares received in conjunction with merger agreement	—	—
Net Class II Share Activity	(825,784)	825,784
CLASS III — CAPITAL SHARE ACTIVITY
Shares sold	—	2,315,001
Distributions reinvested	50,425	8,943
Shares redeemed	—	(395,136)
Net Class III Share Activity	50,425	1,928,808
CLASS IV — CAPITAL SHARE ACTIVITY
Shares sold	—	1,238,937
Distributions reinvested	33,340	4,777
Shares redeemed	(1,793)	(2,515)
Net Class IV Share Activity	31,547	1,241,199

See Accompanying Notes to Financial Statements.

Nicholas-Applegate Institutional Funds

Notes to Financial Statements

Note A — Organization

Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the “Trust”) is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of twelve separate portfolios (collectively the “Funds” and each a “Fund”). Each Fund’s investment objectives, strategies and risks are discussed in the Funds’ current prospectuses. All of the Funds have issued Class I shares (“Class I”), six Funds have issued Class II shares (“Class II”), one Fund has issued Class III shares (“Class III”), two Funds have issued Class IV shares (“Class IV”) and five Funds have issued Retirement shares (“Class R”). No shares have a sales charge. Class R has a distribution fee. All Funds have a shareholder services fee. The Funds offering Class R shares are covered in this report.

On April 19, 2004 the name of the following Fund was changed to more accurately reflect its investment policy.

Old	New
U.S. Large Cap Select	U.S. Systematic Large Cap
Growth	Growth

Note B — Significant Accounting Policies

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

Security Valuations

Equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany.

The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bid and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser’s portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation.

Security Transactions and Investment Income

Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

Non-U.S. Currency Transactions

At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds’ management strategy. There were no such forward non-U.S. currency contracts throughout year.

Futures Contracts

Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts March 31, 2005.

Options Contracts

The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Securities Lending

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund’s total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, loose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The market value of securities on loan and the related collateral at the period ended March 31, 2005 were:

Fund	Value	Collateral
U.S. Emerging Growth	$2,284,894	$2,346,125
U.S. Small Cap Value	3,110,088	3,218,000
International Growth	9,978,756	10,497,014

Credit Facility

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in January 2006. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended March 31, 2005, the Funds did not borrow against the line of credit.

Commitments and Contingencies

The Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

Fund Expenses and Multi-Class Allocations

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

Many of the brokers with whom the Investment Adviser places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. In addition, through arrangements with the Funds custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds expenses. During the period, the credits used to reduce the Funds expenses were:

	Credit	Direct	Security
	Interest	Brokerage	Lending
Fund	Offset	Offset	Offset
U.S. Emerging Growth	6,152	39,090	55,924
U.S. Small Cap Value	73,228	38,291	20,042
U.S. Large Cap Value	7,345	4,990	—
U.S. Systematic Large Cap Growth	806	9,770	557
International Growth	20,288	220,985	102,714

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Note C  Federal Income Taxes

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds’ tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

Distributions to Shareholders

The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds’ capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

The tax characters of distributions paid during the fiscal year ended March 31, 2005 were as follows:

	Distribution paid from:
		Net	Total		Total
	Ordinary	long term	taxable	Tax return	distributions
Fund	Income	capital gain	distributions	of capital	paid (1)
U.S. Small Cap Value	4,987,214	3,549,423	8,536,637	—	8,536,637
U.S. Large Cap Value	308,287	—	308,287	—	308,287
International Growth	327,979	2,360,474	2,688,453	—	2,688,453

The tax characters of distributions paid during the fiscal year ended March 31, 2004 were as follows:

	Distribution paid from:
		Net	Total		Total
	Ordinary	long term	taxable	Tax return	distributions
Fund	Income	capital gain	distributions	of capital	paid (1)
U.S. Small Cap Value	1,430,416	186,694	1,617,110	—	1,617,110
U.S. Large Cap Value	518,008	—	518,008	—	518,008
International Growth	484,596	—	484,596	—	484,596

As of March 31, 2005 the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Components of accumulated earnings/(deficit):
	Undistributed	Undistributed		Accumulated	Unrealized	Total
	ordinary	long-term	Accumulated	capital and	appreciation/	accumulated
Fund	income	capital gains	earnings	other losses (2)	(depreciation)	earning/(deficit)
U.S. Emerging Growth	—	—	—	(11,033,225)	2,204,867(3)	(8,828,358)
U.S. Small Cap Value	748,070	1,833,838	2,581,908	—	13,199,322(4)	15,781,230
U.S. Large Cap Value	363,111	—	363,111	(5,910,341)	4,420,331(3)	(1,126,899)
U.S. Systematic Large Cap Growth	26,492	—	26,492	(9,749,949)	620,626(3)	(9,102,831)
International Growth	7,292,666	7,788,127	15,080,793	(24,887,165)	11,052,061(3)	1,245,689

(2) The following Funds had net capital loss carryforwards of approximately:

	Capital Loss		Post October
	CarryForward	Expiration	Losses
Fund	(in 000’s)	Date	(in 000’s)
U.S. Emerging Growth	$1,030	March 31, 2011	$—
	10,003	March 31, 2010	—
U.S. Large Cap Value	5,910	March 31, 2011	—
U.S. Systematic Large Cap Growth	321	March 31, 2012	81
	2,665	March 31, 2011	—
	6,683	March 31, 2010	—
International Growth	10,739	March 31, 2011	263
	13,885	March 31, 2010	—

To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The availability of loss carryforwards to any future years may be substantially limited a result of past or future ownership changes as determined under Internal Revenue Code Section 382. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended March 31, 2005, the Fund deferred to April 1, 2005, post October capital and currency losses.

(3) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(4) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and REIT adjustments.

Note D — Transactions with Affiliates

The Investment Adviser receives the following annual fees payable monthly based on the average daily net assets of each Fund.

Fund	Advisory Fee
U.S. Emerging Growth	0.75%
U.S. Small Cap Value	0.75%
U.S. Large Cap Value	0.45%
U.S. Systematic Large Cap Growth	0.45%
International Growth	0.50%

Pursuant to the Administrative Services agreement the Investment Adviser provides operational support services to the Funds and receives the following annual fees payable monthly based on average daily net assets of each Fund.

Administrative
Fund	Services Fee
U.S. Emerging Growth	0.12%
U.S. Small Cap Value	0.12%
U.S. Large Cap Value	0.12%
U.S. Systematic Large Cap Growth	0.15%
International Growth	0.25%

Pursuant to the Shareholder Services agreement the Investment Adviser provides account servicing to the Funds and receives the following annual fees payable monthly based on the average daily net assets of each Fund.

Shareholder
Fund	Services Fee
U.S. Emerging Growth	0.13%
U.S. Small Cap Value	0.13%
U.S. Large Cap Value	0.13%
U.S. Systematic Large Cap Growth	0.15%
International Growth	0.25%

The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Funds so that total operating expenses are limited to certain levels through March 31, 2006. The Investment Adviser will recover expense reimbursements paid to the Funds to the extent of the difference between the Funds’ actual expenses (exclusive of taxes, interest, brokerage and the expenses incurred from the operation of the Mauritius Company ) when they fall below the limit in the year such reimbursement is paid.

The Funds reduce expenses by offsets to custodial and other fees based upon the amount of securities lent to third parties, brokerage commissions recaptured and cash maintained with its custodian. These offset arrangements will have no effect on the amount of fees that the Investment Adviser must waive or expenses that it must otherwise reimburse under the Expense Limitation Agreement.

The following table presents expense limitations for the Funds for the period ended March 31, 2005.

Class R
Fund	4/1/04 to 03/31/05
U.S. Emerging Growth	1.73%
U.S. Small Cap Value	1.55%
U.S. Large Cap Value	1.06%
U.S. Systematic Large Cap Growth	1.37%
International Growth	1.66%

Shareholder Services Agreement

Each of the Funds has entered into a Shareholder Services Agreement with the Distributor under which each Fund will pay the distributor up to 0.25% of the average daily assets of each of the Funds to pay financial institutions, including the Investment Adviser, for certain personal services for shareholders and for the maintenance of shareholder accounts.

Distribution Plan

Each Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act. Class R shares may pay a fee to the Distributor in an amount computed at an annual rate of up to 0.25% of the average daily net assets to finance any activity which is principally intended to result in the sale of shares. The schedule of such fees and the basis upon which such fees will be determined from time to time by the Distributor. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

Trustee Compensation

Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,000 each from the Trust.

Allianz Dresdner Daily Asset Fund

The Funds may invest securities lending collateral in affiliated Allianz Dresdner Daily Assets Fund. The Allianz Dresdner Daily Asset Fund is an investment company managed by Drezdner Advisor, LLC, an affiliate of Nicholas-Applegate Capital Management.

Broker Commission

Certain of the Funds placed a portion of their portfolio transactions with the brokers Kleinwort Benson and Dresdner Kleinwort Wasserstein, each of which are affiliates of the investment adviser and the Trust.

Note E — Investment Transactions

The following table presents purchases and sales of securities, excluding short-term investments, during the year ended March 31, 2005 to indicate the volume of transactions in each Fund. The tax cost of securities held at March 31, 2005, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

						Net
				Gross	Gross	Unrealized
				Unrealized	Unrealized	Appreciation
	Purchases	Sales	Tax Cost	Appreciation	Depreciation	(Depreciation)
Fund	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)
U.S. Emerging Growth	$35,505	$55,588	$15,611	$2,723	$(518)	$2,205
U.S. Small Cap Value	78,717	52,659	94,391	15,374	(2,212)	13,162
U.S. Large Cap Value	10,886	9,186	20,416	4,702	(282)	4,420
U.S. Systematic Large Cap Growth	24,709	28,789	9,464	1,061	(441)	620
International Growth	$219,921	255,332	108,913	12,497	(1,446)	11,051

Gains and losses resulting from the redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the period, the Funds did not have any redemptions-in-kind.

Note F — Financial Instruments

During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds’ involvement in such contracts.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nicholas-Applegate Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios comprising the Nicholas-Applegate Institutional Funds (collectively, the “Funds”) at March 31, 2005, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and each of their financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for years ended March 31, 2002 and 2001 were audited by other independent accountants whose report dated May 1, 2002 expressed an unqualified opinion on those financial highlights.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Los Angeles, California

May 25, 2005

Nicholas-Applegate Institutional Funds

Supplementary Information — (Unaudited)

Proxy Voting (unaudited)

The Investment Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds’ securities were voted, please call the Funds at 1-800-551-8043. You may also view how the Fund’s securities were voted by visiting the Securities & Exchange Commission’s website at www.sec.gov.

Additional Federal Tax Information (unaudited)

The Funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each Fund will be reported to shareholders on the 2005 Form 1099-DIV.

The amounts which represent income derived from sources within, and taxes paid to non-U.S. countries or possessions of the United States are as follows:

	Foreign
Fund	Source Income	FTC Total:
International Growth	$1,797,390	$173,830

The percentage of ordinary dividends paid by the Funds during the year ended March 31, 2005, which qualify for the Dividends Received Deduction available to corporate shareholders was:

Fund	Percentage:
U.S. Small Cap Value	14.04%
U.S. Large Cap Value	100.00%

The Funds hereby designate the following approximate amounts as capital gains distributions for the purpose of the Dividends Paid Deduction:

Fund	Amounts:
U.S. Small Cap Value	$3,549,423
International Growth	2,360,474

Quarterly Filing (unaudited)

The Funds provide a complete list of their holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds’ semiannual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Funds’ Form N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

Trustee Approval of Management Fee (unaudited)

Based upon the recommendation of the Contract Committee of the Board of Trustees, a Committee comprised of all of the independent Trustees, the Trustees unanimously approved the continuance of the Investment Advisory Agreement between the Funds and Nicholas-Applegate at a meeting held November 11, 2004.

In approving the Investment Advisory Agreement, the Trustees, through its Contract Committee, evaluated a comprehensive package of materials, including performance and expense data for other funds with similar investment objectives/policies that had been provided by an independent organization. Prior to making its recommendation, the Contract Committee reviewed the proposed continuance of the Investment Advisory Agreement with representatives of Nicholas-Applegate and with independent legal counsel who prepared a legal memorandum outlining the legal guidelines for review of the Investment Advisory Agreement. Members of the Contract Committee also met privately with independent legal counsel to discuss the factors they felt were relevant. The factors included:

1. comparative performance data for each of the Funds and other funds with similar investment objectives/policies and to a relevant index;

2. payments received by Nicholas-Applegate; and costs incurred by Nicholas-Applegate and their profit margins in connection with its relationship to the Funds;

3. comparative fee and expense data for each of the Funds and other funds with similar investment objectives/policies;

4. Implementation of Nicholas-Applegate’s compliance policies and practices including policies and practices regarding allocation of portfolio transactions, best price and execution of portfolio transactions, and soft dollar arrangements;

5. portfolio turnover rates;

6. fall-out benefits, such as research received pursuant to Section 28(e) of the Securities Exchange Act of 1934;

7. fees that Nicholas-Applegate charges its other clients with similar investment objectives/policies;

8. experience and qualifications of each of the members of the portfolio management teams;

The Contract Committee also considered the nature and quality of the services provided by Nicholas-Applegate, their confidence in Nicholas-Applegate’s integrity and competence, and Nicholas-Applegate’s responsiveness to questions and issues raised by the Trustees, including its willingness to consider and implement changes designed to improve investment and operational results.

In their deliberations, the Contract Committee did not identify any particular information that was controlling, and each member of the Contract Committee may have attributed different weights to the various factors.

The Contract Committee noted that some of the Funds appeared to be too small for optimum portfolio management. The Trustees considered it important that the adviser put additional effort and resources to enhance size of the Funds.

The Contract Committee determined that the fees of the Investment Advisory Agreement between each of the Funds and Nicholas-Applegate were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Contract Committee considered relevant in the exercise of their reasonable judgment.

The Contract Committee also separately discussed the material factors and conclusions that formed the basis for the Contract Committee to recommend to the Board of Trustees approval of the Investment Advisory Agreement for each of the Funds.

Nature, extent and quality of the services provided by Nicholas-Applegate

The Contract Committee noted that Nicholas-Applegate manages the portfolios of each of the Funds under the direction of the Board of Trustees. Nicholas-Applegate manages each Fund consistent with each Fund’s objectives and policies. Nicholas-Applegate provides each Fund with office space and such other services and personnel as are necessary for its operations.

The Contract Committee considered the scope and quality of services provided by Nicholas-Applegate under the Investment Advisory Agreement. The Contract Committee considered the quality of the investment research capabilities of Nicholas-Applegate and the other resources that it has dedicated to performing services for the Funds. Although the Contract Committee noted that investment performance in 5 of the Funds fell below expectations in terms of both performance and expenses, following a report by Nicholas-Applegate’s Chief Investment Officer on changes being implemented to improve performance, the Committee expressed confidence in Nicholas-Applegate and the portfolio management teams. Accordingly, the Contract Committee concluded that, overall, it was satisfied with the efforts being made by Nicholas-Applegate to maintain and enhance the nature, extent and quality of services provided to each of the Funds.

Cost of Services

The Contract Committee noted the Funds’ assets had decreased over time, resulting in lower revenues to Nicholas-Applegate. With this factor combined with an increase in expenses necessary to expand the quality of investment personnel, respond to regulatory change, and retain key personnel, Nicholas-Applegate’s profitability from its arrangements with the Funds has declined over time and is expected to continue to decline until assets increase. In these circumstances, “profitability” was considered but not given significant weight by the Contract Committee.

Economies of Scale

The Contract Committee noted that the investment advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. However, the Contract Committee did note that overall fees paid to Nicholas-Applegate (investment advisory, administration, and shareholder service) contain the functional equivalent of breakpoints through four to five different share classes that reduce the fees paid to Nicholas-Applegate based on the asset level of the account. The Contract Committee recognized that the existing fee structure is consistent with the institutional nature of the Funds and of Nicholas-Applegate’s business, which caters to large institutional investors (e.g. pension plans, endowments, public funds). Having taken these factors into consideration, the Contract Committee believed the Funds’ current multiple share class fee structure establishes a reasonable basis for realizing economies of scale for certain of the Funds’ expenses which may exist when account size increases. At current asset levels, the Contract Committee also noted that the Funds have not realized any economies of scale in respect to other fund expenses.

Investment Results, Fees and Expenses

The Contract Committee considered the investment result of each of the Funds as compared to investment companies with similar investment objectives and policies as determined by an independent organization and with a relevant securities index. In addition to the information received by the Contract Committee for their meeting, Nicholas-Applegate provides detailed performance information for each Fund at each regular meeting of the Board of Trustees during the year. At the meeting of the Contract Committee, the members reviewed information showing absolute and relative performance of each Fund over 1-year, 3-year, and 5-year periods.

The Contract Committee considered the investment advisory fee paid by each Fund. The Contract Committee recognized that it is difficult to make comparisons of investment advisory fees paid by others because there are variations in the services that are included in the fees paid by those funds.

The Contract Committee also considered the fees that Nicholas-Applegate charges other clients with similar investment objectives/policies. These included management fees and performance fees charged. Nicholas-Applegate acts as sub-adviser to several open-end and closed-end registered investment companies, non-US investment companies, and investment adviser for separately managed institutional investor accounts. For funds where Nicholas-Applegate acts as sub-adviser, the investment advisory fee for those funds is lower. For separately managed accounts where Nicholas-Applegate acts as investment adviser, the investment advisory fee is comparable and in some cases higher. Representatives of Nicholas-Applegate reviewed with the Contract Committee the significant differences in the scope of services provided and financial commitments and risks involved in managing the various types of accounts.

The Contract Committee also considered the total expense ratio for each Fund in comparison to its peer group.

U.S. Emerging Growth Fund.  The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 2000 Growth Index. The comparative information showed the Fund had underperformed its peer group and Index for the 1-year, 3-year, and 5-year periods.

The Contract Committee also reviewed comparable fees and expenses. The $43 million of assets for the Fund was equal to the average of its peer group. The information showed that the Fund’s investment advisory fee was less than the peer group median, gross expense ratio lower than the peer group average, and net expense ratio higher than the peer group median although it was not the highest one in the group. Nicholas-Applegate explained the gross expense ratio was very favorable to that of the peer group but the other advisers had waiver and/or reimbursed more than Nicholas-Applegate. The Contract Committee concluded that the Fund’s expense ratio was acceptable in light of quality of services and other factors considered.

U.S. Small Cap Value Fund.  The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 2000 Value Index. The comparative information showed the Fund had substantially outperformed both the peer group and the Index for the 1-year and 3-year periods. Based on their review, the Contract Committee concluded the Fund’s relative performance over time had been satisfactory.

The Contract Committee also reviewed comparable fees and expenses. The peer group consisted of funds with net assets, on average, of $130 million compared with $44 million for the Fund. The information showed that the Fund’s investment advisory fee about the same as its peer group median and its net and gross expense ratio was higher than its peer group median but it was not the highest in the group. Nicholas-Applegate explained that the Fund’s higher than average expense ratio was a product of its lower than average net asset base and that it expected the expense ratio to decrease as assets increased. The Contract Committee expressed the need to focus on distribution efforts and Nicholas-Applegate expressed optimism concerning its efforts to distribute shares of the Fund. The Contract Committee concluded that the expense ratio was acceptable in light of the quality of services offered and other factors considered. It also concluded that the expense ratio would decrease as assets in the Fund increased.

U.S. Large Cap Value Fund.  The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 1000 Value Index. The comparative information showed the Fund was best in its peer group for 5-year performance and slightly below the peer group average for 1-year and 3-year periods. Based on their review, the Contract Committee concluded the Fund’s relative investment performance over time had been satisfactory. The Trustees voiced the expectation would take appropriate steps to enhance future performance over its 1 and 3-year performance.

The Contract Committee also reviewed comparable fees and expenses. The peer group consisted of funds with net assets, on average, of $36 million compared with $24 million for the Fund. The information showed that the Fund’s investment advisory fee was lower than its peer group and its net expense ratio was slightly lower (3 basis points) to its peer group median.

U.S. Systematic Large Cap Growth Fund.  The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 1000 Growth Index. The comparative information showed the Fund had underperformed its peer group and Index for the 1-year, 3-year, and 5-year periods. In early 2004, Nicholas-Applegate changed portfolio manager teams from one focusing on a traditional approach to one that followed a quantitative approach that relied on analytical investment models prepared by the team. Since that time, the Fund had outperformed the Index. The Contract Committee considered Nicholas-Applegate’s change in the Fund’s portfolio management team and the relative performance of the Fund since the change. Based on their review, the Contract Committee concluded that, although the Fund’s relative performance over time had compared unfavorably to its peers and Index, Nicholas-Applegate was addressing the Trustees concerns about investment performance and retained confidence in Nicholas-Applegate’s overall capabilities to manage the Fund.

The Contract Committee also reviewed comparable fees and expenses. The peer group consisted of funds with net assets, on average, of $21 million compared with $24 million for the Fund. The information showed that the Fund’s investment advisory fee was below the peer group median, gross expenses were below the peer group median, and net expenses were higher (9 basis points) than the peer group median. Nicholas-Applegate explained that the Fund’s gross expense ratio was favorable to that of the peer group but other advisers had waived and/or reimbursed more than Nicholas-Applegate. The Contract Committee concluded that the Fund’s expense ratio was acceptable in light of the quality of services and other factors considered.

International Growth Fund.  The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the MSCI EAFE Index. The comparative information showed the Fund had underperformed the Index and its peer group for the 1-year, 3-year, and 5-year periods. The Contract Committee considered the change in Lead Portfolio Managers, the addition of two new analysts, and enhancement of its investment process. Based on their review, the Contract Committee concluded that, although the Fund’s relative investment performance over time had compared unfavorably to its peers and Index, Nicholas-Applegate was addressing the Trustee’s concerns about investment performance and retained confidence in Nicholas-Applegate’s overall capabilities to manage the Fund.

The Contract Committee also reviewed comparable fees and expenses. The peer group consisted of funds with net assets, on average, of $175 million compared to $153 million for the Fund. The information showed that the Fund’s investment advisory fee was lower than its peer group and its net expense ratio was higher than the peer group average although it was not the highest in the group. Nicholas-Applegate explained that the Fund’s gross expense ratio was comparable to the peer group average but other advisers had elected to waive and/or reimburse more than Nicholas-Applegate. The Contract Committee concluded that that the Fund’s expense ratio was acceptable in light of the quality of services offered and other factors considered. In view of Nicholas-Applegate’s declining revenues from the Funds’ operations, the Trustees concluded that Nicholas-Applegate’s waiver was appropriate.

Corporate Governance (unaudited)

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex
Name, Address (1)	Held with	Length of Time	Principal Occupation(s)	Overseen by	Other Directorships
and Age	Fund	Served (2)	During Past 5 Years	Trustee	Held by Trustee

Disinterested Trustees:

George F. Keane (76)	Chairman	Since August 2004	President Emeritus and founding Chief Executive Officer, The Common Fund (1971-1993); and Endowment Advisors (1987-1999) (organizations that provide investment management programs for colleges and universities) ;	12
Director, Bramwell Funds (since 1994); Director, Longview Oil & Gas (since 2000); Director, Security Capital U.S. Real Estate (since 1997); Director, The Universal Bond Fund (since 1997); Director, Universal Stainless & Alloy Products Inc. (since 1994); Director, United Water Services and affiliated companies (1996-2000); Director, and former Chairman of the Board, Trigen Energy Corporation (1994-2000); Trustee, Nicholas-Applegate Mutual Funds (1994-1999).

Walter E. Auch (84)	Trustee	Since May 1999	Retired; prior thereto, Chairman and CEO of Chicago Board of Options Exchange (1979-1986); Senior Executive Vice President PaineWebber, Inc.	12
Trustee, LLBS Funds (since 1994 and Brinson Supplementary Trust (since 1997); Director, Thompson Asset Management Corp (1987-1999; Director, Smith Barney Trak Fund (since 1992) and Smith Barney Advisors (since 1992); Director, PIMCO Advisors L.P (since 1994); Director, Banyon Realty Trust (1988-2002), Banyon Mortgage Investment Fund (1989-2002) and Banyon Land Fund II (since 1988); Director, Express America Holdings Corp (1992-1999); Director, Legend Properties, Inc. (1987-1999); Director, Senele Group (since 1988); Director, Fort Dearborn Income Securities, Inc. (1987-1995); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Geotek Industries, Inc. (1987-1998).

Darlene DeRemer (49)	Trustee	Since May 1999
Partner, Grail Partners LLC, and Advisor Merchant Bank (since 2005) Managing Director, Putnam Lovell NBF Private Equity (2004-Feb 2005); Managing Director, NewRiver E-Business Advisory Services Division (2000-2003); Prior to, President and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (1987-2003); Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as State Street Global Advisers, (1982-1987); Vice President, T. Rowe Price & Associates (1979-1982); Member, Boston Club (since 1998); Member, Financial Women’s Association Advisory Board (since 1995); Founder, Mutual Fund Cafe Website.
				12
Trustee, Bramwell Funds (since 2003), Board of Directors Independent Directors Council (IDC) (since 2004); Founding Member and Director, National Defined Contribution Council (since 1997); Trustee, Boston Alzheimer’s Association (since 1998); Director, King’s Wood Montessori School (since 1995); Editorial Board, National Association of Variable Annuities (since 1997); Director, Nicholas- Applegate Strategic Opportunities, Ltd. (1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (1994-2000); Director, Nicholas-Applegate Southeast Asia Fund, Ltd. (since 2004).

Interested Trustees:

Horacio A. Valeiras (46)	President & Trustee	Since August 2004	Managing Director (Since 2004) and Chief Investment Officer, Nicholas-Applegate Capital Management, Nicholas-Applegate Securities (since 2002); Managing Director of Morgan Stanley Investment Management, London (1997-2002); Head of International Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of International Strategies, Credit Suisse First Boston.	12	Trustee, The Bishops School (Since 2002); Trustee, San Diego Rowing Club (Since 2002).

Officers:

Charles H. Field, Jr. (49)	Secretary	Since May 2002	General Counsel, Nicholas- Applegate Capital Management, LLC (since 2004); Chief Compliance Officer (since ); Deputy General Counsel (1996-2004).	12	NA

Thomas Muscarella (49)	Treasurer	Since May 2005	Director, Mutual Fund Operations, Nicholas-Applegate Capital Management LLC (since 1998)	12	NA

(1) Unless otherwise noted, the address of the Trustees and Officers is c/o: Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.

(2) Each Trustee serves for an indefinite term, until her or his successor is elected.

TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

George F. Keane, Chairman

Walter E. Auch

Darlene T. DeRemer

Horacio A. Valeiras

OFFICERS

Horacio A. Valeiras, President

Charles H. Field, Jr., Secretary

Thomas Muscarella, Treasurer

INVESTMENT ADVISER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

Brown Brothers Harriman & Co., Private Bankers

TRANSFER AGENT

UMB Fund Services Group, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

[Logo NICHOLAS APPLEGATE INSTITUTIONAL FUNDS](Registered_Trademark)

600 West Broadway

San Diego, California 92101

800 - 551 - 8643

Nicholas-Applegate Securities, Distributor

ANN305RET

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b)	There have been no amendments, during the period covered by this Report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of weather these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(c)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(d)	A copy of the code of ethics referenced in Item 2(a) of this Form N-CSR is filed as Exhibit 12(a) (1) of this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(2) The following Trustees have been designated as audit committee financial experts by the Board of Trustees: George F. Keane, Walter E. Auch and Darlene T. De Remer. Messrs. Keane and Auch and Ms. DeRemer are “independent” as defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $251,300.00 for 2005 and $222,650.00 for 2004.

(b) AUDIT-RELATED FEES
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item are $0 for 2005 and $0 for 2004.

(c)   Tax Fees
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advise and tax planning are $29,670.50 for 2005 and $20,000.00 for 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state, local and Mauritius entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)  All Other Fees
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2004. These services consisted of (i) review of SEC regulatory filings(ii) Consulting related to the Mauritius Entity

(e) (1) The registrant has adopted pre-approval policies and procedures consistent with Rule 2-01(c) (7) of Regulation S-X. The policies and procedures allow for the pre-approval of the following non-audit services: consultations on GAAP and/or financial statement disclosure matters not exceeding $25,000/year; consultations on tax accounting matters not exceeding $25,000/year; review of annual excise distribution provisions not exceeding $15,000/year; and, various regulatory and tax filings in foreign jurisdictions (such as India, Taiwan and Venezuela) not exceeding $25,000/year. The policies and procedures require quarterly reporting to the Audit Committee of all such services performed and related fees billed pursuant to the policies and procedures.
(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows:
(b) Not applicable.
(c) 100%
(d) Not applicable.

(f)  If greater than 50% The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was 0 for 2005 and $0 for 2004.

(h)
The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSE-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
Item 11(a) The registrant’s principal executive and financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1933, as amended.

Item 11(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The registrant’s code of ethics that is the subject of the disclosure required by Item 2 is filed as Exhibit 12(a) (1)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) is filed as Exhibit 12(a) (2).

(b) The certifications required by Rule 30a-2(b) under the Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached as exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Institutional Funds
-------------------------------------

By (Signature and Title)

=======================
/s/ Horacio A. Valeiras
Horacio A. Valeiras
Title: President
Date: August 24, 2005

By (Signature and Title)

=======================
/s/ Thomas Muscarella
Thomas Muscarella
Title: Treasurer
Date: August 24, 2005

* Print name and title of each signing officer under his or her signature.